THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

December 4, 2015

Dear Shareholders of:

Royce European Small-Cap Fund
Royce Global Value Fund

We are sending this information to you because you are a shareholder of one or both of Royce European Small-Cap Fund (“European Small-Cap”) and Royce Global Value Fund (“Global Value”). Shareholders of European Small-Cap are being invited to vote on the proposed reorganization of that Fund into Royce International Premier Fund (“International Premier”). Likewise, Global Value shareholders are being invited to vote on a separate proposed reorganization of Global Value into International Premier. Each of European Small-Cap, Global Value, and International Premier is a series of The Royce Fund (the “Trust”).

For ease of reference and clarity of presentation, we sometimes refer to:

•	each of European Small-Cap and Global Value as a “Target Fund”;
•	each proposed transaction as a “Reorganization”; and
•	the fund resulting from either or both of the Reorganizations as the “Combined Fund.”

A special meeting of the shareholders of each Target Fund is scheduled for January 21, 2016 (each, a “Meeting”) to consider and approve the proposed Reorganization for that Target Fund. If a Reorganization receives the required shareholder approval and is completed, shareholders of that Target Fund will become shareholders of International Premier and will cease to own shares of that Target Fund and that Target Fund will be terminated. Please note that the Reorganizations are separate transactions. Shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of the other Reorganization. Likewise, completion of one Reorganization is not contingent upon, and will not affect, completion of the other Reorganization. This package contains information about each proposal and includes materials you will need to vote.

Proposed Reorganization of Royce European Small-Cap Fund into Royce International Premier Fund

In order to help European Small-Cap shareholders vote on the proposed Reorganization, below is a short summary of the similarities and differences between those Funds and certain other factors to be considered by European Small-Cap shareholders when voting on the Reorganization.

European Small-Cap and International Premier are similar to one another in that they:

•	have the same investment objective;
•	have the same portfolio managers;
•	use a bottom-up, disciplined value investment approach;
•	invest primarily in small-cap equity securities;
•	invest a substantial portion of their assets in a limited number of issuers;
•	provide substantial exposure to foreign (i.e., non-U.S.) equity securities;
•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings;
•	are subject to identical contractual investment advisory fee rates;
•	are subject to the same restrictions on investments in developing country securities; and
•	had almost identical portfolio turnover rates for the fiscal year ended December 31, 2014.

European Small-Cap and International Premier are, however, different from one another in that:

•
European Small-Cap invests, under normal market conditions, at least 80% of its net assets in small-cap equity securities of companies that are headquartered in Europe, while International Premier is not subject to a similar geographical investment requirement;

•	International Premier invested 10.7% of its nets assets in developing country securities as of September 30, 2015, compared with 0% for European Small-Cap; and
•	they have different benchmark indexes.

Overall, European Small-Cap and International Premier are subject to similar principal investment risks due to their similar investment strategies and their focus on foreign securities. However, European Small-Cap will be more exposed to the risks associated with investing in Europe than International Premier while International Premier will be more exposed to the risks associated with investing in developing country securities than European Small-Cap.

Although European Small-Cap was larger than International Premier as of September 30, 2015 (i.e., net assets of $21.4 million for European Small-Cap versus net assets of $8.4 million for International Premier), neither Fund has attracted and maintained assets at a sufficient level for it to be viable as a stand-alone mutual fund on a long-term basis. Moreover, because European Small-Cap and International Premier are subject to identical contractual operating expense ratio caps over the same upcoming time periods, European Small-Cap shareholders will not experience increased net annualized operating expense ratios as shareholders of the Combined Fund after the Reorganization during those time periods. Combined Fund shareholders may, however, experience higher net annualized operating expense ratios after the expiration of such contractual expense caps.

We further note that the Combined Fund’s ability to use the capital loss carryforwards of European Small-Cap and International Premier to offset the Combined Fund’s capital gains, if any, and to use certain other tax attributes may be limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by European Small-Cap would have included in the absence of the Reorganization, thereby reducing the after-tax investment returns of former European Small-Cap shareholders.

Information regarding the past investment performance of each of European Small-Cap and International Premier is set forth in the Prospectus/Proxy Statement under the heading “Summary of European Small-Cap Reorganization–Summary of Reasons for the Proposed European Small-Cap Reorganization” and “Information About the Reorganizations–Reasons for the Proposed European Small-Cap Reorganization.” Past performance is no guarantee of future results.

We believe that completion of this Reorganization would give European Small-Cap shareholders the opportunity to participate in a fund with: (i) the same investment objective and portfolio managers; (ii) similar principal investment strategies and policies; and (iii) a larger asset base over which expenses may be spread. The Board of Trustees of the Trust has approved the Reorganization and recommends that European Small-Cap shareholders vote “FOR” the related proposal. Although the Trustees have determined that the Reorganization is in the best interests of European Small-Cap and its shareholders, the final decision rests with those shareholders.

Proposed Reorganization of Royce Global Value Fund into Royce International Premier Fund

In order to help Global Value shareholders vote on the proposed Reorganization, below is a short summary of the similarities and differences between those Funds and certain other factors to be considered by Global Value shareholders when voting on the Reorganization.

Global Value and International Premier are similar to one another in that they:

•	have the same investment objective;
•	have the same lead portfolio manager;
•	use a bottom-up, disciplined value investment approach;
•
invest primarily in the equity securities of smaller companies, with Global Value investing a significant portion of its assets in the equity securities of companies with stock market capitalizations up to $5 billion at the time of investment and International Premier investing primarily in the equity securities of companies with stock market capitalizations up to $3 billion at the time of investment;

•	provide substantial exposure to foreign (i.e., non-U.S.) equity securities;
•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings;
•	are subject to identical contractual investment advisory fee rates;
•
are subject to the same restrictions on investments in developing country securities and invested similar percentages of their respective net assets in those types of securities as of September 30, 2015; and

•	had similar portfolio turnover rates for the fiscal year ended December 31, 2014.

Global Value and International Premier are, however, different from one another in that:

•	their portfolio management teams are not comprised entirely of the same members;
•
Global Value’s holdings generally are more broadly diversified than those of International Premier because International Premier normally invests a substantial portion of its assets in a limited number of issuers;

•	although Global Value generally allocates a portion of its assets to U.S. securities, International Premier generally does not do so; and
•	they have different benchmark indexes.

Overall, Global Value and International Premier are subject to similar principal investment risks due to their similar investment strategies and their focus on foreign securities. However, International Premier’s investment of a substantial portion of its assets in a limited number of issuers may involve considerably more risk to investors than Global Value’s more broadly diversified portfolio of smaller-company securities because International Premier’s portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event. In addition, relative to International Premier, Global Value will be more exposed to the risks associated with investing in the United States to the extent Global Value invests a larger percentage of its net assets in companies headquartered in that country.

Global Value has experienced a significant decline in its net asset level in recent years, going from $233 million in net assets as of December 31, 2013 to $59.9 million in net assets as of September 30, 2015. Although Global Value’s net asset base was substantially larger than that of International Premier (i.e., $8.4 million) as of that date, neither Fund has attracted and maintained assets at a sufficient level for it to be viable as a stand-alone mutual fund on a long-term basis. Moreover, because International Premier’s various share classes are subject to identical or more favorable contractual operating expense ratio caps over the same upcoming time periods, Global Value shareholders will not experience increased net annualized operating expense ratios as shareholders of the Combined Fund after the Reorganization during the time periods covered by those caps. Combined Fund shareholders may, however, experience higher net annualized operating expense ratios after the expiration of such contractual expense caps.

We further note that the Combined Fund’s ability to use the capital loss carryforwards of Global Value, which are substantial, to offset the Combined Fund’s capital gains, if any, and to use certain other tax attributes may be substantially limited. Additionally, the Combined Fund’s ability to use the capital loss carryforwards of International Premier may be limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by Global Value would have included in the absence of the Reorganization, thereby reducing the after-tax investment returns of former Global Value shareholders.

Information regarding the past investment performance of each of Global Value and International Premier is set forth in the Prospectus/Proxy Statement under the heading “Summary of Global Value Reorganization–Summary of Reasons for the Proposed Global Value Reorganization” and “Information About the Reorganizations–Reasons for the Proposed Global Value Reorganization.” Past performance is no guarantee of future results.

We believe that completion of this Reorganization would give Global Value shareholders the opportunity to participate in a fund with: (i) the same investment objective and the same lead portfolio manager; (ii) similar principal investment strategies and policies; and (iii) a larger asset base over which expenses may be spread. The Board of Trustees of the Trust has approved the Reorganization and recommends that Global Value shareholders vote “FOR” the related proposal. Although the Trustees have determined that the Reorganization is in the best interests of Global Value and its shareholders, the final decision rests with those shareholders.

Conclusion

 The enclosed materials explain these proposals in more detail and we encourage you to review them carefully. We hope that you will respond today to ensure that your shares will be represented at the relevant Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone at 1-800-830-3542;
•	By internet at www.2voteproxy.com/royce; or
•	By returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the relevant Meeting.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about either Reorganization.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

CHRISTOPHER D. CLARK
President of The Royce Fund

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further proxy solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the relevant proposal.

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

——————

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 21, 2016

——————

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a “Meeting” and together, the “Meetings”) of the following funds (each, a “Target Fund” and together, the “Target Funds”), each a series of The Royce Fund (the “Trust”), will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on January 21, 2016 at the times indicated below:

Legal Name of Target Fund	Referred to Herein As	Meeting Time
Royce European Small-Cap Fund	European Small-Cap	10:00 a.m. Eastern time
Royce Global Value Fund	Global Value	11:00 a.m. Eastern time

The Meetings will be held for the following purposes:

1. To approve a Plan of Reorganization of the Trust (the “Plan”), on behalf of each Target Fund and Royce International Premier Fund (“International Premier”). As described in more detail in the accompanying Joint Proxy Statement and Prospectus, the Plan provides for the transfer of all of the assets of the relevant Target Fund to International Premier in exchange for International Premier’s assumption of all of the liabilities of that Target Fund and International Premier’s issuance to that Target Fund of shares of beneficial interest of International Premier (the “International Premier Shares”). The International Premier Shares received by a Target Fund in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of all of the shares of that Target Fund that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by a Target Fund, on a pro rata basis, of the International Premier Shares to its shareholders in complete liquidation of the relevant Target Fund. Shareholders of a Target Fund would receive the same class of International Premier Shares as they held in the relevant Target Fund. The reorganization transaction involving European Small-Cap is separate from the transaction involving Global Value. Only shareholders of European Small-Cap will vote in connection with the reorganization transaction involving that Fund. Likewise, only shareholders of Global Value will vote in connection with the reorganization transaction involving that Fund. A vote in favor of the Plan by shareholders of a Target Fund will constitute a vote in favor of the termination of that Target Fund as a separate series of the Trust.

2. To transact such other business as may come before the relevant Meeting or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on November 13, 2015 as the record date (the “Record Date”) for the determination of those Target Fund shareholders entitled to vote at the relevant Meeting or any adjournment thereof. Only holders of record of shares of a Target Fund at the close of business on the Record Date will be entitled to vote at the relevant Meeting or any adjournment thereof.

A complete list of the Target Fund shareholders entitled to vote at the relevant Meeting will be available and open to the examination of any shareholder of that Target Fund for any purpose relevant to such Meeting during ordinary business hours from and after January 7, 2016, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

Under the Plan, shareholder approval of one reorganization transaction is not contingent upon, and will not affect in any way, shareholder approval of the other reorganization transaction. In addition, the consummation of one reorganization transaction is not contingent upon, and will not affect in any way, the consummation of the other reorganization transaction. Target Fund shareholders should consider each proposal independently of the other proposal.

If the Plan receives the required shareholder approval and the reorganization transaction in respect of the Target Fund in which you own shares is completed, you will become a shareholder of International Premier, you will no longer own shares of your Target Fund, and your Target Fund will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the reorganization transaction in respect of the Target Fund in which you own shares is otherwise not completed, the relevant Target Fund and International Premier will continue to operate as separate funds and you will remain a shareholder of your Target Fund.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about either reorganization transaction. If you need assistance voting, please call Boston Financial Data Services, Inc., the proxy solicitor, toll-free at 1-844-292-8013.

IMPORTANT

To avoid the wasteful and unnecessary expense of further proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the relevant Meeting. You may also authorize a proxy to vote your shares via touch-tone telephone or the Internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient proxy authorization options. The accompanying proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend the relevant Meeting.

By Order of the Board of Trustees of The Royce Fund

John E. Denneen
Secretary

     December 4, 2015

JOINT PROXY STATEMENT
for
ROYCE EUROPEAN SMALL-CAP FUND
and
ROYCE GLOBAL VALUE FUND,
EACH A SERIES OF THE ROYCE FUND
and
PROSPECTUS
for
ROYCE INTERNATIONAL PREMIER FUND,
A SERIES OF THE ROYCE FUND

745 Fifth Avenue
New York, New York 10151
1-800-221-4268

Reorganization of Royce European Small-Cap Fund into Royce International Premier Fund
and
Reorganization of Royce Global Value Fund into Royce International Premier Fund

This Joint Proxy Statement and Prospectus (this “Prospectus/Proxy Statement”) is furnished in connection with the Special Meetings of Shareholders (each, a “Meeting” and together, the “Meetings”) of the funds listed immediately below (each, a “Target Fund” and together, the “Target Funds”). Each Target Fund is a separate series of The Royce Fund (the “Trust”). Shareholders of the relevant Target Fund will be asked to approve the Plan of Reorganization of the Trust (the “Plan”) in respect of that Target Fund at the Meeting. As described in more detail below, the Plan provides for the reorganization of each Target Fund into the acquiring fund listed below, which is also a series of the Trust. Each Target Fund and Royce International Premier Fund is sometimes individually referred to herein as a “Fund”, and collectively, as the “Funds”.

Target Fund	Acquiring Fund	Name of Reorganization
Royce European Small-Cap Fund	Royce International Premier Fund	European Small-Cap Reorganization
Royce Global Value Fund	Royce International Premier Fund	Global Value Reorganization

The Plan provides for the transfer of all of the assets of the relevant Target Fund to Royce International Premier Fund (“International Premier”) in exchange for International Premier’s assumption of all of the liabilities of that Target Fund and International Premier’s issuance to that Target Fund of shares of beneficial interest of International Premier (the “International Premier Shares”). The International Premier Shares received by a Target Fund in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of all of the shares of that Target Fund that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by a Target Fund, on a pro rata basis, of the International Premier Shares to its shareholders in complete liquidation of the relevant Target Fund. Shareholders of a Target Fund would receive the same class of International Premier Shares as they held in the relevant Target Fund.

Each acquisition of assets of a Target Fund by International Premier in exchange for International Premier’s assumption of the Target Fund’s liabilities and the issuance and distribution of the International Premier Shares to the Target Fund and its shareholders is from time to time individually referred to as a “Reorganization” and are from time to time together referred to as the “Reorganizations.” The fund resulting from either Reorganization or both of the Reorganizations is sometimes referred to herein as the “Combined Fund.” Upon completion of either Reorganization or both of the Reorganizations, the Combined Fund will be managed in accordance with International Premier’s investment objective and principal investment policies and strategies and will be subject to International Premier’s investment advisory agreement.

The European Small-Cap Reorganization is separate from the Global Value Reorganization. Only shareholders of Royce European Small-Cap Fund (“European Small-Cap”) will vote in connection with the European Small-Cap Reorganization. Likewise, only shareholders of Royce Global Value Fund (“Global Value”) will vote in connection with the Global Value Reorganization.

Under the Plan, shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Target Fund shareholders should consider each proposal independently of the other proposal.

If the Plan receives the required shareholder approval and the corresponding Reorganization in respect of a Target Fund in which you own shares is completed, you will become a shareholder of International Premier, you will no longer own shares of your Target Fund, and your Target Fund will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the corresponding Reorganization in respect of a Target Fund in which you own shares is not otherwise completed, such Target Fund and International Premier will continue to operate as separate Funds and you will remain a shareholder of your Target Fund.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on November 13, 2015 as the record date (the “Record Date”) for the determination of those Target Fund shareholders entitled to vote at the relevant Meeting or any adjournment thereof. Only holders of record of shares of a Target Fund at the close of business on the Record Date will be entitled to vote at the relevant Meeting or any adjournment thereof.

The Meetings will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on January 21, 2016 at the times indicated below:

Target Fund	Meeting Time
Royce European Small-Cap Fund	10:00 am Eastern time
Royce Global Value Fund	11:00 am Eastern time

Royce & Associates, LLC (“Royce”), the investment adviser to each of European Small-Cap, Global Value, and International Premier, has retained Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021 (the “Solicitor”), to solicit proxies for the Meetings. The Solicitor is responsible for printing proxy cards, mailing proxy material to Fund shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The cost of these services is expected to range from approximately $19,900 to $24,900, and will be paid by Royce. If you need assistance voting, please call the Solicitor toll-free at 1-844-292-8013.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust and Royce Fund Services, Inc., each Fund’s distributor, without cost to the Funds. Such solicitation may be by telephone, facsimile, or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries, and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, Royce will reimburse brokers, custodians, nominees, and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of Fund shares held of record by such persons.

Royce will pay all fees and expenses resulting from each Reorganization, including proxy solicitation costs and legal and audit fees. However, any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to a Reorganization will be borne by that Fund and its shareholders, while brokerage or other trading costs incurred in connection with buying or selling portfolio securities after a Reorganization will be borne by the Combined Fund and its shareholders.

As of the Record Date, European Small-Cap, Global Value, and International Premier had outstanding the number of shares of each share class as indicated in the table immediately below.
Fund and Share Class	Number of Shares Outstanding
Royce European Small-Cap Fund
Investment	292,237
Service	1,704,842

Royce Global Value Fund
Investment	2,340,189
Service	1,665,418
Consultant	664,131
R	4,452
K	2,431

Royce International Premier Fund
Investment	193,307
Service	654,527

This Prospectus/Proxy Statement is both a Prospectus for International Premier and a Joint Proxy Statement for European Small-Cap and Global Value. This Prospectus/Proxy Statement sets forth concisely the information about each Reorganization and International Premier that you should know before voting. You should review it carefully and retain it for future reference.

Each of the following documents has been filed with the Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference into (each legally forms a part of) this Prospectus/Proxy Statement:

•	The Statement of Additional Information relating to this Prospectus/Proxy Statement, dated December 4, 2015 (the “Reorganization SAI”) (File Number 333-207775);

•
The Statutory Prospectus relating to the Consultant Class, R Class, and K Class shares of Global Value (File Number 002-80348), dated May 1, 2015 and as amended and supplemented to date (the “Global Value C-R-K Prospectus”);

•
The Statement of Additional Information relating to each series of the Trust, including International Premier (File Number 002-80348), European Small-Cap (File Number 002-80348), and Global Value, dated May 1, 2015 and as amended and supplemented to date (the “SAI”); and

•	The Annual Report to Shareholders of various series of the Trust, including Global Value, for the fiscal year ended December 31, 2014 (the “Global Value Annual Report”).

Each of the following documents has been filed with the SEC, and is incorporated herein by reference into (each legally forms a part of), and also accompanies this Prospectus/Proxy Statement:

•
The Statutory Prospectus relating to the Investment Class and Service Class shares of various series of the Trust, including International Premier, European Small-Cap, and Global Value, dated May 1, 2015 and as amended and supplemented to date (the “Statutory Prospectus”);

•	The Annual Report to Shareholders of various series of the Trust, including International Premier and European Small-Cap, for the fiscal year ended December 31, 2014 (the “Annual Report”); and

•
The Semiannual Report to Shareholders of various series of the Trust, including International Premier, European Small-Cap, and Global Value, for the six-month period ended June 30, 2015 (the “Semiannual Report”).

The documents listed above are available free of charge by calling Investor Services toll-free at 1-800-221-4268, or by writing to the Funds at 745 Fifth Avenue, New York, New York 10151. Each Target Fund and International Premier are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

--------------------
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense
--------------------

The date of this Prospectus/Proxy Statement is December 4, 2015

FEES AND EXPENSES FOR ROYCE EUROPEAN SMALL-CAP FUND SHAREHOLDERS (INVESTMENT CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Investment Class shares of European Small-Cap and International Premier and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratios below for each Fund are based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2015, as adjusted to give effect to the revised contractual investment management fee structures and the revised contractual expense caps that will go into effect on January 1, 2016. The pro forma fees and expenses for the Investment Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on September 30, 2015.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Investment Class
Shareholder Fees (fees paid directly from your investment)
	Royce European Small-Cap Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of European Small-Cap Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	2.00%	2.00%	2.00%	2.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. European Small-Cap shareholders should consider the European Small-Cap Reorganization independently of the Global Value Reorganization.

Investment Class+
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce European Small-Cap Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of European Small-Cap Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Management fees++	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.00%	0.00%	0.00%
Other expenses	1.57%	1.93%	1.20%	0.53%
Total annual Fund operating expenses	2.57%	2.93%	2.20%	1.53%
Fee waivers and/or expense reimbursements	(1.38)%**	(1.74)%**	(1.01)%**	(0.34)%**
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.19%**	1.19%**	1.19%**	1.19%**

+ Restated to reflect each Fund’s revised contractual investment management fee rate and the revised contractual expense cap for the Investment Class shares of each Fund which become effective as of January 1, 2016.

++ Effective January 1, 2016, each Fund’s contractual investment management fee rate will be 1.00% of the first $2,000,000,000, 0.95% of the next $2,000,000,000, 0.90% of the next $2,000,000,000, and 0.85% of any additional average net assets. From July 1, 2015 to December 31, 2015, each Fund’s contractual investment management fee rate was 1.10% of the first $2,000,000,000, 1.05% of the next $2,000,000,000, 1.00% of the next $2,000,000,000, and 0.95% of any additional average net assets.

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. European Small-Cap shareholders should consider the European Small-Cap Reorganization independently of the Global Value Reorganization.

** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.19% through December 31, 2016 and at or below 1.74% through December 31, 2025.

Investment Class Expense Example
This example is intended to help you compare the cost of investing in Investment Class shares of European Small-Cap, International Premier, and the Combined Fund based on their respective net annual fund operating expenses as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce European Small-Cap Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of European Small-Cap Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
1 Year	$121	$121	$121	$121
3 Years	$494	$494	$494	$450
5 Years	$892	$892	$892	$802
10 Years	$2,006	$2,006	$2,006	$1,795
* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. European Small-Cap shareholders should consider the European Small-Cap Reorganization independently of the Global Value Reorganization.

FEES AND EXPENSES FOR ROYCE EUROPEAN SMALL-CAP FUND SHAREHOLDERS (SERVICE CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Service Class shares of European Small-Cap and International Premier and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratios below for each Fund are based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2015, as adjusted to give effect to the revised contractual investment management fee structures and the revised contractual expense caps that will go into effect on January 1, 2016. The pro forma fees and expenses for the Service Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on September 30, 2015.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Service Class
Shareholder Fees (fees paid directly from your investment)
	Royce European Small-Cap Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of European Small-Cap Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	2.00%	2.00%	2.00%	2.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. European Small-Cap shareholders should consider the European Small-Cap Reorganization independently of the Global Value Reorganization.

Service Class+
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce European Small-Cap Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of European Small-Cap Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Management fees++	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.25%	0.25%	0.25%	0.25%
Other expenses	0.75%	1.43%	0.64%	0.48%
Total annual Fund operating expenses	2.00%	2.68%	1.89%	1.73%
Fee waivers and/or expense reimbursements	(0.56)%**	(1.24)%**	(0.45)%**	(0.29)%**
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.44%**	1.44%**	1.44%**	1.44%**

+ Restated to reflect each Fund’s revised contractual investment management fee rate and the revised contractual expense cap for the Service Class shares of each Fund which become effective as of January 1, 2016.
++ Effective January 1, 2016, each Fund’s contractual investment management fee rate will be 1.00% of the first $2,000,000,000, 0.95% of the next $2,000,000,000, 0.90% of the next $2,000,000,000, and 0.85% of any additional average net assets. From July 1, 2015 to December 31, 2015, each Fund’s contractual investment management fee rate was 1.10% of the first $2,000,000,000, 1.05% of the next $2,000,000,000, 1.00% of the next $2,000,000,000, and 0.95% of any additional average net assets.

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. European Small-Cap shareholders should consider the European Small-Cap Reorganization independently of the Global Value Reorganization.

** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.44% through December 31, 2016 and at or below 1.99% through December 31, 2025.

Service Class Expense Example
This example is intended to help you compare the cost of investing in Service Class shares of European Small-Cap, International Premier, and the Combined Fund based on their respective net annual fund operating expenses as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce European Small-Cap Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of European Small-Cap Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
1 Year	$147	$147	$147	$147
3 Years	$571	$571	$550	$517
5 Years	$1,022	$1,022	$980	$911
10 Years	$2,273	$2,273	$2,175	$2,017
* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. European Small-Cap shareholders should consider the European Small-Cap Reorganization independently of the Global Value Reorganization.

PORTFOLIO TURNOVER
Each of European Small-Cap and International Premier pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger Fund distributions of net realized capital gains and, therefore, higher taxes for shareholders whose fund shares are held in a taxable account. These costs, which are not reflected in the fee tables or expense examples above, affect each Fund’s performance. The portfolio turnover rate for each Fund during the fiscal year ended December 31, 2014 is shown below.

Royce European Small-Cap Fund	Royce International Premier Fund
65%	62%

SUMMARY OF EUROPEAN SMALL-CAP REORGANIZATION

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement relating to the European Small-Cap Reorganization, including the form of Plan, a copy of which is attached as Appendix A hereto. You should read the more complete information in the rest of this Prospectus/Proxy Statement along with the Statutory Prospectus, the Annual Report, and the Semiannual Report, copies of which are enclosed, the SAI, and the Reorganization SAI. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

General
The Trust is a Delaware statutory trust that is registered with the SEC as an open-end management investment company. Each of European Small-Cap and International Premier is organized as a separate series of the Trust. European Small-Cap and International Premier are “diversified” investment companies within the meaning of the 1940 Act. A “diversified” fund is a mutual fund that, with respect to 75% of the value of its total assets, may not: (i) have more than 5% of the value of its total assets invested in the securities of any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer.

European Small-Cap and International Premier have the same two portfolio managers. David A. Nadel and Mark Rayner co-manage European Small-Cap, while Mr. Nadel manages International Premier and is assisted by Mr. Rayner.

Upon completion of the European Small-Cap Reorganization, the Combined Fund will be managed in accordance with International Premier’s investment objective and principal investment policies and strategies and will be subject to International Premier’s legal agreements.

The Proposed European Small-Cap Reorganization
The Board of Trustees of the Trust (the “Board”) has approved the Plan in connection with the European Small-Cap Reorganization and unanimously recommends that European Small-Cap shareholders vote to approve the Plan. The Plan provides, among other things, for:

•
the transfer of all of the assets of European Small-Cap to International Premier in exchange for International Premier’s assumption of all of the liabilities of European Small-Cap and International Premier’s issuance to European Small-Cap of the International Premier Shares;

•	the pro rata distribution of the International Premier Shares by European Small-Cap to its shareholders;
•	the liquidation of European Small-Cap and its termination as a separate series of the Trust.

The International Premier Shares issued by International Premier to European Small-Cap as part of the European Small-Cap Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of all of the European Small-Cap shares that are outstanding immediately prior to such Reorganization. European Small-Cap will, in turn, distribute those International Premier Shares to its shareholders. The International Premier Shares received by each European Small-Cap shareholder as part of the European Small-Cap Reorganization will be of the same class and will have an aggregate net asset value that is equal to the aggregate net asset value of their European Small-Cap shares immediately prior to such Reorganization. Please see “Information About the Reorganizations-Summary of the Terms of the Plan” for more detailed information regarding the Plan.

Completion of the European Small-Cap Reorganization is subject to the approval of European Small-Cap shareholders as described in the section entitled “Voting Information” and the satisfaction of certain other conditions. If the Plan receives the required shareholder approval and the European Small-Cap Reorganization is completed, European Small-Cap shareholders will become shareholders of International Premier and will no longer own European Small-Cap shares, and European Small-Cap will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the European Small-Cap Reorganization is not otherwise completed, each of European Small-Cap and International Premier will continue to operate as separate Funds and European Small-Cap shareholders will remain shareholders of that Fund.

Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. European Small-Cap shareholders should consider the European Small-Cap Reorganization independently of the Global Value Reorganization.

Summary of Reasons for the Proposed European Small-Cap Reorganization
The Trustees unanimously concluded that the interests of existing shareholders of European Small-Cap would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of European Small-Cap and International Premier. The Trustees considered the following factors in making these determinations:

•	European Small-Cap and International Premier have identical investment objectives;
•	European Small-Cap and International Premier have the same portfolio managers;
•
Each of European Small-Cap and International Premier provides substantial exposure to foreign ( i.e., non-U.S.) equity securities, with International Premier’s holdings being more geographically diversified than those of European Small-Cap;

•
Notwithstanding their different geographic focus, European Small-Cap and International Premier both use a bottom-up, disciplined value investment approach to invest in a limited number of small-cap companies;

•	European Small-Cap and International Premier are subject to similar principal investment risks;
•	European Small-Cap and International Premier had substantially similar portfolio turnover rates for the fiscal year ended December 31, 2014;
•	As noted in the table immediately below, International Premier had higher average annual total returns than European Small-Cap for all of the relevant periods ended June 30, 2015;

	Average Annual Total Returns for Periods Ended June 30, 2015*
Fund	Quarter	2 Quarters	1 Year	3 Years	5 Years	Since Inception Date
Royce European Small-Cap Fund	6.55%	11.64%	-9.03%	10.57%	9.58%	3.29% (12/29/2006)
Royce International Premier Fund	7.95%	13.78%	1.35%	12.12%	N/A	5.54% (12/31/2010)
* Past performance is no guarantee of future results.

•	European Small-Cap and International Premier are subject to identical contractual investment advisory fee rates;
•
Although European Small-Cap was larger than International Premier as of September 30, 2015 (i.e., net assets of $21.4 million for European Small-Cap versus net assets of $8.4 million for International Premier), neither Fund has attracted and maintained assets at a sufficient level for it to be viable as a stand-alone mutual fund on a long-term basis;

•
As set forth in the fee tables under the headings “Fees and Expenses for Royce European Small-Cap Fund Shareholders,” although European Small-Cap’s restated gross annualized operating expense ratio was lower than that of International Premier, the Combined Fund’s pro forma gross annualized operating expense ratio was lower than European Small-Cap’s expense ratio;

•
Because European Small-Cap and International Premier are subject to identical contractual expense caps over the same upcoming time periods, European Small-Cap shareholders will not experience increased net annualized operating expense ratios as shareholders of the Combined Fund during those time periods;

•
Because the Combined Fund’s ability to use the capital loss carryforwards of European Small-Cap and International Premier to offset the Combined Fund’s capital gains, if any, and the use of certain other tax attributes may be limited, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by European Small-Cap would have included in the absence of the European Small-Cap Reorganization, thereby reducing the after-tax investment returns of former European Small-Cap shareholders;

•	As described in more detail below, Royce will pay all fees and expenses resulting from the European Small-Cap Reorganization; and
•
It is a condition to the closing of the European Small-Cap Reorganization that European Small-Cap and International Premier receive an opinion of special tax counsel to the Trust relating to the tax-free nature of such Reorganization for U.S. federal income tax purposes.

Please see “Comparison of European Small-Cap and International Premier” and “Information About the Reorganizations-Reasons for the Proposed European Small-Cap Reorganization” for more detailed information about the factors considered by the Board in approving the Plan with respect to European Small-Cap.

Summary of Investment Objectives, Principal Investment Policies and Strategies, and Benchmarks for
European Small-Cap and International Premier
This section summarizes the investment objectives, principal investment policies and strategies, and benchmarks for European Small-Cap and International Premier.

>
	Royce European Small-Cap Fund	Royce International Premier Fund
Investment Objective	Long-term growth of capital	Long-term growth of capital
Investment Strategy	Royce invests the Fund’s assets in companies trading below its estimate of their current worth that also have strong balance sheets, other business strengths, and/or strong business prospects. Royce also considers companies with the potential for improvement in cash flow levels and internal rates of return.

The Fund uses a bottom-up, value approach that focuses primarily on company-specific criteria rather than on political, economic, or other country-specific factors.	Royce invests the Fund’s assets in a limited number (generally less than 100) of equity securities of small-cap companies issued by companies headquartered outside of the United States. Royce looks for companies trading below its estimate of their current worth that it considers “premier”–those that have strong balance sheets, other business strengths, and/or strong business prospects. Normally, the Fund invests at least 80% of its net assets in equity securities of such “premier” companies. At least 65% of these securities will be issued by companies with stock market capitalizations up to $3 billion at the time of investment. In addition, Royce considers companies with the potential for improvement in cash flow levels and internal rates of return.

The Fund uses a bottom-up, value approach that focuses primarily on company-specific criteria rather than on political, economic, or other country-specific factors.
Number of Holdings	As of September 30, 2015, the Fund had 75 holdings, with 46 of those holdings comprising ≥ 75% of the Fund’s assets.	As of September 30, 2015, the Fund had 48 holdings, with 32 of those holdings comprising ≥ 75% of the Fund’s assets.
Foreign Investments	Normally invests at least 80% of its net assets in equity securities of companies that are headquartered in Europe with market capitalizations up to $3 billion at the time of investment. From time to time, a substantial portion of the Fund’s assets may be invested in European companies headquartered in a single country.

As of September 30, 2015: Approximately 98% of the Fund’s net assets were invested in foreign securities.	Normally invests at least 65% of its net assets in equity securities of international companies headquartered in at least three different countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country.

As of September 30, 2015: Approximately 97% of the Fund’s net assets were invested in foreign securities.
Developing Country Investments	No more than 35% of the Fund’s net assets As of September 30, 2015: None of the Fund’s net assets were invested in developing country securities.	No more than 35% of the Fund’s net assets As of September 30, 2015: Approximately 10.7% of the Fund’s net assets were invested in developing country securities.
Foreign Currency Hedging	The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.	The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.
Benchmark Index	Russell Europe Small Cap Index	Russell Global ex-U.S. Small Cap Index

Overall, European Small-Cap and International Premier are similar to one another in that they:

•	have the same investment objective;
•	have the same portfolio managers;
•	use a bottom-up, disciplined value investment approach;
•	invest primarily in small-cap equity securities;
•	invest a substantial portion of their assets in a limited number of issuers;
•	provide substantial exposure to foreign (i.e., non-U.S.) equity securities;
•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings;

•	are subject to the same restrictions on investments in developing country securities; and
•	had almost identical portfolio turnover rates for the fiscal year ended December 31, 2014.

European Small-Cap and International Premier are, however, different from one another in that:

•
European Small-Cap invests, under normal market conditions, at least 80% of its net assets in small-cap equity securities of companies that are headquartered in Europe, while International Premier is not subject to a similar geographical investment requirement;

•	International Premier invested 10.7% of its nets assets in developing country securities as of September 30, 2015, compared with 0% for European Small-Cap; and
•	They have different benchmark indexes.

Summary of Principal Investment Risks for European Small-Cap and International Premier
European Small-Cap and International Premier have the similarities and differences as noted immediately above under the heading “Summary of European Small-Cap Reorganization-Summary of Investment Objectives, Principal Investment Policies and Strategies, and Benchmarks for European Small-Cap and International Premier.” The principal investment risks associated with an investment in European Small-Cap and International Premier are identified in the table below. For detailed descriptions of these risks, please see “Comparison of European Small-Cap and International Premier” in this Prospectus/Proxy Statement and the enclosed Statutory Prospectus.

Overall, European Small-Cap and International Premier are subject to similar principal investment risks due to their similar investment strategies and their focus on foreign securities. However, relative to International Premier, European Small-Cap will be more exposed to the risks associated with investing in Europe to the extent European Small-Cap invests a larger percentage of its net assets in companies headquartered in Europe. On the other hand, relative to European Small-Cap, International Premier will be more exposed to the risks associated with investing in developing country securities to the extent International Premier invests a greater percentage of its net assets in companies headquartered in those countries.

Principal Investment Risk	Royce European Small-Cap Fund	Royce International Premier Fund
Market Risk	Yes	Yes
Small-Cap Securities Risk	Yes	Yes
Investment in a Limited Number of Issuers	Yes	Yes
Potential Industry, Sector, and Regional Overweights Relative to Benchmark Index	Yes	Yes
Foreign Securities Risk	Yes	Yes
Currency Risk	Yes	Yes
Developing Country Risk	Yes*	Yes

* European Small-Cap is not subject to this risk to the extent it does not invest in developing country securities. As of September 30, 2015, European Small-Cap did not hold any developing country securities.

No assurance can be given that shares of the Combined Fund will not lose value. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate.

Primary U.S. Federal Income Tax Consequences of European Small-Cap Reorganization
The European Small-Cap Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that European Small-Cap shareholders will not recognize gain or loss upon the exchange of all of their European Small-Cap shares solely for shares of International Premier, as described in this Prospectus/Proxy Statement and in the Plan. European Small-Cap does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If European Small-Cap were to sell investments in anticipation of the Reorganization, European Small-Cap could generate capital gains for shareholders if such gains exceeded its realized and carryover capital losses. Such capital gains distributions would be taxable to European Small-Cap shareholders.

Post European Small-Cap Reorganization, the Combined Fund’s ability to use the capital loss carryforwards of European Small-Cap and International Premier to offset the Combined Fund’s capital gains, if any, and the use of certain other tax attributes may be limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by European Small-Cap would have included in the absence of a Reorganization, thereby reducing the after-tax investment returns of former European Small-Cap shareholders. As of December 31, 2014, neither European Small-Cap nor International Premier had any capital loss carryforwards from prior years. During the period November 1, 2014 to December 31, 2014, $235,153 and $553,164 in capital losses were realized and carried over to 2015 by European Small-Cap and International Premier, respectively. See “Information About the Reorganizations-U.S. Federal Income Tax Consequences of each Reorganization” for more information.

Purchase and Redemption Procedures, Fee Structures, and Exchange Rights
Investment Class and Service Class shares of each of European Small-Cap and International Premier are subject to identical purchase and redemption procedures and have identical investment advisory fee rates, fee structures, and exchange rights. Shareholders of European Small-Cap and International Premier will not be subject to any redemption fees in connection with any redemptions of shares of the Combined Fund that are made within the first thirty (30) days after the completion of the European Small-Cap Reorganization.

Shareholder Voting
Only shareholders of European Small-Cap will vote in connection with the European Small-Cap Reorganization. The Board has set the close of business on November 13, 2015 as the record date (the “Record Date”) for determining those European Small-Cap shareholders entitled to vote at the European Small-Cap Meeting or any adjournment thereof. Only holders of record of European Small-Cap shares at the close of business on the Record Date will be entitled to vote at such Meeting or any adjournment thereof. European Small-Cap shareholders on the Record Date will be entitled one vote for each full European Small-Cap share and a fractional vote for each European Small-Cap fractional share that they hold, with no shares having cumulative voting rights.

Approval of the Plan in respect of the European Small-Cap Reorganization requires the affirmative vote of a majority of the outstanding voting securities of European Small-Cap, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of European Small-Cap present at the relevant Meeting, if the holders of more than 50% of the outstanding shares of European Small-Cap are present or represented by proxy at such Meeting; or (ii) more than 50% of the outstanding shares of European Small-Cap.

All properly executed proxy cards received prior to the European Small-Cap Meeting will be voted at such Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” the Proposal. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at 745 Fifth Avenue, New York, New York 10151 or by submitting a new proxy card with a later date. In addition, any shareholder attending the European Small-Cap Meeting may vote in person, whether or not he or she has previously submitted a proxy card. The Board knows of no business other than that mentioned in Proposal No. 1 of the Notice of Special Meeting that will be presented for consideration at the European Small-Cap Meeting. If any other matter is properly presented at the European Small-Cap Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Shareholder approval of the European Small-Cap Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the Global Value Reorganization. In addition, the consummation of the European Small-Cap Reorganization is not contingent upon, and will not affect in any way, the consummation of the Global Value Reorganization. European Small-Cap shareholders should consider the proposal relating to the European Small-Cap Reorganization independently of the proposal relating to the Global Value Reorganization.

FEES AND EXPENSES FOR ROYCE GLOBAL VALUE FUND SHAREHOLDERS (INVESTMENT CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Investment Class shares of Global Value and International Premier and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratios below for each Fund are based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2015, as adjusted to give effect to the revised contractual investment management fee structures and the revised contractual expense caps that will go into effect on January 1, 2016. The pro forma fees and expenses for the Investment Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on September 30, 2015.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Investment Class
Shareholder Fees (fees paid directly from your investment)
	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	2.00%	2.00%	2.00%	2.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

Investment Class+
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Management fees++	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.00%	0.00%	0.00%
Other expenses	0.55%	1.93%	0.54%	0.53%
Total annual Fund operating expenses	1.55%	2.93%	1.54%	1.53%
Fee waivers and/or expense reimbursements	(0.36)%**	(1.74)%***	(0.35)%***	(0.34)%***
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.19%**	1.19%***	1.19%***	1.19%***

+ Restated to reflect each Fund’s revised contractual investment management fee rate and the revised contractual expense cap for the Investment Class shares of each Fund which become effective as of January 1, 2016.

++ Effective January 1, 2016, each Fund’s contractual investment management fee rate will be 1.00% of the first $2,000,000,000, 0.95% of the next $2,000,000,000, 0.90% of the next $2,000,000,000, and 0.85% of any additional average net assets. From July 1, 2015 to December 31, 2015, each Fund’s contractual investment management fee rate was 1.10% of the first $2,000,000,000, 1.05% of the next $2,000,000,000, 1.00% of the next $2,000,000,000, and 0.95% of any additional average net assets.

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.19% through December 31, 2016 and at or below 1.99% through December 31, 2021.

*** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.19% through December 31, 2016 and at or below 1.74% through December 31, 2025.

Investment Class Expense Example
This example is intended to help you compare the cost of investing in Investment Class shares of Global Value, International Premier, and the Combined Fund based on their respective net annual fund operating expenses as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
1 Year	$121	$121	$121	$121
3 Years	$454	$494	$452	$450
5 Years	$811	$892	$806	$802
10 Years	$1,815	$2,006	$1,805	$1,795
* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

FEES AND EXPENSES FOR ROYCE GLOBAL VALUE FUND SHAREHOLDERS (SERVICE CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Service Class shares of Global Value and International Premier and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratios below for each Fund are based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2015, as adjusted to give effect to the revised contractual investment management fee structures and the revised contractual expense caps that will go into effect on January 1, 2016. The pro forma fees and expenses for the Service Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on September 30, 2015.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Service Class
Shareholder Fees (fees paid directly from your investment)
	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	2.00%	2.00%	2.00%	2.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

Service Class+
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Management fees++	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.25%	0.25%	0.25%	0.25%
Other expenses	0.52%	1.43%	0.51%	0.48%
Total annual Fund operating expenses	1.77%	2.68%	1.76%	1.73%
Fee waivers and/or expense reimbursements	(0.33)%**	(1.24)%***	(0.32)%***	(0.29)%***
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.44%**	1.44%***	1.44%***	1.44%***

+ Restated to reflect each Fund’s revised contractual investment management fee rate and the revised contractual expense cap for the Service Class shares of each Fund which become effective as of January 1, 2016.

++ Effective January 1, 2016, each Fund’s contractual investment management fee rate will be 1.00% of the first $2,000,000,000, 0.95% of the next $2,000,000,000, 0.90% of the next $2,000,000,000, and 0.85% of any additional average net assets. From July 1, 2015 to December 31, 2015, each Fund’s contractual investment management fee rate was 1.10% of the first $2,000,000,000, 1.05% of the next $2,000,000,000, 1.00% of the next $2,000,000,000, and 0.95% of any additional average net assets.

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.44% through December 31, 2016 and at or below 1.99% through December 31, 2018.

*** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.44% through December 31, 2016 and at or below 1.99% through December 31, 2025.

Service Class Expense Example
This example is intended to help you compare the cost of investing in Service Class shares of Global Value, International Premier, and the Combined Fund based on their respective net annual fund operating expenses as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above in which such fee waivers/and or expense reimbursements would be operative). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
1 Year	$147	$147	$147	$147
3 Years	$525	$571	$523	$517
5 Years	$928	$1,022	$924	$911
10 Years	$2,057	$2,273	$2,047	$2,017
* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

FEES AND EXPENSES FOR ROYCE GLOBAL VALUE FUND SHAREHOLDERS (CONSULTANT CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold Consultant Class shares of Global Value and International Premier and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratio below for Global Value is based on its operating expenses and average net assets for the nine-month period ended September 30, 2015, as adjusted to give effect to the revised contractual investment management fee structures and the contractual expense caps that will go into effect on January 1, 2016. International Premier does not currently offer Consultant Class shares; the fees and expenses shown below for the Consultant Class shares of International Premier are estimates based on the same assumptions as those used for Global Value. The pro forma fees and expenses for the Consultant Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on September 30, 2015.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

Consultant Class
Shareholder Fees (fees paid directly from your investment)
	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge on purchases held for less than 365 days	1.00%	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

Consultant Class+
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Global Value Fund	Royce International Premier Fund*	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations**
Management fees++	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) fees	1.00%	1.00%	1.00%	1.00%
Other expenses	0.50%	0.50%	0.50%	0.50%
Total annual Fund operating expenses	2.50%	2.50%	2.50%	2.50%
Fee waivers and/or expense reimbursements	(0.31)%***	(0.31)%***	(0.31)%***	(0.31)%***
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	2.19%***	2.19%***	2.19%***	2.19%***

+ Restated to reflect each Fund’s revised contractual investment management fee rate and the contractual expense cap for the Consultant Class shares of each Fund which become effective as of January 1, 2016.

++ Effective January 1, 2016, each Fund’s contractual investment management fee rate will be 1.00% of the first $2,000,000,000, 0.95% of the next $2,000,000,000, 0.90% of the next $2,000,000,000, and 0.85% of any additional average net assets. From July 1, 2015 to December 31, 2015, each Fund’s contractual investment management fee rate was 1.10% of the first $2,000,000,000, 1.05% of the next $2,000,000,000, 1.00% of the next $2,000,000,000, and 0.95% of any additional average net assets.

* International Premier does not currently offer Consultant Class shares; the fees and expenses shown above for the Consultant Class shares of International Premier are estimates based on the same assumptions as those used for Global Value.

** Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

*** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Consultant Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 2.19% through December 31, 2016.

Consultant Class Expense Example
This example is intended to help you compare the cost of investing in Consultant Class shares of Global Value, International Premier, and the Combined Fund based on their respective net annual fund operating expenses as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for year one). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Global Value Fund	Royce International Premier Fund*	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations**
1 Year	$222	$222	$222	$222
3 Years	$749	$749	$749	$749
5 Years	$1,303	$1,303	$1,303	$1,303
10 Years	$2,813	$2,813	$2,813	$2,813
* International Premier does not currently offer Consultant Class shares; the expenses shown above for the Consultant Class shares of International Premier are estimates based on the same assumptions as those used for Global Value.

** Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

FEES AND EXPENSES FOR ROYCE GLOBAL VALUE FUND SHAREHOLDERS (R CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold R Class shares of Global Value and International Premier and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratio below for Global Value is based on its operating expenses and average net assets for the nine-month period ended September 30, 2015, as adjusted to give effect to the revised contractual investment management fee structures and the contractual expense caps that will go into effect on January 1, 2016. International Premier does not currently offer R Class shares; the fees and expenses shown below for the R Class shares of International Premier are estimates based on the same assumptions as those used for Global Value. The pro forma fees and expenses for the R Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on September 30, 2015.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

R Class
Shareholder Fees (fees paid directly from your investment)
	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge on purchases held for less than 365 days	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

R Class+
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Global Value Fund	Royce International Premier Fund*	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations**
Management fees++	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.50%	0.50%	0.50%	0.50%
Other expenses	6.98%	6.98%	6.98%	6.98%
Total annual Fund operating expenses	8.48%	8.48%	8.48%	8.48%
Fee waivers and/or expense reimbursements	(6.74)%***	(6.74)%***	(6.74)%***	(6.74)%***
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.74%***	1.74%***	1.74%***	1.74%***

+ Restated to reflect each Fund’s revised contractual investment management fee rate and the contractual expense cap for the R Class shares of each Fund which become effective as of January 1, 2016.
++ Effective January 1, 2016, each Fund’s contractual investment management fee rate will be 1.00% of the first $2,000,000,000, 0.95% of the next $2,000,000,000, 0.90% of the next $2,000,000,000, and 0.85% of any additional average net assets. From July 1, 2015 to December 31, 2015, each Fund’s contractual investment management fee rate was 1.10% of the first $2,000,000,000, 1.05% of the next $2,000,000,000, 1.00% of the next $2,000,000,000, and 0.95% of any additional average net assets.

* International Premier does not currently offer R Class shares; the fees and expenses shown above for the R Class shares of International Premier are estimates based on the same assumptions as those used for Global Value.

** Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

*** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the R Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.74% through December 31, 2016 and at or below 1.99% through December 31, 2025.

R Class Expense Example
This example is intended to help you compare the cost of investing in R Class shares of Global Value, International Premier, and the Combined Fund based on their respective net annual fund operating expenses as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Global Value Fund	Royce International Premier Fund*	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations**
1 Year	$177	$177	$177	$177
3 Years	$600	$600	$600	$600
5 Years	$1,050	$1,050	$1,050	$1,050
10 Years	$2,297	$2,297	$2,297	$2,297
* International Premier does not currently offer R Class shares; the expenses shown above for the R Class shares of International Premier are estimates based on the same assumptions as those used for Global Value.

** Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

FEES AND EXPENSES FOR ROYCE GLOBAL VALUE FUND SHAREHOLDERS (K CLASS)

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly.

The fee tables below describe the fees and expenses that you pay if you buy and hold K Class shares of Global Value and International Premier and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Combined Fund after giving effect to one or both of the Reorganizations. The annualized expense ratio below for Global Value is based on its operating expenses and average net assets for the nine-month period ended September 30, 2015, as adjusted to give effect to the revised contractual investment management fee structures and the contractual expense caps that will go into effect on January 1, 2016. International Premier does not currently offer K Class shares; the fees and expenses shown below for the K Class shares of International Premier are estimates based on the same assumptions as those used for Global Value. The pro forma fees and expenses for the K Class shares of the Combined Fund further assume that one or both of the Reorganizations, as applicable, occurred on September 30, 2015.

The estimated pro forma Combined Fund fees and expenses presented below are based upon numerous material assumptions. Although these projections represent good faith estimates, no assurance can be given that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and Royce. Future expenses may be higher than those shown below.

K Class
Shareholder Fees (fees paid directly from your investment)
	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations*
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge on purchases held for less than 365 days	0.00%	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%	0.00%

* Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

K Class+
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Royce Global Value Fund	Royce International Premier Fund*	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations**
Management fees++	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.25%	0.25%	0.25%	0.25%
Other expenses	83.89%	83.89%	83.89%	83.89%
Total annual Fund operating expenses	85.14%	85.14%	85.14%	85.14%
Fee waivers and/or expense reimbursements	(83.65)%***	(83.65)%***	(83.65)%***	(83.65)%***
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.49%***	1.49%***	1.49%***	1.49%***

+ Restated to reflect each Fund’s revised contractual investment management fee rate and the contractual expense cap for the K Class shares of each Fund which become effective as of January 1, 2016.
++ Effective January 1, 2016, each Fund’s contractual investment management fee rate will be 1.00% of the first $2,000,000,000, 0.95% of the next $2,000,000,000, 0.90% of the next $2,000,000,000, and 0.85% of any additional average net assets. From July 1, 2015 to December 31, 2015, each Fund’s contractual investment management fee rate was 1.10% of the first $2,000,000,000, 1.05% of the next $2,000,000,000, 1.00% of the next $2,000,000,000, and 0.95% of any additional average net assets.

* International Premier does not currently offer K Class shares; the fees and expenses shown above for the K Class shares of International Premier are estimates based on the same assumptions as those used for Global Value.

** Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

*** Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the K Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through December 31, 2016 and at or below 1.99% through December 31, 2025.

K Class Expense Example
This example is intended to help you compare the cost of investing in K Class shares of Global Value, International Premier, and the Combined Fund based on their respective net annual fund operating expenses as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same (net of the fee waivers/and or expense reimbursements for the periods noted above). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Royce Global Value Fund	Royce International Premier Fund*	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization	Pro Forma Combined Fund Assuming Completion of Both Reorganizations**
1 Year	$152	$152	$152	$152
3 Years	$576	$576	$576	$576
5 Years	$1,026	$1,026	$1,026	$1,026
10 Years	$2,277	$2,277	$2,277	$2,277
* International Premier does not currently offer K Class shares; the expenses shown above for the K Class shares of International Premier are estimates based on the same assumptions as those used for Global Value.

** Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

PORTFOLIO TURNOVER
Each of Global Value and International Premier pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger Fund distributions of net realized capital gains and, therefore, higher taxes for shareholders whose fund shares are held in a taxable account. These costs, which are not reflected in the fee tables or expense examples above, affect each Fund’s performance. The portfolio turnover rate for each Fund during the fiscal year ended December 31, 2014 is shown below.

Royce Global Value Fund	Royce International Premier Fund
54%	62%

SUMMARY OF GLOBAL VALUE REORGANIZATION

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement relating to the Global Value Reorganization, including the form of Plan, a copy of which is attached as Appendix A hereto. You should read the more complete information in the rest of this Prospectus/Proxy Statement along with the Statutory Prospectus, the Annual Report, and the Semiannual Report, copies of which are enclosed, the SAI, and the Reorganization SAI. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

General
As noted above, the Trust is a Delaware statutory trust that is registered with the SEC as an open-end management investment company. Each of Global Value and International Premier is organized as a separate series of the Trust. Global Value and International Premier are “diversified” investment companies within the meaning of the 1940 Act. A “diversified” fund is a mutual fund that, with respect to 75% of the value of its total assets, may not: (i) have more than 5% of the value of its total assets invested in the securities of any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer.

David A. Nadel serves as Global Value’s lead portfolio manager and Steven G. McBoyle, James J. Harvey, and Dilip P. Badlani manage that Fund with him. Mr. Nadel manages International Premier, and is assisted by Mark Rayner.

Upon completion of the Global Value Reorganization, the Combined Fund will be managed in accordance with International Premier’s investment objective and principal investment policies and strategies and will be subject to International Premier’s legal agreements.

The Proposed Global Value Reorganization
The Board has approved the Plan in connection with the Global Value Reorganization and unanimously recommends that Global Value shareholders vote to approve the Plan. The Plan provides, among other things, for:

•	the transfer of all of the assets of Global Value to International Premier in exchange for International Premier’s assumption of all of the liabilities of Global Value and International Premier’s issuance to Global Value of the International Premier Shares;
•	the pro rata distribution of the International Premier Shares by Global Value to its shareholders;
•	the liquidation of Global Value and its termination as a separate series of the Trust.

The International Premier Shares issued by International Premier to Global Value as part of the Global Value Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of all of the Global Value shares that are outstanding immediately prior to such Reorganization. Global Value will, in turn, distribute those International Premier Shares to its shareholders. The International Premier Shares received by each Global Value shareholder as part of the Global Value Reorganization will be of the same class and will have an aggregate net asset value that is equal to the aggregate net asset value of their Global Value shares immediately prior to such Reorganization. Please see “Information About the Reorganizations-Summary of the Terms of the Plan” for more detailed information regarding the Plan.

Completion of the Global Value Reorganization is subject to the approval of Global Value shareholders as described in the section entitled “Voting Information” and the satisfaction of certain other conditions. If the Plan receives the required shareholder approval and the Global Value Reorganization is completed, Global Value shareholders will become shareholders of International Premier and will no longer own Global Value shares, and Global Value will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the Global Value Reorganization is not otherwise completed, each of Global Value and International Premier will continue to operate as separate Funds and Global Value shareholders will remain shareholders of that Fund.

Shareholder approval of one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the other Reorganization. In addition, the consummation of one Reorganization is not contingent upon, and will not affect in any way, the consummation of the other Reorganization. Global Value shareholders should consider the Global Value Reorganization independently of the European Small-Cap Reorganization.

Summary of Reasons for the Proposed Global Value Reorganization
The Trustees unanimously concluded that the interests of existing shareholders of Global Value would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Global Value and International Premier. The Trustees considered the following factors in making these determinations:

•	Global Value and International Premier have identical investment objectives;
•	Although Global Value and International Premier do not have the same portfolio management teams, David Nadel does serve as the lead portfolio manager for both Funds;
•
Although Global Value generally allocates a portion of its assets to U.S. securities while International Premier does not do so, both Funds provide substantial exposure to foreign ( i.e., non-U.S.) securities;

•
Global Value and International Premier invest primarily in the equity securities of companies with stock market capitalizations up to $5 billion and up to $3 billion, respectively, at the time of investment;

•
Although Global Value’s investment portfolio generally is more broadly diversified than that of International Premier because International Premier normally invests a substantial portion of its assets in a limited number of issuers, both Funds use a bottom-up, disciplined value investment approach to invest in smaller-company securities;

•	Global Value and International Premier are subject to similar principal investment risks;
•	Global Value and International Premier had similar portfolio turnover rates for the fiscal year ended December 31, 2014;
•	As noted in the table immediately below, International Premier had higher average annual total returns than Global Value for all of the relevant periods ended June 30, 2015;

	Average Annual Total Returns for Periods Ended June 30, 2015*
Fund	Quarter	2 Quarters	1 Year	3 Years	5 Years	Since Inception Date
Royce Global Value Fund	5.20%	7.71%	-8.38%	6.58%	6.74%	4.77% (12/29/2006)
Royce International Premier Fund	7.95%	13.78%	1.35%	12.12%	N/A	5.54% (12/31/2010)
* Past performance is no guarantee of future results.

•	Global Value and International Premier are subject to identical contractual investment advisory fee rates;
•
Global Value has experienced a significant decline in its net asset level in recent years, going from $233 million in net assets as of December 31, 2013 to $59.9 million in net assets as of September 30, 2015;

•
Although Global Value was substantially larger than International Premier as of September 30, 2015 (i.e., Global Value net assets of $59.9 million versus International Premier net assets of $8.4 million), neither Fund has the asset size for it to be viable as a stand-alone mutual fund on a long-term basis;

•
As set forth in the fee tables under the headings “Fees and Expenses for Royce Global Value Fund Shareholders,” although Global Value’s restated gross annualized operating expense ratio was lower than that of International Premier, the Combined Fund’s pro forma gross annualized operating expense ratio was lower than Global Value’s expense ratio;

•
Because International Premier’s various share classes are subject to identical or more favorable contractual expense caps than those of Global Value and International Premier’s contractual expense caps are in effect for the same or longer periods of time than those of Global Value, Global Value shareholders will not experience increased net annualized operating expense ratios as shareholders of the Combined Fund during the time periods covered by such contractual expense caps;

•
Because the Combined Fund’s ability to use the capital loss carryforwards of Global Value, which are substantial, and International Premier to offset the Combined Fund’s capital gains, if any, and the use of certain other tax attributes may be substantially limited, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by Global Value would have included in the absence of the Global Value Reorganization, thereby reducing the after-tax investment returns of former Global Value shareholders;

•	As described in more detail below, Royce will pay all fees and expenses resulting from the Global Value Reorganization; and
•
It is a condition to the closing of the Global Value Reorganization that Global Value and International Premier receive an opinion of special tax counsel to the Trust relating to the tax-free nature of such Reorganization for U.S. federal income tax purposes.

Please see “Comparison of Global Value and International Premier” and “Information About the Reorganizations-Reasons for the Proposed Global Value Reorganization” for more detailed information about the factors considered by the Board in approving the Plan with respect to Global Value.

Summary of Investment Objectives, Principal Investment Policies and Strategies, and Benchmarks for
Global Value and International Premier
This section summarizes the investment objectives, principal investment policies and strategies, and benchmarks for Global Value and International Premier.

	Royce Global Value Fund	Royce International Premier Fund
Investment Objective	Long-term growth of capital	Long-term growth of capital
Investment Strategy	Royce invests the Fund’s assets primarily in equity securities of companies that it believes are trading below its estimate of their current worth. Royce bases this assessment chiefly on strong balance sheets, other indicators of financial strength, business prospects, and the potential for improvement in cash flow levels and internal rates of return. Although the Fund may invest in equity securities of companies of any market capitalization, Royce expects that a significant portion of the Fund’s assets will be invested in equity securities of companies with stock market capitalizations up to $5 billion.

The Fund uses a bottom-up, value approach that focuses primarily on company-specific criteria rather than on political, economic, or other country-specific factors.	Royce invests the Fund’s assets in a limited number (generally less than 100) of equity securities of small-cap companies issued by companies headquartered outside of the United States. Royce looks for companies trading below its estimate of their current worth that it considers “premier”–those that have strong balance sheets, other business strengths, and/or strong business prospects. Normally, the Fund invests at least 80% of its net assets in equity securities of such “premier” companies. At least 65% of these securities will be issued by companies with stock market capitalizations up to $3 billion at the time of investment. In addition, Royce considers companies with the potential for improvement in cash flow levels and internal rates of return.

The Fund uses a bottom-up, value approach that focuses primarily on company-specific criteria rather than on political, economic, or other country-specific factors.
Number of Holdings	As of September 30, 2015, the Fund had 174 holdings, with 87 of those holdings comprising ≥ 75% of the Fund’s assets.	As of September 30, 2015, the Fund had 48 holdings, with 32 of those holdings comprising ≥ 75% of the Fund’s assets.
Foreign Investments	The Fund will normally invest at least 40% of its net assets in equity securities of companies headquartered in at least three different countries outside of the United States. During periods when market conditions are not deemed favorable by Royce, the Fund will invest at least 30% of its net assets in such companies. From time to time, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country. The Fund may also invest up to 35% of its net assets in U.S. and non-U.S. non-convertible debt or preferred stock.

As of September 30, 2015: Approximately 63% of the Fund’s net assets were invested in foreign securities.	Normally invests at least 65% of its net assets in equity securities of international companies headquartered in at least three different countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country.

As of September 30, 2015: Approximately 97% of the Fund’s net assets were invested in foreign securities.
Developing Country Investments	No more than 35% of the Fund’s net assets As of September 30, 2015: Approximately 9.1% of the Fund’s net assets were invested in developing country securities.	No more than 35% of the Fund’s net assets As of September 30, 2015: Approximately 10.7% of the Fund’s net assets were invested in developing country securities.
Foreign Currency Hedging	The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.	The Fund does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.
Benchmark Index	Russell Global Small Cap Index	Russell Global ex-U.S. Small Cap Index

Overall, Global Value and International Premier are similar to one another in that they:

•	have the same investment objective;
•	have the same lead portfolio manager;
•	use a bottom-up, disciplined value investment approach;
•
invest primarily in the equity securities of smaller companies, with Global Value investing a significant portion of its assets in the equity securities of companies with stock market capitalizations up to $5 billion at the time of investment and International Premier investing primarily in the equity securities of companies with stock market capitalizations up to $3 billion at the time of investment;

•	provide substantial exposure to foreign (i.e., non-U.S.) equity securities;
•	do not expect to engage in hedging transactions to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings;
•
are subject to the same restrictions on investments in developing country securities and invested similar percentages of their respective net assets in those types of securities as of September 30, 2015; and

•	had similar portfolio turnover rates for the fiscal year ended December 31, 2014.

Global Value and International Premier are, however, different from one another in that:

•	their portfolio management teams are not comprised entirely of the same members;
•
Global Value’s holdings generally are more broadly diversified than those of International Premier because International Premier normally invests a substantial portion of its assets in a limited number of issuers;

•
Although Global Value generally allocates a portion of its assets to U.S. securities, (e.g., approximately 24.3% of Global Value’s net assets were invested in U.S. securities as of September 30, 2015), International Premier generally does not do so; and

•	They have different benchmark indexes.

Summary of Principal Investment Risks for Global Value and International Premier
Global Value and International Premier have the similarities and differences as noted immediately above under the heading “Summary of Global Value Reorganization-Summary of Investment Objectives, Principal Investment Policies and Strategies, and Benchmarks for Global Value and International Premier.” The principal investment risks associated with an investment in Global Value and International Premier are identified in the table below. For detailed descriptions of these risks, please see “Comparison of Global Value and International Premier” in this Prospectus/Proxy Statement and the enclosed Statutory Prospectus.

Overall, Global Value and International Premier are subject to similar principal investment risks due to their similar investment strategies and their focus on foreign securities. However, International Premier’s investment of a substantial portion of its assets in a limited number of issuers may involve considerably more risk to investors than Global Value’s more broadly diversified portfolio of smaller-company securities because International Premier’s portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event. In addition, relative to International Premier, Global Value will be more exposed to the risks associated with investing in the United States to the extent Global Value invests a larger percentage of its net assets in companies headquartered in that country.

Principal Investment Risk	Royce Global Value Fund	Royce International Premier Fund
Market Risk	Yes	Yes
Small-Cap Securities Risk	Yes	Yes
Investment in a Limited Number of Issuers	No	Yes
Potential Industry, Sector, and Regional Overweights Relative to Benchmark Index	Yes	Yes
Foreign Securities Risk	Yes	Yes
Currency Risk	Yes	Yes
Developing Country Risk	Yes	Yes

No assurance can be given that shares of the Combined Fund will not lose value. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate.

Primary U.S. Federal Income Tax Consequences of Global Value Reorganization
The Global Value Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that Global Value shareholders will not recognize gain or loss upon the exchange of all of their Global Value shares solely for shares of International Premier, as described in this Prospectus/Proxy Statement and in the Plan. Global Value does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If Global Value were to sell investments in anticipation of the Reorganization, Global Value could generate capital gains for shareholders if such gains exceeded its realized and carryover capital losses. Such capital gains distributions would be taxable to Global Value shareholders.

Post Global Value Reorganization, the Combined Fund’s ability to use the capital loss carryforwards of Global Value, which are substantial, to offset the Combined Fund’s capital gains, if any, and the use of certain other tax attributes may be substantially limited. Additionally, the Combined Fund’s ability to use the capital loss carryforwards of International Premier may be limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by Global Value would have included in the absence of a Reorganization, thereby reducing the after-tax investment returns of former Global Value shareholders. As of December 31, 2014, Global Value had substantial capital loss carryforwards from prior years, including $7,981,106 in capital loss carryforwards expiring on December 31, 2017 and capital loss carryforwards without expiration of $32,992,507. In addition, $31,995,687 in capital losses were realized during the period November 1, 2014 to December 31, 2014 and carried over to 2015 by Global Value. As of December 31, 2014, International Premier did not have any capital loss carryforwards from prior years. During the period November 1, 2014 to December 31, 2014, $553,164 in capital losses were realized and carried over to 2015 by International Premier. See “Information About the Reorganizations-U.S. Federal Income Tax Consequences of each Reorganization” for more information.

Purchase and Redemption Procedures, Fee Structures, and Exchange Rights
Investment Class and Service Class shares of Global Value and International Premier are subject to identical purchase and redemption procedures and have identical investment advisory fee rates, fee structures, and exchange rights. Holders of Investment Class and Service Class shares of Global Value and International Premier will not be subject to any redemption fees in connection with any redemptions of their Investment Class and Service Class shares of the Combined Fund that are made within the first thirty (30) days after the completion of the Global Value Reorganization.

International Premier does not currently offer Consultant Class, R Class, or K Class shares and does not have any shares of those classes outstanding as of the date hereof. The Consultant Class, R Class, K Class shares of International Premier issued in connection with the Global Value Reorganization, however, will be subject to identical purchase and redemption procedures and have identical fee structures and exchange rights as the currently outstanding Consultant Class, R Class, K Class shares of Global Value.

As noted above, Consultant Class shares of Global Value and International Premier held for less than 365 days generally are subject to a deferred sales charge of 1.00% (the “Sales Charge”). For purposes of determining whether any Sales Charge is payable in connection with any disposition of the new Consultant Class shares of International Premier that are issued as part of the Global Value Reorganization, the holding period for the currently outstanding Consultant Class shares of Global Value will be “tacked” to the holding period of such new Consultant Class shares of International Premier. For example, assume an investor purchases Consultant Class shares of Global Value six (6) months prior to the Closing Date for the Global Value Reorganization and then redeems the Consultant Class shares of International Premier received as part of the Global Value Reorganization seven (7) months after such Closing Date. Even though the investor held the new Consultant Class shares of International Premier for less than 365 days prior to redeeming them, no Sales Charge would be payable in connection with this redemption because the investor would be deemed to have held such new Consultant Class shares of International Premier for more than 365 days due to the “tacking” of the six-month holding period of the Consultant Class shares of Global Value to the seven-month holding period of the new Consultant Class shares of International Premier.

Shareholder Voting
Only shareholders of Global Value will vote in connection with the Global Value Reorganization. The Board has set the close of business on November 13, 2015 as the record date (the “Record Date”) for determining those Global Value shareholders entitled to vote at the Global Value Meeting or any adjournment thereof. Only holders of record of Global Value shares at the close of business on the Record Date will be entitled to vote at such Meeting or any adjournment thereof. Global Value shareholders on the Record Date will be entitled one vote for each full Global Value share and a fractional vote for each Global Value fractional share that they hold, with no shares having cumulative voting rights.

Approval of the Plan in respect of the Global Value Reorganization requires the affirmative vote of a majority of the outstanding voting securities of Global Value, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of Global Value present at the relevant Meeting, if the holders of more than 50% of the outstanding shares of Global Value are present or represented by proxy at such Meeting; or (ii) more than 50% of the outstanding shares of Global Value.

All properly executed proxy cards received prior to the Global Value Meeting will be voted at such Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” the Proposal. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at 745 Fifth Avenue, New York, New York 10151 or by submitting a new proxy card with a later date. In addition, any shareholder attending the Global Value Meeting may vote in person, whether or not he or she has previously submitted a proxy card. The Board knows of no business other than that mentioned in Proposal No. 1 of the Notice of Special Meeting that will be presented for consideration at the Global Value Meeting. If any other matter is properly presented at the Global Value Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Shareholder approval of the Global Value Reorganization is not contingent upon, and will not affect in any way, shareholder approval of the European Small-Cap Reorganization. In addition, the consummation of the Global Value Reorganization is not contingent upon, and will not affect in any way, the consummation of the European Small-Cap Reorganization. Global Value shareholders should consider the proposal relating to the Global Value Reorganization independently of the proposal relating to the European Small-Cap Reorganization.

INFORMATION ABOUT THE REORGANIZATIONS
To the extent any of the discussion below under this heading refers only to a single Reorganization, the terms and conditions of the Plan shall in all respects apply separately to each Reorganization and to International Premier and the relevant Target Fund, as applicable.

General
As described in more detail below under the heading “Summary of the Terms of the Plan,” the Target Fund will transfer all of its assets to International Premier in exchange for International Premier’s assumption of all of the liabilities of the Target Fund and the issuance of the International Premier Shares to the Target Fund. The date on which these transactions occur in connection with a Reorganization is referred to as the “Closing Date” in this Prospectus/Proxy Statement. The International Premier Shares issued to the Target Fund will have an aggregate net asset value that is equal to the aggregate net asset value of the outstanding shares of the Target Fund as of the close of trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (referred to as the “Valuation Time”).

The distribution of the International Premier Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of International Premier in the names of Target Fund shareholders and transferring to those shareholder accounts the relevant International Premier Shares. Accordingly, as a result of a Reorganization, each Target Fund shareholder will receive shares of the same class of International Premier that they hold for their Target Fund having an aggregate net asset value that is equal to the aggregate net asset value of their Target Fund shares as of the Valuation Time. No sales charge, redemption fee, or other fee will be assessed to Target Fund shareholders in connection with their receipt of the International Premier Shares as part of a Reorganization. The stock transfer books of the Target Fund will be permanently closed on the Closing Date. Upon the distribution of the International Premier Shares by the Target Fund to its shareholders, the Target Fund will be liquidated and terminated as a series of the Trust.

Each Reorganization is structured so that International Premier will be the legal survivor in the relevant Reorganization, which means that the management and operation of the Combined Fund will be governed by International Premier’s investment objective, principal investment policies and strategies, and legal agreements upon completion of such Reorganization. In addition, International Premier will be the accounting survivor in each Reorganization, which means that the Combined Fund will carry on the performance and financial history of International Premier upon completion of the relevant Reorganization.

Summary of the Terms of the Plan
Pursuant to the Plan, the Target Fund will, on the Closing Date, transfer all of its assets to International Premier in exchange solely for International Premier’s issuance of the International Premier Shares to the Target Fund and International Premier’s assumption of all of the liabilities of the Target Fund. The net asset value of the shares issued by International Premier to the Target Fund will be equal, as of the Valuation Time, to the value of the assets of the Target Fund that were transferred to International Premier, as determined in accordance with the Trust’s valuation procedures, net of the Target Fund liabilities assumed by International Premier. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with each Reorganization, the Target Fund will distribute to its shareholders at or immediately prior to the Reorganization all of its undistributed net investment income and net capital gains as of such date. The Target Fund expects to distribute the International Premier Shares to its shareholders promptly after the Closing Date in connection with its liquidation. Thereafter, the Target Fund will be terminated as a series of the Trust.

Certain customary representations and warranties have been made in the Plan in respect of the capitalization, status, and conduct of business of each of the Target Fund and International Premier. Unless waived in accordance with the Plan, the obligations of the parties to the Plan are conditioned upon, among other things:

•	the approval of the Plan by the shareholders of the Target Fund in accordance with the requirements of the 1940 Act;
•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Plan;
•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;
•
the truth in all material respects, as of the Closing Date, of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Plan;

•
the effectiveness under applicable law of International Premier’s registration statement on Form N-14, of which this Prospectus/Proxy Statement forms a part and the absence of any related stop orders under the Securities Act of 1933;

•	the declaration of a dividend by the Target Fund to distribute to its shareholders all of its undistributed net investment income and net capital gains;
•	the receipt of an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes; and
•	the receipt of an opinion of counsel regarding the issuance of the International Premier Shares under Delaware law.

The opinion of such special tax counsel is not binding on the Internal Revenue Service (the “IRS”) or any court.

The Plan may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of the Target Fund.

The Board recommends that European Small-Cap shareholders should vote to approve the Plan, as it believes the European Small-Cap Reorganization is in the best interests of European Small-Cap as more fully described below under the heading “Reasons for the Proposed European Small-Cap Reorganization.”

The Board also recommends that Global Value shareholders should vote to approve the Plan, as it believes the Global Value Reorganization is in the best interests of Global Value as more fully described below under the heading “Reasons for the Proposed Global Value Reorganization.”

Fees and Expenses of the Reorganization
Royce will pay all fees and expenses resulting from each Reorganization, including proxy solicitation costs and legal and audit fees. The fees and expenses in respect of the European Small-Cap Reorganization are estimated to be approximately $88,500. The fees and expenses in respect of the Global Value Reorganization are estimated to be approximately $111,500. However, any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to a Reorganization will be borne by that Fund and its shareholders. Likewise, any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after a Reorganization will be borne by the Combined Fund and its shareholders.

Legal Matters
Certain legal matters concerning the U.S. federal income tax consequences of each Reorganization will be passed on by Sidley Austin LLP, special tax counsel to the Trust.

Reasons for the Proposed European Small-Cap Reorganization
The Trustees of the Trust, including all of the Trustees of the Trust who are not “interested persons” of the Trust in respect of European Small-Cap and International Premier (collectively, the “Independent Trustees”), have unanimously determined that the European Small-Cap Reorganization would be in the best interests of each of European Small-Cap and International Premier. The Board also concluded that the interests of each Fund’s existing shareholders would not be diluted as a result of consummation of the Plan.

At a Board meeting held on October 8, 2015, Royce first addressed the net asset levels of European Small-Cap and International Premier. Although European Small-Cap was larger than International Premier as of September 30, 2015 (i.e., net assets of $21.4 million for European Small-Cap versus net assets of $8.4 million for International Premier), the Board recognized that neither Fund has attracted and maintained assets at a sufficient level for it to be viable as a stand-alone mutual fund on a long-term basis. Accordingly, by reorganizing European Small-Cap into International Premier, it was noted by the Trustees that, as shareholders of the Combined Fund, former European Small-Cap shareholders would enjoy a larger asset base over which fund expenses could be spread and might benefit from any operating efficiencies or economies of scale that may be achieved by the Combined Fund.

Royce noted to the Trustees that European Small-Cap and International Premier:

•	have identical investment objectives (i.e., long-term growth of capital);
•	have the same portfolio managers;
•	provide substantial exposure to foreign (i.e., non-U.S.) equity securities, with International Premier’s holdings being more geographically diversified than those of European Small-Cap;
•
employ similar principal investment strategies (i.e., they both use a bottom-up, disciplined value investment approach to invest in a limited number of small-cap companies with stock market capitalizations up to $3 billion at the time of investment) notwithstanding their different geographic focus;

•	are subject to similar principal investment risks; and
•	had substantially similar portfolio turnover rates for the fiscal year ended December 31, 2014;

As a result of these similarities, the Board took note of Royce’s expectation that the securities held by European Small-Cap will not be sold in significant amounts other than in the ordinary course of business prior to, or immediately after, the European Small-Cap Reorganization. However, to the extent dispositions of securities held by European Small-Cap are made, such dispositions will result in taxable gains or losses and transaction costs to European Small-Cap (if the dispositions are made prior to the European Small-Cap Reorganization) or to the Combined Fund (if the dispositions are made after the European Small-Cap Reorganization). Please see “Comparison of European Small-Cap and International Premier” in this Prospectus/Proxy Statement and the enclosed Statutory Prospectus for more detailed information regarding the Funds’ investment objectives, principal investment policies and strategies, and principal investment risks.

Royce noted to the Trustees that European Small-Cap and International Premier are subject to identical contractual investment management fee rates. Royce then addressed the annualized operating expense ratios for European Small-Cap and International Premier and the pro forma annualized operating expense ratio for the Combined Fund assuming completion of the European Small-Cap Reorganization. The gross annualized operating expense ratios below for each Fund are based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2015, as adjusted to give effect to the revised contractual investment management fee structures and the revised contractual expense caps that will go into effect on January 1, 2016. The pro forma gross annualized operating expense ratio below for the Combined Fund further assumes that the European Small-Cap Reorganization occurred on September 30, 2015. The net annualized operating expense ratios below for European Small-Cap, International Premier, and the Combined Fund assume application of the relevant contractual expense cap as described above.

	Royce European Small-Cap Fund	Royce International Premier Fund	Pro Forma Combined Fund (Assumes Completion of European Small-Cap Reorganization)
Investment Class
Gross Operating Expense Ratio	2.57%	2.93%	2.20%
Net Operating Expense Ratio	1.19%	1.19%	1.19%
Service Class
Gross Operating Expense Ratio	2.00%	2.68%	1.89%
Net Operating Expense Ratio	1.44%	1.44%	1.44%

As set forth above, although European Small-Cap’s gross restated annualized operating expense ratio was lower than that of International Premier, the Board noted that the Combined Fund’s pro forma gross annualized operating expense ratio was lower than European Small-Cap’s expense ratio. In addition, the Board noted that European Small-Cap, International Premier, and the Combined Fund are subject to the same net annualized operating expense ratios due to the application of a contractual expense cap.

Although past performance is no guarantee of future results, Royce further advised the Trustees that International Premier had higher average annual total returns than European Small-Cap for all of the relevant periods ended June 30, 2015 as set forth in the table immediately below.

	Average Annual Total Returns for Periods Ended June 30, 2015
Fund	Quarter	2 Quarters	1 Year	3 Years	5 Years	Since Inception Date
Royce European Small-Cap Fund	6.55%	11.64%	-9.03%	10.57%	9.58%	3.29% (12/29/2006)
Royce International Premier Fund	7.95%	13.78%	1.35%	12.12%	N/A	5.54% (12/31/2010)

The Board also noted, however, that the Combined Fund’s ability to use the capital loss carryforwards of European Small-Cap and International Premier to offset the Combined Fund’s capital gains, if any, after the European Small-Cap Reorganization and the use of certain other tax attributes may be limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by European Small-Cap would have included in the absence of a Reorganization, thereby reducing the after-tax investment returns of former European Small-Cap shareholders. As of December 31, 2014, neither European Small-Cap nor International Premier had any capital loss carryforwards from prior years. During the period November 1, 2014 to December 31, 2014, $235,153 and $553,164 in capital losses were realized and carried over to 2015 by European Small-Cap and International Premier, respectively. See “Information About the Reorganizations-U.S. Federal Income Tax Consequences of each Reorganization” for more information.

Royce further noted to the Trustees that it will pay the fees and expenses resulting from the European Small-Cap Reorganization. Finally, Royce noted to the Trustees that it is a condition to the closing of the European Small-Cap Reorganization that European Small-Cap and International Premier receive an opinion of special tax counsel to the Trust substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for European Small-Cap or its shareholders.

The Trustees, including a majority of the Independent Trustees, after considering the foregoing matters, unanimously concluded that the interests of existing shareholders of each of European Small-Cap and International Premier would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of European Small-Cap and International Premier. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the relevant factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF EUROPEAN SMALL-CAP,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN
IN RESPECT OF THE EUROPEAN SMALL-CAP REORGANIZATION.

Reasons for the Proposed Global Value Reorganization
The Trustees of the Trust, including all of the Trustees of the Trust who are not “interested persons” of the Trust in respect of Global Value and International Premier (collectively, the “Independent Trustees”), have unanimously determined that the Global Value Reorganization would be in the best interests of each of Global Value and International Premier. The Board also concluded that the interests of each Fund’s existing shareholders would not be diluted as a result of consummation of the Plan.

At a Board meeting held on October 8, 2015, Royce first addressed the net asset levels of Global Value and International Premier. The Board noted that Global Value has experienced a significant decline in its net asset level in recent years, going from $233 million in net assets as of December 31, 2013 to $59.9 million in net assets as of September 30, 2015. Although Global Value was substantially larger than International Premier as of September 30, 2015 (i.e., net assets of $59.9 million for Global Value versus net assets of $8.4 million for International Premier), the Board recognized that neither Fund has the asset size for it to be viable as a stand-alone mutual fund on a long-term basis. Accordingly, by reorganizing Global Value into International Premier, it was noted by the Trustees that, as shareholders of the Combined Fund, former Global Value shareholders would enjoy a larger asset base over which fund expenses could be spread and might benefit from any operating efficiencies or economies of scale that may be achieved by the Combined Fund.

Royce noted to the Trustees that Global Value and International Premier:

•	have identical investment objectives (i.e., long-term growth of capital);
•	have the same lead portfolio manager;
•	provide substantial exposure to foreign (i.e., non-U.S.) equity securities;
•	employ similar principal investment strategies (i.e., they both use a bottom-up, disciplined value investment approach);
•
invest primarily in the equity securities of smaller companies, with Global Value investing primarily in the equity securities of companies with stock market capitalizations up to $5 billion at the time of investment and International Premier investing primarily in the equity securities of companies with stock market capitalizations up to $3 billion at the time of investment;

•
are subject to the same restrictions on investments in developing country securities and invested similar percentages of their respective net assets in those types of securities as of September 30, 2015 (i.e. 9.1% for Global Value versus 10.7% for International Premier as of that date);

•	are subject to similar principal investment risks; and
•	had similar portfolio turnover rates for the fiscal year ended December 31, 2014;

As a result of these similarities, the Board took note of Royce’s expectation that the securities held by Global Value will not be sold in significant amounts other than in the ordinary course of business prior to, or immediately after, the Global Value Reorganization. However, to the extent dispositions of securities held by Global Value are made, such dispositions will result in taxable gains or losses and transaction costs to Global Value (if the dispositions are made prior to the Global Value Reorganization) or to the Combined Fund (if the dispositions are made after the Global Value Reorganization). Please see “Comparison of Global Value and International Premier” in this Prospectus/Proxy Statement and the enclosed Statutory Prospectus for more detailed information regarding the Funds’ investment objectives, principal investment policies and strategies, and principal investment risks.

Royce noted to the Trustees that Global Value and International Premier are subject to identical contractual investment management fee rates. Royce then addressed the annualized operating expense ratios for Global Value and International Premier and the pro forma annualized operating expense ratio for the Combined Fund assuming completion of the Global Value Reorganization. The gross annualized operating expense ratios below for each Fund are based on their respective operating expenses and average net assets for the nine-month period ended September 30, 2015, as adjusted to give effect to the revised contractual investment management fee structures and the revised contractual expense caps that will go into effect on January 1, 2016. International Premier does not currently offer Consultant Class, R Class, or K Class shares; the fees and expenses shown below for the Consultant Class, R Class, and K Class shares of International Premier are estimates based on the same assumptions as those used for Global Value. The pro forma gross annualized operating expense ratio below for the Combined Fund further assumes that the Global Value Reorganization occurred on September 30, 2015. The net annualized operating expense ratios below for Global Value, International Premier, and the Combined Fund assume application of the relevant contractual expense cap as described above.

	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Combined Fund (Assumes Completion of Global Value Reorganization)
Investment Class
Gross Operating Expense Ratio	1.55%	2.93%	1.54%
Net Operating Expense Ratio	1.19%	1.19%	1.19%
Service Class
Gross Operating Expense Ratio	1.77%	2.68%	1.76%
Net Operating Expense Ratio	1.44%	1.44%	1.44%
Consultant Class
Gross Operating Expense Ratio	2.50%	2.50%	2.50%
Net Operating Expense Ratio	2.19%	2.19%	2.19%
R Class
Gross Operating Expense Ratio	8.48%	8.48%	8.48%
Net Operating Expense Ratio	1.74%	1.74%	1.74%
K Class
Gross Operating Expense Ratio	85.14%	85.14%	85.14%
Net Operating Expense Ratio	1.49%	1.49%	1.49%

As set forth above, although Global Value’s gross restated annualized operating expense ratio was lower than that of International Premier, the Board noted that the Combined Fund’s pro forma gross annualized operating expense ratio was lower than Global Value’s expense ratio. In addition, the Board noted that Global Value, International Premier, and the Combined Fund are subject to the same net annualized operating expense ratios due to the application of a contractual expense cap.

Although past performance is no guarantee of future results, Royce further advised the Trustees that International Premier had higher average annual total returns than Global Value for all of the relevant periods ended June 30, 2015 as set forth in the table immediately below.

	Average Annual Total Returns for Periods Ended June 30, 2015
Fund	Quarter	2 Quarters	1 Year	3 Years	5 Years	Since Inception Date
Royce Global Value Fund	5.20%	7.71%	-8.38%	6.58%	6.74%	4.77% (12/29/2006)
Royce International Premier Fund	7.95%	13.78%	1.35%	12.12%	N/A	5.54% (12/31/2010)

The Board also noted, however, that the Combined Fund’s ability to use the capital loss carryforwards of Global Value, which are substantial, to offset the Combined Fund’s capital gains, if any, after the Global Value Reorganization and the use of certain other tax attributes may be substantially limited. Additionally, the Combined Fund’s ability to use the capital loss carryforwards of International Premier may be limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by Global Value would have included in the absence of a Reorganization, thereby reducing the after-tax investment returns of former Global Value shareholders. As of December 31, 2014, Global Value had substantial capital loss carryforwards from prior years, including $7,981,106 in capital loss carryforwards expiring on December 31, 2017 and capital loss carryforwards without expiration of $32,992,507. In addition, $31,995,687 in capital losses were realized during the period November 1, 2014 to December 31, 2014 and carried over to 2015 by Global Value. As of December 31, 2014, International Premier did not have any capital loss carryforwards from prior years. During the period November 1, 2014 to December 31, 2014, $553,164 in capital losses were realized and carried over to 2015 by International Premier. See “Information About the Reorganizations-U.S. Federal Income Tax Consequences of each Reorganization” for more information.

Royce further noted to the Trustees that it will pay the fees and expenses resulting from the Global Value Reorganization. Finally, Royce noted to the Trustees that it is a condition to the closing of the Global Value Reorganization that Global Value and International Premier receive an opinion of special tax counsel to the Trust substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for Global Value or its shareholders.

The Trustees, including a majority of the Independent Trustees, after considering the foregoing matters, unanimously concluded that the interests of existing shareholders of each of Global Value and International Premier would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Global Value and International Premier. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the relevant factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF GLOBAL VALUE,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN
IN RESPECT OF THE GLOBAL VALUE REORGANIZATION.

U.S. Federal Income Tax Consequences of each Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Target Fund shares of as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to either Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of each Reorganization, as well as to the effects of state, local and non-U.S. tax laws.

It is a condition to closing each Reorganization that the Target Fund and International Premier receive an opinion from Sidley Austin LLP, special U.S. federal income tax counsel to the Trust, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that each of the Target Fund and International Premier will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•
No gain or loss will be recognized by the Target Fund upon (i) the transfer of all of its assets to International Premier as described in this Prospectus/Proxy Statement or (ii) the distribution of International Premier shares by the Target Fund to its shareholders;

•
No gain or loss will be recognized by International Premier upon the receipt of all of the assets of the Target Fund solely in exchange for the issuance of International Premier shares to the Target Fund and the assumption of all of the liabilities of the Target Fund by International Premier;

•	The basis of the assets of the Target Fund acquired by International Premier will be the same as the basis of those assets in the hands of the Target Fund immediately before the transfer;
•	The tax holding period of the assets of the Target Fund in the hands of International Premier will include the Target Fund’s tax holding period for those assets;
•	Target Fund shareholders will not recognize any gain or loss upon the exchange of their Target Fund shares solely for International Premier shares as part of the Reorganization;
•	The basis of International Premier shares received by Target Fund shareholders in the Reorganization will be the same as the basis of their Target Fund shares surrendered in the exchange; and
•
The tax holding period of International Premier shares that Target Fund shareholders receive will include the tax holding period of Target Fund shares surrendered in the exchange, provided that such shareholders held Target Fund shares as capital assets on the date of the exchange.

The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of International Premier and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Trust intends that International Premier continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to International Premier, European Small-Cap, Global Value and their respective shareholders.

Target Fund shareholders should note that, if necessary, in accordance with the Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, the Target Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders at or immediately prior to the Reorganization. Such distribution will be taxable to Target Fund shareholders.

Neither Target Fund currently expects to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the relevant Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. The tax consequences of any Target Fund sales of portfolio securities prior to the Reorganization will depend on the difference between the price at which such securities are sold and the basis of the Target Fund in such securities. Any capital gains recognized in these sales on a net basis will be distributed to Target Fund shareholders prior to the Reorganization as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains). Such distributions will be taxable to Target Fund shareholders.

It is expected that each of European Small-Cap and International Premier will experience an “ownership change” (as defined under Section 382 of the Code) as a result of the completion of one or both of the Reorganizations. It is not clear as of the date of this Prospectus/Proxy Statement whether Global Value will experience an ownership change as a result of the completion of one or both of the Reorganizations. If a Fund experiences an ownership change, the amount of any net built-in loss (generally determined by netting all unrealized built-in-gains and unrealized built-in losses in the assets of each Fund as of the Closing Date) that is realized during any taxable year that begins or ends within the five-year period following the Closing Date (the “Recognition Period”), the capital loss carryforwards of such funds that the Combined Fund will be able to use to offset capital gains, if any, and certain other tax attributes would generally be limited each year. The annual limitation is the product of the net asset value of the applicable Fund immediately before the ownership change and a rate established by the IRS for the month of the Closing Date (e.g., such rate was 2.61% for December 2015). If the net unrealized built-in loss of a Fund as of the Closing Date is de minimis (generally not greater than the lesser of (i) 15% of the fair market value of the assets of such fund as of the Closing Date or (ii) $10 million) it is disregarded and not subject to the limitations. The annual limitation is determined separately for each Fund and any unused limitation can be carried forward to subsequent years. Certain other limitations also apply with respect to offsetting net unrealized built-in losses and capital losses of one Fund against net unrealized built-in gain of another Fund, if such unrealized losses and gain are recognized during the Recognition Period. It is not clear as of the date of this Prospectus/Proxy Statement whether the net unrealized built-in loss of each Fund as of the Closing Date will be de minimis and not subject to these limitations. As a result, no assurance can be given that the actual net unrealized built-in loss of any Fund as of the Closing Date will be, in fact, de minimis.

As of December 31, 2014, Global Value had substantial capital loss carryforwards, including $7,981,106 in capital loss carryforwards expiring on December 31, 2017 (the “Global Value Expiring Losses”) and capital loss carryforwards without expiration of $32,992,507. In addition, $31,995,687 were realized during the period November 1, 2014 to December 31, 2014 and carried over to 2015 by Global Value. These carryover capital losses are collectively referred to herein as the “Global Value Capital Losses.” The Global Value Reorganization is expected to accelerate the expiration of the Global Value Expiring Losses by one taxable year. Additionally, because Global Value may experience an “ownership change” within the meaning of the Code as a result of the completion of one or both of the Reorganizations, the Combined Fund’s ability to use the Global Value Capital Losses and the capital loss carryovers of International Premier and any net built-in losses and certain tax attributes after such Reorganization as described above, may be substantially limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by Global Value would have included in the absence of a Reorganization, thereby reducing the after-tax investment returns of former Global Value shareholders.

European Small-Cap and International Premier, on the other hand, did not have any capital loss carryforwards from prior years as of December 31, 2014. During the period November 1, 2014 to December 31, 2014, $235,153 and $553,164 in capital losses were realized and carried over to 2015 by European Small-Cap and International Premier, respectively. Because European Small-Cap and International Premier are expected to experience an “ownership change” within the meaning of the Code as a result of the completion of one or both of the Reorganizations, the Combined Fund’s ability to use these capital losses and any net built-in losses (if any) after a Reorganization as described above, may be limited depending on the net asset value of the Fund, the amount of its capital loss carryovers, and the rate established by the IRS as of the Closing Date. If the use of carryover capital losses or net built-in losses were restricted, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than such distributions made by European Small-Cap would have included in the absence of such Reorganization, thereby reducing the after-tax investment returns of former European Small-Cap shareholders.

Target Fund shareholders may redeem their shares at any time prior to the closing of either Reorganization. Generally, these are taxable transactions. Shareholders should consult with their own tax advisers regarding potential transactions.

Rights of Shareholders of each Target Fund and International Premier
Because the Funds are organized as separate series of the same Delaware statutory trust (i.e., The Royce Fund), the substantive legal and voting rights of Target Fund shareholders under the Trust Instrument of the Trust are identical to those of International Premier shareholders. No sales charges, redemption fees, or other fees will be assessed to Target Fund shareholders in connection with their receipt of the International Premier Shares as part of a Reorganization.

Holders of Investment Class and Service Class shares of European Small-Cap, Global Value, and International Premier will not be subject to any redemption fees in connection with any redemptions of their Investment Class and Service Class shares of the Combined Fund that are made within the first thirty (30) days after the completion of the relevant Reorganization. As noted above, Consultant Class shares of Global Value and International Premier held for less than 365 days generally are subject to the Sales Charge. For purposes of determining whether any Sales Charge is payable in connection with any disposition of the new Consultant Class shares of the Combined Fund that are issued as part of the Global Value Reorganization, the holding period for the currently outstanding Consultant Class shares of Global Value will be “tacked” to the holding period of such new Consultant Class shares of the Combined Fund. For example, assume an investor purchases Consultant Class shares of Global Value six (6) months prior to the Closing Date for the Global Value Reorganization and then redeems the Consultant Class shares of the Combined Fund received as part of the Global Value Reorganization seven (7) months after such Closing Date. Even though the investor held the new Consultant Class shares of the Combined Fund for less than 365 days prior to redeeming them, no Sales Charge would be payable in connection with this redemption because the investor would be deemed to have held such new Consultant Class shares of the Combined Fund for more than 365 days due to the “tacking” of the six-month holding period of the Consultant Class shares of Global Value to the seven-month holding period of the new Consultant Class shares of the Combined Fund.

Pro Forma Capitalization for European Small-Cap Reorganization
The following tables set forth: (i) the capitalization of the Investment Class and Service Class shares of European Small-Cap as of September 30, 2015; (ii) the capitalization of the Investment Class and Service Class shares of International Premier as of September 30, 2015; and (iii) the unaudited pro forma capitalization of the Investment Class and Service Class shares of the Combined Fund assuming completion of the European Small-Cap Reorganization on September 30, 2015.

The pro forma capitalization information below is unaudited and for informational purposes only. No assurance can be given as to how many shares of International Premier will be received by European Small-Cap shareholders in connection with the European Small-Cap Reorganization. The pro forma capitalization information should not be relied upon to reflect the number of shares of International Premier that actually will be received by European Small-Cap shareholders in connection with the European Small-Cap Reorganization.

Investment Class
	Royce European Small-Cap Fund	Royce International Premier Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of European Small-Cap Reorganization (Unaudited)(1)
Net assets	$2,539,991	$1,654,554	-	$4,194,545
Total shares outstanding	287,457	177,220	(15,397) (2)	449,280
Net asset value per share	$8.84	$9.34	-	$9.34

(1) Assumes the European Small-Cap Reorganization had taken place on September 30, 2015.
(2) Reflects the change in Investment Class shares of International Premier after giving effect to the distribution of Investment Class shares of International Premier to European Small-Cap shareholders as if the European Small-Cap Reorganization had taken place on September 30, 2015.

Service Class
	Royce European Small-Cap Fund	Royce International Premier Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of European Small-Cap Reorganization (Unaudited)(1)
Net assets	$18,693,406	$6,584,687	-	$25,278,094
Total shares outstanding	1,674,024	598,114	23,975(2)	2,296,114
Net asset value per share	$11.17	$11.01	-	$11.01

(1) Assumes the European Small-Cap Reorganization had taken place on September 30, 2015.
(2) Reflects the change in Service Class shares of International Premier after giving effect to the distribution of Service Class shares of International Premier to European Small-Cap shareholders as if the European Small-Cap Reorganization had taken place on September 30, 2015.

Pro Forma Capitalization for Global Value Reorganization
The following tables set forth: (i) the capitalization of the Investment Class, Service Class, Consultant Class, R Class, and K Class shares of Global Value as of September 30, 2015; (ii) the capitalization of the Investment Class and Service Class shares of International Premier as of September 30, 2015; and (iii) the unaudited pro forma capitalization of the Investment Class, Service Class, Consultant Class, R Class, and K Class shares of the Combined Fund assuming completion of the Global Value Reorganization on September 30, 2015. International Premier did not have any outstanding Consultant Class, R Class, or K Class shares as of September 30, 2015.

The pro forma capitalization information below is unaudited and for informational purposes only. No assurance can be given as to how many shares of International Premier will be received by Global Value shareholders in connection with the Global Value Reorganization. The pro forma capitalization information should not be relied upon to reflect the number of shares of International Premier that actually will be received by Global Value shareholders in connection with the Global Value Reorganization.

Investment Class
	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization (Unaudited)(1)
Net assets	$29,720,240	$1,654,554	-	$31,374,794
Total shares outstanding	2,417,325	177,220	766,029(2)	3,360,575
Net asset value per share	$12.29	$9.34	-	$9.34

(1) Assumes the Global Value Reorganization had taken place on September 30, 2015.
(2) Reflects the change in Investment Class shares of International Premier after giving effect to the distribution of Investment Class shares of International Premier to Global Value shareholders as if the Global Value Reorganization had taken place on September 30, 2015.

Service Class
	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization (Unaudited)(1)
Net assets	$21,372,612	$6,584,687	-	$27,957,300
Total shares outstanding	1,731,235	598,114	210,127(2)	2,539,477
Net asset value per share	$12.35	$11.01	-	$11.01

(1) Assumes the Global Value Reorganization had taken place on September 30, 2015.
(2) Reflects the change in Service Class shares of International Premier after giving effect to the distribution of Service Class shares of International Premier to Global Value shareholders as if the Global Value Reorganization had taken place on September 30, 2015.

Consultant Class
	Royce Global Value Fund	Royce International Premier Fund(1)	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization (Unaudited)(2)
Net assets	$8,637,016	$0	-	$8,637,016
Total shares outstanding	711,248	0	0(3)	711,248
Net asset value per share	$12.14	$0.00	-	$12.14

(1) International Premier did not have any Consultant Class shares outstanding as of September 30, 2015.
(2) Assumes the Global Value Reorganization had taken place on September 30, 2015.
(3) Reflects the change in Consultant Class shares of International Premier after giving effect to the distribution of Consultant Class shares of International Premier to Global Value shareholders as if the Global Value Reorganization had taken place on September 30, 2015.

R Class
	Royce Global Value Fund	Royce International Premier Fund(1)	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization (Unaudited)(2)
Net assets	$114,981	$0	-	$114,981
Total shares outstanding	12,706	0	0(3)	12,706
Net asset value per share	$9.05	$0.00	-	$9.05

(1) International Premier did not have any R Class shares outstanding as of September 30, 2015.
(2) Assumes the Global Value Reorganization had taken place on September 30, 2015.
(3) Reflects the change in R Class shares of International Premier after giving effect to the distribution of R Class shares of International Premier to Global Value shareholders as if the Global Value Reorganization had taken place on September 30, 2015.

K Class
	Royce Global Value Fund	Royce International Premier Fund(1)	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Global Value Reorganization (Unaudited)(2)
Net assets	$22,055	$0	-	$22,055
Total shares outstanding	2,431	0	0(3)	2,431
Net asset value per share	$9.07	$0.00	-	$9.07

(1) International Premier did not have any R Class shares outstanding as of September 30, 2015.
(2) Assumes the Global Value Reorganization had taken place on September 30, 2015.
(3) Reflects the change in R Class shares of International Premier after giving effect to the distribution of R Class shares of International Premier to Global Value shareholders as if the Global Value Reorganization had taken place on September 30, 2015.

Capitalization for Both Reorganizations
The following tables set forth: (i) the capitalization of the Investment Class and Service Class shares of European Small-Cap as of September 30, 2015; (ii) the capitalization of the Investment Class, Service Class, Consultant Class, R Class, and K Class shares of Global Value as of September 30, 2015; (iii) the capitalization of the Investment Class and Service Class shares of International Premier as of September 30, 2015; and (iv) the unaudited pro forma capitalization of the Investment Class, Service Class, Consultant Class, R Class, and K Class shares of the Combined Fund assuming completion of both Reorganizations on September 30, 2015. International Premier did not have any outstanding any Consultant Class, R Class, or K Class shares as of September 30, 2015.

The pro forma capitalization information below is unaudited and for informational purposes only. No assurance can be given as to how many shares of International Premier will be received by shareholders of a Target Fund in connection with both Reorganizations. The pro forma capitalization information should not be relied upon to reflect the number of shares of International Premier that actually will be received by shareholders of a Target Fund in connection with both Reorganizations.

Investment Class
	Royce European Small-Cap Fund	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Both Reorganizations (Unaudited)(1)
Net assets	$2,539,991	$29,720,240	$1,654,554	-	$33,914,785
Total shares outstanding	287,457	2,417,325	177,220	750,633(2)	3,632,635
Net asset value per share	$8.84	$12.29	$9.34	-	$9.34

(1) Assumes both Reorganizations had taken place on September 30, 2015.
(2) Reflects the change in Investment Class shares of International Premier after giving effect to the distribution of Investment Class shares of International Premier to Target Fund shareholders as if both Reorganizations had taken place on September 30, 2015.

Service Class
	Royce European Small-Cap Fund	Royce Global Value Fund	Royce International Premier Fund	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Both Reorganizations (Unaudited)(1)
Net assets	$18,693,406	$21,372,612	$6,584,687	-	$46,650,706
Total shares outstanding	1,674,024	1,731,235	598,114	234,102(2)	4,237,476
Net asset value per share	$11.17	$12.35	$11.01	-	$11.01

(1) Assumes both Reorganizations had taken place on September 30, 2015.
(2) Reflects the change in Service Class shares of International Premier after giving effect to the distribution of Service Class shares of International Premier to Target Fund shareholders as if both Reorganizations had taken place on September 30, 2015.

Consultant Class
	Royce European Small-Cap Fund(1)	Royce Global Value Fund	Royce International Premier Fund(1)	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Both Reorganizations (Unaudited)(2)
Net assets	$0	$8,637,016	$0	-	$8,637,016
Total shares outstanding	0	711,248	0	0(3)	711,248
Net asset value per share	$0.00	$12.14	$0.00	-	$12.14

(1) The Fund did not have any Consultant Class shares outstanding as of September 30, 2015.
(2) Assumes both Reorganizations had taken place on September 30, 2015.
(3) Reflects the change in Consultant Class shares of International Premier after giving effect to the distribution of Consultant Class shares of International Premier to Target Fund shareholders as if both Reorganizations had taken place on September 30, 2015.

R Class
	Royce European Small-Cap Fund(1)	Royce Global Value Fund	Royce International Premier Fund(1)	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Both Reorganizations (Unaudited)(2)
Net assets	$0	$114,981	$0	-	$114,981
Total shares outstanding	0	12,706	0	0(3)	12,706
Net asset value per share	$0.00	$9.05	$0.00	-	$9.05

(1) The Fund did not have any R Class shares outstanding as of September 30, 2015.
(2) Assumes both Reorganizations had taken place on September 30, 2015.
(3) Reflects the change in R Class shares of International Premier after giving effect to the distribution of R Class shares of International Premier to Target Fund shareholders as if both Reorganizations had taken place on September 30, 2015.

K Class
	Royce European Small-Cap Fund(1)	Royce Global Value Fund	Royce International Premier Fund(1)	Pro Forma Adjustments	Pro Forma Combined Fund Assuming Completion of Both Reorganizations (Unaudited)(2)
Net assets	$0	$22,055	$0	-	$22,055
Total shares outstanding	0	2,431	0	0(3)	2,431
Net asset value per share	$0.00	$9.07	$0.00	-	$9.07

(1) The Fund did not have any K Class shares outstanding as of September 30, 2015.
(2) Assumes both Reorganizations had taken place on September 30, 2015.
(3) Reflects the change in K Class shares of International Premier after giving effect to the distribution of K Class shares of International Premier to Target Fund shareholders as if both Reorganizations had taken place on September 30, 2015.

COMPARISON OF EUROPEAN SMALL-CAP AND INTERNATIONAL PREMIER

Investment Objectives, Principal Investment Policies and Strategies, and Principal Investment Risks of
European Small-Cap and International Premier
This section describes the investment objectives, the principal investment policies and strategies, and the principal investment risks of European Small-Cap and International Premier and the differences between them. For a complete description of the investment objectives, the principal investment policies and strategies, and the principal investment risks for International Premier, you should read the enclosed Statutory Prospectus.

Investment Objectives. The investment objectives of the Funds are identical. The investment objective of each of European Small-Cap and International Premier is to seek long-term growth of capital.

Principal Investment Policies and Strategies. As set forth in the table below, the principal investment policies and strategies of European Small-Cap and International Premier are similar.

Royce European Small-Cap Fund	Royce International Premier Fund
Royce invests the Fund’s assets in companies trading below its estimate of their current worth that also have strong balance sheets, other business strengths, and/or strong business prospects. Royce also considers companies with the potential for improvement in cash flow levels and internal rates of return.

In selecting securities for the Fund, Royce generally uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors.	Royce invests the Fund’s assets in a limited number (generally less than 100) of equity securities of small-cap companies issued by companies headquartered outside of the United States. Royce looks for companies trading below its estimate of their current worth that it considers “premier”–those that have strong balance sheets, other business strengths, and/or strong business prospects. Normally, the Fund invests at least 80% of its net assets in equity securities of such “premier” companies. At least 65% of these securities will be issued by companies with stock market capitalizations up to $3 billion at the time of investment. In addition, Royce considers companies with the potential for improvement in cash flow levels and internal rates of return.

In selecting securities for the Fund, Royce generally uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors.
Normally, the Fund invests at least 80% of its net assets in equity securities of companies that are headquartered in Europe with market capitalizations up to $3 billion at the time of investment. From time to time, a substantial portion of the Fund’s assets may be invested in European companies headquartered in a single country.	Normally, at least 65% of the Fund’s net assets will be invested in equity securities of international companies headquartered in at least three different countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country.
No more than 35% of the Fund’s net assets may be invested in developing country securities.	No more than 35% of the Fund’s net assets may be invested in developing country securities
The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.	The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Overall, European Small-Cap and International Premier are similar to one another in that they:

•	have the same investment objective (i.e., long-term growth of capital);
•	have the same portfolio managers;
•	use a bottom-up, disciplined value investment approach;
•	invest primarily in small-cap equity securities (i.e., those with stock market capitalizations up to $3 billion at the time of investment);
•	invest a substantial portion of their assets in a limited number of issuers;
•	provide substantial exposure to foreign (i.e., non-U.S.) equity securities;
•	do not expect to engage in foreign currency hedging to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings;
•	are subject to the same restrictions on investments in developing country securities (i.e., no more than 35% of their respective net assets); and
•	had almost identical portfolio turnover rates for the fiscal year ended December 31, 2014 ( i.e., 65% for European Small-Cap and 62% for International Premier).

European Small-Cap and International Premier are, however, different from one another in that:

•
European Small-Cap invests, under normal market conditions, at least 80% of its net assets in small-cap equity securities of companies that are headquartered in Europe while International Premier is not subject to a similar geographical investment requirement;

•	International Premier invested 10.7% of its nets assets in developing country securities as of September 30, 2015, compared with 0% for European Small-Cap; and
•	They have different benchmark indexes.

Principal Investment Risks. Set forth below is a summary of the principal investment risks that may be associated with an investment in European Small-Cap and International Premier as a result of their respective investment policies and strategies. Overall, European Small-Cap and International Premier are subject to similar principal investment risks. However, relative to International Premier, European Small-Cap will be more exposed to the risks associated with investing in Europe to the extent European Small-Cap invests a greater percentage of its net assets in companies headquartered in Europe. On the other hand, relative to European Small-Cap, International Premier will be more exposed to the risks associated with investing in developing country securities to the extent International Premier invests a greater percentage of its net assets in companies headquartered in those countries.

Principal Investment Risk	Royce European Small-Cap Fund	Royce International Premier Fund
Market Risk. As with any mutual fund that invests in common stocks, the Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.
	Yes	Yes
Small-Cap Securities Risk. The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
	Yes	Yes
Investment in a Limited Number of Issuers and Industry and Sector Overweights. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.
	Yes	Yes
Foreign Securities Risk. In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined.
	Yes	Yes
Developing Country Securities Risk. The risk factors identified immediately above under the heading “Foreign Securities Risk” may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.
	Yes*	Yes
___
* European Small-Cap is not subject to this risk to the extent it does not invest in developing country securities. As of September 30, 2015, European Small-Cap did not hold any developing country securities.

COMPARISON OF GLOBAL VALUE AND INTERNATIONAL PREMIER

Investment Objectives, Principal Investment Policies and Strategies, and Principal Investment Risks of
European Small-Cap and International Premier
This section describes the investment objectives, the principal investment policies and strategies, and the principal investment risks of Global Value and International Premier and the differences between them. For a complete description of the investment objectives, the principal investment policies and strategies, and the principal investment risks for International Premier, you should read the enclosed Statutory Prospectus.

Investment Objectives. The investment objectives of the Funds are identical. The investment objective of each of Global Value and International Premier is to seek long-term growth of capital.

Principal Investment Policies and Strategies. As set forth in the table below, the principal investment policies and strategies of Global Value and International Premier are similar.

Royce Global Value Fund	Royce International Premier Fund
Royce invests the Fund’s assets primarily in equity securities of companies that it believes are trading below its estimate of their current worth. Royce bases this assessment chiefly on strong balance sheets, other indicators of financial strength, business prospects, and the potential for improvement in cash flow levels and internal rates of return. Although the Fund may invest in equity securities of companies of any market capitalization, Royce expects that a significant portion of the Fund’s assets will be invested in equity securities of companies with stock market capitalizations up to $5 billion.

In selecting securities for the Fund, Royce generally uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors.	Royce invests the Fund’s assets in a limited number (generally less than 100) of equity securities of small-cap companies issued by companies headquartered outside of the United States. Royce looks for companies trading below its estimate of their current worth that it considers “premier”–those that have strong balance sheets, other business strengths, and/or strong business prospects. Normally, the Fund invests at least 80% of its net assets in equity securities of such “premier” companies. At least 65% of these securities will be issued by companies with stock market capitalizations up to $3 billion at the time of investment. In addition, Royce considers companies with the potential for improvement in cash flow levels and internal rates of return.

In selecting securities for the Fund, Royce generally uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors.
Under normal market circumstances, the Fund will invest at least 40% of its net assets in equity securities of companies headquartered in at least three different countries outside of the United States. During periods when market conditions are not deemed favorable by Royce, the Fund will invest at least 30% of its net assets in such companies. From time to time, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country. The Fund may also invest up to 35% of its net assets in U.S. and non-U.S. non-convertible debt or preferred stock.	Normally, at least 65% of the Fund’s net assets will be invested in equity securities of international companies headquartered in at least three different countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country.
No more than 35% of the Fund’s net assets may be invested in developing country securities.	No more than 35% of the Fund’s net assets may be invested in developing country securities.
The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.	The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Overall, Global and International Premier are similar to one another in that they:

•	have the same investment objective (i.e., long-term growth of capital);
•	have the same lead portfolio manager;
•	use a bottom-up, disciplined value investment approach;
•
invest primarily in the equity securities of smaller companies, with Global Value investing a significant portion of its assets in the equity securities of companies with stock market capitalizations up to $5 billion at the time of investment and International Premier investing primarily in the equity securities of companies with stock market capitalizations up to $3 billion at the time of investment;

•	provide substantial exposure to foreign (i.e., non-U.S.) equity securities;
•	do not expect to engage in foreign currency hedging to protect against declines in the U.S. dollar or to lock in the value of their foreign security holdings;
•
are subject to the same restrictions on investments in developing country securities (i.e., no more than 35% of their respective net assets) and invested similar percentages of their respective net assets in those types of securities as of September 30, 2015 (i.e. 9.1% for Global Value versus 10.7% for International Premier as of that date) ; and

•	had similar portfolio turnover rates for the fiscal year ended December 31, 2014 (i.e., 54% for Global Value and 62% for International Premier).

Global Value and International Premier are, however, different from one another in that:

•	their portfolio management teams are not comprised entirely of the same members;
•
Global Value’s holdings generally are more broadly diversified than those of International Premier because International Premier normally invests a substantial portion of its assets in a limited number of issuers;

•
Although Global Value generally allocates a portion of its assets to U.S. securities, (e.g., approximately 24.3% of Global Value’s net assets were invested in U.S. securities as of September 30, 2015), International Premier generally does not do so; and

•	They have different benchmark indexes.

Principal Investment Risks. Set forth below is a summary of the principal investment risks that may be associated with an investment in Global Value and International Premier as a result of their respective investment policies and strategies. Overall, Global Value and International Premier are subject to similar principal investment risks. However, International Premier’s investment of a substantial portion of its assets in a limited number of issuers may involve considerably more risk to investors than Global Value’s more broadly diversified portfolio of smaller-company securities because International Premier’s portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event. In addition, relative to International Premier, Global Value will be more exposed to the risks associated with investing in the United States to the extent Global Value invests a larger percentage of its net assets in companies headquartered in that country.

Principal Investment Risk	Royce Global Value Fund	Royce International Premier Fund
Market Risk. As with any mutual fund that invests in common stocks, the Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.
	Yes	Yes
Small-Cap Securities Risk. The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
	Yes	Yes
Investment in a Limited Number of Issuers and Industry and Sector Overweights. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.
	No	Yes
Foreign Securities Risk. In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined.
	Yes	Yes
Developing Country Securities Risk. The risk factors identified immediately above under the heading “Foreign Securities Risk” may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.
	Yes	Yes

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Investment Class and Service Class shares of European Small-Cap and International Premier for the relevant periods that are contained in the enclosed Statutory Prospectus and in the enclosed Annual Report have been derived from financial statements audited by PricewaterhouseCoopers LLP. The financial highlights tables for the Investment Class, Service Class, Consultant Class, R Class, and K Class shares of Global Value for the relevant periods that are contained in the enclosed Statutory Prospectus, the Global Value C-R-K Prospectus, and the Global Value Annual Report have been derived from financial statements audited by PricewaterhouseCoopers LLP. Copies of the Global Value C-R-K Prospectus and the Global Value Annual Report are available without charge by calling toll-free at 1-800-221-4268. The financial highlights tables for each Class of shares of European Small-Cap, Global Value, and International Premier for the six-month period ended June 30, 2015 are contained in the enclosed Semiannual Report. Such financial highlights tables are incorporated herein by reference into (legally form a part of) this Prospectus/Proxy Statement.

ADDITIONAL INFORMATION

To the extent any of the discussion below under this heading refers only to a single Reorganization, the terms and conditions of the Plan shall in all respects apply separately to each Reorganization and to International Premier and the relevant Target Fund, as applicable.

Quorum
A quorum of shareholders is necessary to hold a valid meeting of shareholders of a Target Fund. Under the Bylaws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of a Target Fund on the Record Date are present at the relevant Meeting in person or by proxy. Abstentions are counted for the purposes of determining (i) whether a quorum is present at a Meeting and (ii) the total number of shares present at a Meeting.

Required Vote
Approval of the Plan in connection with a Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of such Target Fund are present or represented by proxy at such Meeting; or (ii) more than 50% of the outstanding shares of the Target Fund.

Adjournment of Meeting; Other Matters
In the event that sufficient votes in favor of the proposal are not received by the time scheduled for a Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies for such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the relevant proposal and will vote against any such adjournment those proxies required to be voted against such proposal.

Under the New York Stock Exchange rules that govern brokers who have record ownership of the shares of a Target Fund that are held in “street name” for their customers, who are the beneficial owners of such Target Fund shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters. With respect to each proposal, it is not expected that brokers will be permitted to vote any shares of either Target Fund in their discretion. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining whether a quorum of Target Fund shareholders is present for a Meeting. Abstentions and broker non-votes will not be counted as votes cast for a Meeting. Therefore, abstentions and broker non-votes will have the same effect as a vote against a proposal as well as a vote against any adjournment of the Meeting.

Shareholders vote at a Meeting by casting ballots (in person or by proxy), which votes will be tabulated by one or two persons who were appointed by the Board before the Meeting to serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

Affiliated Broker-Dealer
Royce Fund Services, Inc. (“RFS”), a New York corporation and wholly-owned subsidiary of Royce, is the distributor of the Fund. RFS’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Information Concerning Royce
Royce, a Delaware limited liability company, is the investment adviser for each of European Small-Cap, Global Value, and International Premier and a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), 100 International Drive, Baltimore, MD 21202. Legg Mason owns a diversified group of global asset managers and is listed on the New York Stock Exchange (symbol: LM). Royce is registered as an investment adviser under the Investment Advisers Act of 1940. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, New York 10151.

Information About Share Ownership

The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of European Small-Cap as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service	National Financial Services FEBO Our Customers 200 Liberty St. 1 World Fin. Ctr Attn: Mutual Fund Dept. 5th Floor New York, NY 10281	429,709	Record	25.58%
Service	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	378,896	Record	22.56%
Service	TD Ameritrade Inc For The Exclusive Benefit of Our Clients P.O. Box 226 Omaha, NE 68103-2226	177,789	Record	10.58%
Service	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	152,745	Record	9.09%
Service	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	118,532	Record	7.06%
Service	Charles M. Royce c/o Royce Management Company 8 Sound Shore Dr., Ste. 140 Greenwich, CT 06830-7259	114,069	Record and Beneficial	6.79%
Investment	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	145,839	Record	49.90%
Investment	National Financial Services FEBO Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	25,751	Record	8.81%
Investment	Kimberly Yellin New York, NY 10075-0744	25,680	Record and Beneficial	8.79%

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Investment	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	23,801	Record	8.14%
Investment	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	23,235	Record	7.95%
Investment	David A. Nadel & Nicole M. Feliciano JT WROS c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	15,585	Record and Beneficial	5.33%
Investment	David A. Nadel c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	14,868	Record and Beneficial	5.09%

The The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of Global Value as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	316,358	Record	19.01%
Service	National Financial Services FEBO Our Customers 200 Liberty St. 1 World Fin. Ctr Attn: Mutual Fund Dept. 5th Floor New York, NY 10281	151,155	Record	9.08%
Service	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 S 6th St., Ste 700 #P08 Minneapolis, MN 55402-4413	149,255	Record	8.97%
Service	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	103,556	Record	6.22%

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	96,961	Record	5.83%
Service	Great-West Trust Company LLC TTEE Employee Benefits Clients 401K 8515 E Orchard Rd., 2T2 Greenwood Village, CO 80111-5002	91,699	Record	5.51%
Consultant	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	132,235	Record	19.87%
Consultant	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	61,010	Record	9.17%
Consultant	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	38,570	Record	5.79%
Investment	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	792,012	Record	33.81%
Investment	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	306,071	Record	13.07%
Investment	National Financial Services FEBO Our Customers 200 Liberty St. 1 World Fin. Ctr Attn: Mutual Fund Dept. 5th Floor New York, NY 10281	275,429	Record	11.76%
Investment	Charles Schwab & Co. Inc. Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	264,825	Record	11.31%
Investment	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	176,487	Record	7.53%

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Investment	UBS MW USA Attn: Department Mgr. 1000 Harbor Blvd, Fl. 8 Weehawken, NJ 07086-6761	166,910	Record	7.13%
Investment	MLPF&S For the Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, Fl. 2 Jacksonville, FL 32246-6484	135,940	Record	5.80%
K	Charles M. Royce c/o Royce Management Co. 8 Sound Shore Drive, Ste. 140 Greenwich, CT 06830-7259	2,431	Record and Beneficial	100%
R	Charles M. Royce c/o Royce Management Co. 8 Sound Shore Drive, Ste. 140 Greenwich, CT 06830-7259	4,452	Record and Beneficial	100%

The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of International Premier as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service	Royce Family Investments LLC 8 Sound Shore Drive, Ste. 140 Greenwich, CT 06830-7259	208,151	Record and Beneficial	31.82%
Service	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	105,293	Record	16.89%
Service	TD Ameritrade Inc For The Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	102,763	Record	15.71%
Service	National Financial Services FEBO Our Customers 200 Liberty Street 1 World Financial Center Attn: Mutual Funds Dept. 5th Flr. New York, NY 10281	100,492	Record	15.36%
Investment	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	121,419	Record	67.77%
Investment	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	49,923	Record	27.86%

As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, approximately 19.92% of the outstanding Investment Class shares of European Small-Cap, approximately 6.74% of the outstanding Service Class shares of European Small-Cap, approximately 4.50% of the outstanding Investment Class shares of Global Value, approximately 35.03% of the outstanding R Class shares of Global Value, approximately 100.00% of the outstanding K Class shares of Global Value, approximately 5.14% of the outstanding Investment Class shares of International Premier, and approximately 33.71% of the outstanding Service Class shares of International Premier. As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, less than 1% of the outstanding Service Class shares of Global Value and less than 1% of the outstanding Consultant Class shares of Global Value.

Shareholder Proposals
The Trust is not required, and does not currently intend, to hold annual shareholder meetings for any of the Funds. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Proxy Delivery
If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-221-4268, or write the Trust at 745 Fifth Avenue, New York, New York 10151.

OTHER BUSINESS

While each Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meetings. However, if any additional matter properly comes before a Meeting and on all matters incidental to the conduct of such Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

By order of the Board of Trustees of The Royce Fund

John E. Denneen,
Secretary

Please fill in, date and sign the proxy card and return it in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient voting options.

Dated: December 4, 2015

APPENDIX A

FORM OF PLAN OF REORGANIZATION OF THE ROYCE FUND

This Plan of Reorganization of The Royce Fund (this “Plan”), a Delaware statutory trust having its principal place of business at 745 Fifth Avenue, New York, New York 10151 (“TRF”), on behalf of the acquiring fund listed in Schedule A to this Plan (the “Acquiring Fund”) and the target funds listed in Schedule A to this Plan (each, a “Target Fund”), is made as of this _____ day of __________, 2016. The Target Funds and the Acquiring Fund are collectively referred to herein as the “Funds.”

The reorganization for each Target Fund (hereinafter referred to as a “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund in exchange solely for full and fractional shares of the same Class of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund as soon as practicable after the Closing (as defined in Section 3 hereof), all upon and subject to the terms and conditions of this Plan.

The Reorganization of one Target Fund into the Acquiring Fund is not dependent upon the consummation of the Reorganization of the other Target Fund into the Acquiring Fund. To the extent this Plan refers only to a single Reorganization, the terms and conditions hereof shall apply separately to each Reorganization and to the Acquiring Fund and the relevant Target Fund, as applicable.

The Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

In order to consummate the transactions contemplated by this Plan, the following actions shall be taken by TRF on behalf of the Acquiring Fund and the Target Fund, as applicable:

1. Acquisition of Assets, Assumption of Liabilities, Issuance of Acquiring Fund Shares, and Liquidation and Termination of Target Fund.

(a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer, and deliver to the Acquiring Fund substantially all of the assets of the Target Fund free and clear of all liens, encumbrances, and claims whatsoever. In exchange therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (Y) the aggregate value of the Target Fund’s Assets (as described in Section 1(b) hereof) with respect to each class of the Target Fund, net of the Target Fund’s liabilities (as described in Section 1(b) hereof) with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in Section 2(a) hereof, by (Z) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in Section 2(a) hereof; and (ii) to assume all of the Target Fund’s liabilities (as described in Section 1(b) hereof). Such transactions shall take place at the Closing (as defined in Section 3 hereof). For the purposes of this Plan, the Investment Class shares of a Target Fund correspond to the Investment Class shares of the Acquiring Fund, the Service Class shares of a Target Fund correspond to the Service Class shares of the Acquiring Fund, the Consultant Class shares of a Target Fund, if any, correspond to the Consultant Class shares of the Acquiring Fund, the R Class shares of a Target Fund, if any, correspond to the R Class shares of the Acquiring Fund, and the K Class shares of a Target Fund, if any, correspond to the K Class shares of the Acquiring Fund, and the term “Acquiring Fund Shares" should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

(b) The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known, or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Valuation Time (as defined in Section 2(a) hereof), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 8(d) hereof and other than the Target Fund’s rights under this Plan (collectively, the “Assets”). All liabilities, expenses, costs, charges and reserves of the Target Fund, to the extent that they exist at or after the Valuation Time, shall after the Valuation Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

(c) Immediately following the Closing, the Target Fund shall, in complete liquidation of the Target Fund, distribute pro rata to its shareholders of record as of the Valuation Time all of the Acquiring Fund Shares received by the Target Fund pursuant to this Section 1 and shall thereafter terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of TRF relating to the Acquiring Fund and noting in such accounts the amounts of Acquiring Fund Shares that former Target Fund shareholders are due based on their respective holdings of the Target Fund as of the Valuation Time. Fractional Acquiring Fund Shares shall be carried to the normal and customary decimal place for such shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with the transactions contemplated by this Plan.

APPENDIX A

2. Valuation.

(a) The value of the Assets to be acquired by the Acquiring Fund from the Target Fund hereunder shall be the value of such Assets as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (the “Valuation Time”), using TRF’s then-current valuation procedures.

(b) Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the value of the Assets acquired by the Acquiring Fund reduced by the amount of the liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for its acquisition of such Assets from the Target Fund and its assumption of such liabilities of the Target Fund. The net asset value per share for each share class of the Acquiring Fund as contemplated under Section 1(a) of this Plan shall be computed as of the Valuation Time, using TRF’s then-current valuation procedures.

3. Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing shall be __________ __, 2016, or such other date as determined in writing by TRF’s officers (the “Closing Date”). Unless otherwise provided in writing, all acts taking place at the Closing shall be deemed to take place as of 9:00 a.m. on the Closing Date. The Closing shall take place at the principal office of TRF. TRF on behalf of the Target Fund shall have provided for delivery as of the Closing of the Target Fund’s Assets to the account of the Acquiring Fund at the Acquiring Fund’s custodian. Also, TRF on behalf of the Target Fund shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Fund and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. TRF on behalf of the Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Target Fund’s account on the Closing Date to the Secretary of TRF, or shall provide evidence satisfactory to the Target Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as TRF on behalf of Target Fund may request.

4. Transfer Taxes.

Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Representations and Warranties by TRF on Behalf of the Target Fund.

TRF makes the following representations and warranties about the Target Fund:

(a) The Target Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the shares of Target Fund sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b) TRF on behalf of the Target Fund is authorized to issue an unlimited number of the Target Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in TRF’s: (i) Annual Report to Shareholders in respect of the Target Fund for the fiscal year ended December 31, 2014, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis and (ii) Semiannual Report to Shareholders in respect of the Target Fund for the six-month period ended June 30, 2015 fairly present the financial position of the Target Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) TRF has the necessary power and authority to conduct the Target Fund’s business as such business is now being conducted.

APPENDIX A

(e) TRF on behalf of the Target Fund is not a party to or obligated under any provision of TRF’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(g) The Target Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the Closing Date; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(h) The Target Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation withholding or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(i) At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to below, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Fund.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Fund.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

6. Representations and Warranties by TRF on Behalf of the Acquiring Fund.

TRF makes the following representations and warranties about the Acquiring Fund:

(a) The Acquiring Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) TRF on behalf of the Acquiring Fund is authorized to issue an unlimited number of the Acquiring Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in TRF’s: (i) Annual Report to Shareholders in respect of the Acquiring Fund for the fiscal year ended December 31, 2014, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis and (ii) Semiannual Report to Shareholders in respect of the Acquiring Fund for the six-month period ended June 30, 2015 fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) TRF has the necessary power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(e) TRF on behalf of the Acquiring Fund is not a party to or obligated under any provision of TRF’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

APPENDIX A

(f) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(g) The statement of assets and liabilities to be created by TRF for the Acquiring Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Fund and the net asset value in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Fund.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Fund.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) TRF anticipates that consummation of this Plan will not cause the Acquiring Fund to fail to conform to the requirements applicable to RICs under Subchapter M of the Code at the end of the next succeeding tax quarter.

7. Intentions of TRF on Behalf of the Funds.

(a) At the Closing, TRF on behalf of the Target Fund, intends to have available a copy of the shareholder ledger accounts, certified by TRF’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Fund shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the completion of the transactions contemplated by this Plan.

(b) TRF intends to operate each Fund’s respective business as presently conducted between the date hereof and the Closing.

(c) TRF intends that the Target Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Target Fund’s shareholders.

(d) TRF on behalf of the Target Fund intends, if this Plan is consummated, to liquidate and dissolve the Target Fund.

(e) TRF intends that, by the Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f) TRF intends to mail to each shareholder of the Target Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a prospectus/proxy statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) TRF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

APPENDIX A

8. Conditions Precedent to be Fulfilled by TRF on Behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Target Fund shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by TRF on behalf of the Funds shall occur prior to the Closing; and (iii) TRF shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of TRF on behalf of the Funds.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders all of such Target Fund’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to TRF on behalf of the Funds an opinion from Sidley Austin LLP, in form and substance satisfactory to TRF, substantially to the effect that the transactions contemplated by this Plan will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code . Such opinion shall contain at a minimum the conclusion that no gain or loss will be recognized by the shareholders of the Target Fund as a result of the transfer by the Target Fund of all of its assets to the Acquiring Fund, in exchange solely for Acquiring Fund Shares, the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of TRF with regard to matters of fact.

(f) That there shall be delivered to TRF, on behalf of the Funds, an opinion in form and substance satisfactory to it from Richards, Layton & Finger, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights and subject to the general principles of equity:

(1) TRF is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the trust power and authority under the Trust Instrument, Bylaws and the Act to (i) execute, deliver and perform its obligations under the Plan and (ii) conduct its business as described in the Trust Instrument and Bylaws;

(2) The Acquiring Fund has been duly established as a separate series of TRF under the Trust Instrument and Section 3806(b)(2) of the Act;

(3) The shares of the Acquiring Fund to be issued as provided for by the Plan are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund;

(4) The execution and delivery of the Plan and the consummation by TRF of the transactions contemplated thereby have been duly authorized by TRF under the Trust Instrument, the Bylaws and the Act;

APPENDIX A

(5) Neither the execution, delivery and performance by TRF of the Plan, nor the consummation by TRF of the transactions contemplated thereby, violates (i) the Trust Instrument or Bylaws or (ii) any law, rule or regulation of the State of Delaware applicable to TRF; and

(6) This Plan constitutes a legal, valid and binding agreement of TRF, enforceable against TRF, in accordance with its terms.

In giving the opinion set forth above, Richards, Layton & Finger may state that it is relying on certificates of the officers of TRF with regard to matters of fact and may assume all conditions precedent set forth in this Plan have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of TRF have complied with their fiduciary duties in approving this Plan, that the Reorganization is fair in all respects and that the execution and delivery of this Plan by TRF with respect to the Target Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate TRF to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind or limit the trustees of TRF in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan.

(g) That the Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Target Fund.

9. Expenses.

(a) TRF represents and warrants that there are no brokers’ or finders’ fees payable by it in connection with the transactions provided for herein.

(b) All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs, and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, and with the solicitation and tabulation of the votes of Target Fund shareholders, shall be paid by Royce & Associates, LLC, the investment adviser to each of the Target Fund and the Acquiring Fund. For the avoidance of doubt, for purposes of this Section 9(b), costs do not include any adverse tax consequences arising out of, resulting from, or attributable to, the Reorganization.

10. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Fund) prior to the Closing, or the Closing may be postponed by TRF on behalf of a Fund by resolution of the Board of Trustees of TRF if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2016, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of TRF on behalf of the Funds.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Fund or Target Fund, and neither TRF, the Acquiring Fund nor the Target Fund, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by TRF’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

APPENDIX A

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of TRF on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued the Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless TRF on behalf of the Target Fund shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Entire Plan and Amendments.

This Plan embodies the entire plan of TRF on behalf of the Funds, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended in writing only by TRF. Neither this Plan nor any interest herein may be assigned without the prior written consent of TRF on behalf of the Fund corresponding to the Fund making the assignment. For purposes of the Act, this Plan will be deemed part of the governing instrument (as defined in the Act) of TRF.

12. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to TRF at 745 Fifth Avenue, New York, New York 10151, Attention: Secretary.

13. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE ROYCE FUND on behalf of the Acquiring Fund listed in Schedule A
________________	________________
Attest: John E. Denneen, Secretary	By: Christopher D. Clark Title: President
THE ROYCE FUND on behalf of the Target Funds listed in Schedule A
________________	________________
Attest: John E. Denneen, Secretary	By: Christopher D. Clark Title: President

APPENDIX A

Schedule A

Target Funds	Acquiring Fund
Royce European Small-Cap Fund and Royce Global Value Fund, each a series of The Royce Fund	Royce International Premier Fund, a series of The Royce Fund

THE ROYCE FUND

ROYCE INTERNATIONAL PREMIER FUND
ROYCE EUROPEAN SMALL-CAP FUND
ROYCE GLOBAL VALUE FUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

December 4, 2015

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganizations (each, a “Reorganization” and together, the “Reorganizations) of Royce European Small-Cap Fund (“European Small-Cap”) and Royce Global Value Fund (“Global Value”), each a series of The Royce Fund (the “Trust”), a Delaware statutory trust, into Royce International Premier Fund (“International Premier”), also a series of the Trust. European Small-Cap and Global Value are from time to time individually referred to as a “Target Fund” and are from time to time together referred to as the “Target Funds.” Each Target Fund and International Premier is sometimes individually referred to herein as a “Fund”, and collectively, as the “Funds”.

The Reorganization involving European Small-Cap is separate from the Reorganization involving Global Value. Only shareholders of European Small-Cap will vote in connection with the Reorganization involving that Fund. Likewise, only shareholders of Global Value will vote in connection with the Reorganization involving that Fund.

This Reorganization SAI contains information which may be of interest to shareholders of a Target Fund in connection with the relevant Reorganization, but which is not included in the Joint Proxy Statement and Prospectus dated December 4, 2015 (the “Prospectus/Proxy Statement”). As described in the Prospectus/Proxy Statement, each Reorganization would involve the transfer of all of the assets of a Target Fund to International Premier, in exchange for International Premier’s assumption of all of the liabilities of the Target Fund, and International Premier’s issuance to the Target Fund of shares of International Premier with an aggregate net asset value that is equal to the aggregate net asset value of the Target Fund shares that are outstanding immediately prior to the relevant Reorganization. The Target Fund would, in turn, distribute such International Premier shares to its shareholders on a pro rata basis in complete liquidation of the Target Fund. Shareholders of a Target Fund would receive the same class of International Premier shares as they held in that Target Fund.

This Reorganization SAI is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Trust, 745 Fifth Avenue, New York, New York 10151, or by calling 1-800-221-4268.

Capitalized terms used in this Reorganization SAI and not otherwise defined herein shall have the meanings given them in the Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information About Royce International Premier Fund, Royce European Small-Cap Fund, and Royce Global Value Fund	S-3
Financial Statements	S-3
Pro Forma Combined Financial Statements Relating to European Small-Cap Reorganization	S-4
Pro Forma Combined Financial Statements Relating to Global Value Reorganization	S-11
Pro Forma Combined Financial Statements Relating to Both Reorganizations	S-20

ADDITIONAL INFORMATION ABOUT ROYCE INTERNATIONAL PREMIER FUND,
ROYCE EUROPEAN SMALL-CAP FUND, AND ROYCE GLOBAL VALUE FUND

For Royce International Premier Fund: Incorporates by reference the Statement of Additional Information relating to each series of the Trust, including International Premier, European Small-Cap, and Global Value, dated May 1, 2015 and as amended and supplemented to date (the “SAI”), as filed on May 8, 2015 with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 497 under the Securities Act of 1933 (SEC Accession No. 0000949377-15-000218); the Annual Report to Shareholders of various series of the Trust, including International Premier and European Small-Cap, for the fiscal year ended December 31, 2014 and dated March 6, 2015 (SEC Accession No. 0000949377-15-000148) as filed with the SEC (the “Annual Report”); and the Semiannual Report to Shareholders of various series of the Trust, including International Premier, European Small-Cap, and Global Value, for the six-month period ended June 30, 2015 and dated August 28, 2015 (SEC Accession No. 0000949377-15-000308) as filed with the SEC (the “Semiannual Report”).

For Royce European Small-Cap Fund: Incorporates by reference the SAI, the Annual Report, and the Semiannual Report.

For Royce Global Value Fund: Incorporates by reference the SAI, the Annual Report to Shareholders of various series of the Trust, including Global Value, for the fiscal year ended December 31, 2014 and dated March 6, 2015 (SEC Accession No. 0000949377-15-000148) as filed with the SEC (the “Global Value Annual Report”), and the Semiannual Report.

FINANCIAL STATEMENTS

This Reorganization SAI incorporates by reference (i) the Annual Report; (ii) the Global Value Annual Report; and (iii) the Semiannual Report, each of which has been filed with the SEC. Each of these reports contains historical financial information regarding International Premier, European Small-Cap, and Global Value. The financial statements therein, and the reports of the independent registered public accounting firm named therein, are incorporated herein by reference.

Unaudited pro forma financial statements of International Premier, European Small-Cap, and Global Value are provided on the following pages.

Each unaudited pro forma schedule of investments and each unaudited pro forma statement of assets and liabilities reflect financial positions as if a Reorganization or both Reorganizations had occurred on June 30, 2015. The unaudited pro forma statement of operations reflects expenses for the six-month period ended June 30, 2015. The pro forma financial statements give effect to one or both of the Reorganizations. Each proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments of each Target Fund is carried over to the Combined Fund. Neither Target Fund currently expects to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the relevant Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted.

Pro Forma Condensed Combined Schedule of Investments
Relating to European Small-Cap Reorganization as of June 30, 2015 (Unaudited)

		Royce International Premier Fund		Royce European Small-Cap Fund		ProForma Combined Royce International Premier Fund		Combined %of Net Assets

Security Display Name	Country	Shares	Market Value	Shares	Market Value	Shares	Market Value

Mayr-Melnhof Karton	Austria	1,800	203,382	4,500	508,455	6,300	711,837
Schoeller-Bleckmann Oilfield Equipment	Austria	-	-	3,500	211,604	3,500	211,604
Semperit AG Holding	Austria	-	-	6,500	268,121	6,500	268,121

			203,382		988,180		1,191,562	3.9%

CETIP - Mercados Organizados	Brazil	17,500	191,824	-	-	17,500	191,824
Totvs	Brazil	15,000	188,157	-	-	15,000	188,157

			379,981		-		379,981	1.2%

Inversiones La Construccion	Chile	9,000	100,802	-	-	9,000	100,802	0.3%

Globaltrans Investment GDR	Cyprus	-	-	72,200	342,950	72,200	342,950	1.1%

Coloplast Cl. B	Denmark	-	-	3,000	196,850	3,000	196,850
SimCorp	Denmark	2,500	99,561	-	-	2,500	99,561
Zealand Pharma	Denmark	-	-	12,000	198,150	12,000	198,150

			99,561		395,000		494,561	1.6%

Nokian Renkaat	Finland	5,000	156,692	12,500	391,730	17,500	548,422	1.8%

Altamir	France	-	-	20,000	232,781	20,000	232,781
Alten	France	-	-	6,000	278,701	6,000	278,701
Boiron	France	-	-	1,500	147,160	1,500	147,160
Gaztransport Et Technigaz	France	-	-	3,900	246,701	3,900	246,701
Interparfums	France	-	-	11,500	313,468	11,500	313,468
Lectra	France	-	-	20,000	285,402	20,000	285,402
Linedata Services	France	-	-	9,000	266,694	9,000	266,694
Manutan International	France	-	-	8,500	403,971	8,500	403,971
Neurones	France	-	-	15,000	249,503	15,000	249,503
Nexity	France	-	-	5,000	196,214	5,000	196,214
Parrot	France	-	-	3,000	134,551	3,000	134,551
Robertet	France	-	-	700	159,201	700	159,201
SEB	France	-	-	3,000	279,604	3,000	279,604
Tarkett	France	-	-	9,000	194,151	9,000	194,151
Thermador Groupe	France	1,700	142,162	4,953	414,194	6,653	556,356
Vetoquinol	France	-	-	9,200	381,546	9,200	381,546
Virbac	France	750	160,539	1,000	214,051	1,750	374,590

			302,701		4,397,893		4,700,594	15.3%

Amadeus Fire	Germany	-	-	2,500	222,970	2,500	222,970
Bertrandt	Germany	1,400	183,783	2,500	328,184	3,900	511,967
Carl Zeiss Meditec	Germany	8,000	203,973	-	-	8,000	203,973
Fielmann	Germany	1,300	88,364	2,750	186,924	4,050	275,288
Gerry Weber International	Germany	-	-	8,500	194,926	8,500	194,926
KWS Saat	Germany	500	166,392	1,000	332,783	1,500	499,175
STRATEC Biomedical	Germany	2,000	110,158	-	-	2,000	110,158
Takkt	Germany	-	-	12,000	219,536	12,000	219,536

			752,670		1,485,323		2,237,993	7.3%

Stella International Holdings	Hong Kong	30,000	71,598	-	-	30,000	71,598
Value Partners Group	Hong Kong	45,000	71,057	-	-	45,000	71,057

			142,655		-		142,655	0.5%

Bajaj Finance	India	3,300	282,324	-	-	3,300	282,324
Kewal Kiran Clothing	India	3,980	132,562	-	-	3,980	132,562
Motherson Sumi Systems	India	24,000	195,151	-	-	24,000	195,151

			610,037		-		610,037	2.0%

Azimut Holding	Italy	3,500	102,388	9,600	280,835	13,100	383,223
B&C Speakers	Italy	-	-	30,000	227,429	30,000	227,429
De’Longhi	Italy	-	-	8,000	183,371	8,000	183,371
DiaSorin	Italy	3,500	159,786	7,400	337,833	10,900	497,619
Recordati	Italy	8,200	171,956	12,500	262,129	20,700	434,085
Reply	Italy	-	-	2,000	204,352	2,000	204,352

			434,130		1,495,949		1,930,079	6.3%

		Royce International Premier Fund		Royce European Small-Cap Fund		ProForma Combined Royce International Premier Fund		Combined %of Net Assets

Security Display Name	Country	Shares	Market Value	Shares	Market Value	Shares	Market Value

Horiba	Japan	3,600	146,488	-	-	3,600	146,488
Meitec Corporation	Japan	5,200	193,749	-	-	5,200	193,749
MISUMI Group	Japan	13,000	184,614	-	-	13,000	184,614
TOTO	Japan	10,000	180,251	-	-	10,000	180,251
Trend Micro	Japan	4,500	154,063	-	-	4,500	154,063
USS	Japan	10,000	180,578	-	-	10,000	180,578

			1,039,743		-		1,039,743	3.4%

Brunel International	Netherlands	-	-	12,500	247,984	12,500	247,984	0.8%

Borregaard	Norway	-	-	35,000	247,754	35,000	247,754
Spectrum	Norway	-	-	35,000	142,402	35,000	142,402
TGS-NOPEC Geophysical	Norway	7,500	175,149	14,800	345,628	22,300	520,777

			175,149		735,784		910,933	3.0%

Laboratorios Farmaceuticos Rovi	Spain	-	-	12,000	187,429	12,000	187,429	0.6%

Addtech Cl. B	Sweden	-	-	27,500	418,810	27,500	418,810	1.4%

Belimo Holding	Switzerland	70	166,961	-	-	70	166,961
Burckhardt Compression Holding	Switzerland	425	161,031	-	-	425	161,031
Burkhalter Holding	Switzerland	1,050	122,413	2,000	233,167	3,050	355,580
Carlo Gavazzi Holding	Switzerland	-	-	1,400	343,954	1,400	343,954
Forbo Holding	Switzerland	155	184,352	-	-	155	184,352
Inficon Holding	Switzerland	450	153,778	-	-	450	153,778
Kaba Holding	Switzerland	250	148,805	-	-	250	148,805
Kardex	Switzerland	-	-	3,000	180,170	3,000	180,170
LEM Holding	Switzerland	260	199,807			260	199,807
Partners Group Holding	Switzerland	750	224,210			750	224,210
Schaffner Holding	Switzerland	-	-	1,100	262,367	1,100	262,367
VZ Holding	Switzerland	1,000	240,655	2,800	673,833	3,800	914,488
Zehnder Group	Switzerland	-	-	8,000	298,626	8,000	298,626

			1,602,012		1,992,117		3,594,129	11.7%

Abcam	United Kingdom	25,000	203,477	-	-	25,000	203,477
Ashmore Group	United Kingdom	25,000	113,601	95,000	431,685	120,000	545,286
AVEVA Group	United Kingdom	6,500	184,653	15,000	426,123	21,500	610,776
Brammer	United Kingdom	-	-	70,000	339,586	70,000	339,586
Circassia Pharmaceuticals	United Kingdom	-	-	20,000	92,075	20,000	92,075
Clarkson	United Kingdom	5,832	250,806	13,400	576,268	19,232	827,074
Consort Medical	United Kingdom	13,300	190,168	31,700	453,258	45,000	643,426
Diploma	United Kingdom	-	-	20,000	253,914	20,000	253,914
e2v technologies	United Kingdom	40,000	157,753	120,300	474,444	160,300	632,197
Elementis	United Kingdom	41,500	167,321	91,400	368,509	132,900	535,830
Fidessa Group	United Kingdom	5,200	185,879	-	-	5,200	185,879
Genus	United Kingdom	-	-	11,500	257,850	11,500	257,850
HellermannTyton Group	United Kingdom	35,000	189,069	100,000	540,196	135,000	729,265
HSS Hire Group	United Kingdom	-	-	60,000	126,800	60,000	126,800
ITE Group	United Kingdom	-	-	100,000	268,684	100,000	268,684
Jupiter Fund Management	United Kingdom	-	-	25,000	175,077	25,000	175,077
Kennedy Wilson Europe Real Estate	United Kingdom	-	-	17,170	306,474	17,170	306,474
Lakehouse	United Kingdom	-	-	80,000	119,415	80,000	119,415
Latchways	United Kingdom	16,000	197,349	33,700	415,666	49,700	613,015
Mears Group	United Kingdom	-	-	40,000	264,441	40,000	264,441
Polypipe Group	United Kingdom	-	-	97,900	417,636	97,900	417,636
Porvair	United Kingdom	-	-	55,000	267,898	55,000	267,898
Rotork	United Kingdom	30,000	109,642	50,000	182,736	80,000	292,378
Senior	United Kingdom	-	-	70,000	315,664	70,000	315,664
Spirax-Sarco Engineering	United Kingdom	2,300	122,619	3,000	159,938	5,300	282,557
Synthomer	United Kingdom	-	-	85,000	416,161	85,000	416,161
Treatt	United Kingdom	-	-	85,000	219,032	85,000	219,032
Trifast	United Kingdom	-	-	58,200	112,480	58,200	112,480
Victrex	United Kingdom	5,000	151,626	-	-	5,000	151,626
Xaar	United Kingdom	-	-	40,000	292,253	40,000	292,253

			2,223,963		8,274,263		10,498,226	34.2%

TOTAL COMMON STOCKS			8,223,478		21,353,412		29,576,890	96.4%

REPURCHASE AGREEMENT			782,000		1,273,000		2,055,000	6.7%

TOTAL INVESTMENTS			9,005,478		22,626,412		31,631,890	103.1%

LIABILITIES LESS CASH AND OTHER ASSETS			(614,355)		(340,841)		(955,196)	-3.1%

NET ASSETS			8,391,123		22,285,571		30,676,694	100.0%

Pro Forma Condensed Combined Statement of Assets and Liabilities
Relating to European Small-Cap Reorganization as of June 30, 2015 (Unaudited)

	Royce International	Royce European	Adjustments[1]	Pro Forma
	Premier Fund	Small-Cap Fund		Combined Royce International
				Premier Fund
ASSETS:
Investments at value	$8,223,478	$21,353,412	$-	$29,576,890
Repurchase agreements (at cost and value)	782,000	1,273,000	-	2,055,000
Cash and foreign currency	2,537	2,309	-	4,846
Receivable for investments sold	73,703	-	-	73,703
Receivable for capital shares sold	6,599	75,015	-	81,614
Receivable for dividends and interest	39,071	81,034	-	120,105
Prepaid expenses and other assets	126	278	-	404
Total Assets	9,127,514	22,785,048	-	31,912,562
LIABILITIES:
Payable for investments purchased	695,888	428,216	-	1,124,104
Payable for capital shares redeemed	3,204	-	-	3,204
Payable for investment advisory fees	4,066	20,062	-	24,128
Payable for trustees’ fees	192	447	-	639
Accrued expenses	25,864	50,752	-	76,616
Deferred capital gains tax	7,177	-	-	7,177
Total Liabilities	736,391	499,477	-	1,235,868
Net Assets	$8,391,123	$22,285,571	$-	$30,676,694
ANALYSIS OF NET ASSETS:
Paid-in capital	$7,892,892	$23,851,988	$-	$31,744,880
Undistributed net investment income (loss)	89,282	175,917	-	265,199
Accumulated net realized gain (loss) on investments and foreign currency	(708,412)	(2,392,302)	-	(3,100,714)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,117,361	649,968	-	1,767,329
Net Assets	$8,391,123	$22,285,571	$-	$30,676,694
Investment Class	$1,836,254	$2,629,734	$-	4,465,988
Service Class	6,554,869	19,655,837	-	26,210,706
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	185,372	288,558	(23,276)	450,654
Service Class	560,830	1,705,577	(24,259)	2,242,148
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$9.91	$9.11	$-	$9.91
Service Class[2]	11.69	11.52	-	11.69
Investments at identified cost	$7,101,268	$20,703,011	$-	$27,804,279

[1]
Reflects the change in shares of Royce International Premier Fund after giving effect to the distribution of shares of Royce International Premier Fund to Royce European Small-Cap shareholders as if the Reorganization had taken place on June 30, 2015.

[2]
Offering and redemption price per share; shares held less than 30 days may be subject to a 2% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.

Pro Forma Condensed Combined Statement of Operations
Relating to European Small-Cap Reorganization as of June 30, 2015 (Unaudited)

	Royce International	Royce European	Adjustments[1]	Pro Forma
	Premier Fund	Small-Cap Fund		Combined Royce International
				Premier Fund
INVESTMENT INCOME:
INCOME:
Dividends	$175,645	$429,193	$-	$604,838
Foreign withholding tax	(14,320)	(48,747)	-	(63,067)
Total income	161,325	380,446	-	541,771
EXPENSES:
Investment advisory fees	51,432	133,237	-	184,669
Distribution fees	5,824	23,909	-	29,733
Shareholder servicing	13,453	27,332	(7,962)	32,823
Shareholder reports	1,666	11,914	-	13,580
Custody	17,038	21,364	(5,650)	32,752
Registration	20,443	20,054	(20,054)	20,443
Audit	14,446	12,918	(12,918)	14,446
Administrative and office facilities	745	1,837	-	2,582
Trustees’ fees	288	694	-	982
Legal	55	137	-	192
Other expenses	631	887	(525)	993
Total expenses	126,021	254,283	(47,109)	333,195
Compensating balance credits	(2)	(10)	-	(12)
Fees waived by investment adviser and distributor	(25,827)	(18,159)	-	(43,986)
Expenses reimbursed by investment adviser	(35,141)	(58,763)	47,109	(46,795)
Net expenses	65,051	177,351	-	242,402
Net investment income (loss)	96,274	203,095	-	299,369
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	(68,015)	(1,988,528)	-	(2,056,543)
Foreign currency transactions	(7,194)	3,708	-	(3,486)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	1,063,154	4,028,207	-	5,091,361
Other assets and liabilities denominated in foreign currency	18,265	3,201	-	21,466
Net realized and unrealized gain (loss) on investments and foreign currency	1,006,210	2,046,588	-	3,052,798
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$1,102,484	$2,249,683	$-	$3,352,167

[1] Decrease due to the elimination of duplicate expenses achieved by merging the funds.

Notes to Pro Forma Combined Financial Statements Relating to
European Small-Cap Reorganization as of June 30, 2015 (Unaudited)

NOTE 1 – Basis of Combination:

At a meeting held on October 8, 2015, the Board approved International Premier and European Small-Cap entering into the Plan and the European Small-Cap Reorganization. The Plan provides for the transfer of all of assets of European Small-Cap to International Premier in exchange for International Premier’s assumption of all of the liabilities of European Small-Cap and International Premier’s issuance of shares of beneficial interest of International Premier (the “International Premier Shares”) to European Small-Cap. The International Premier Shares received by European Small-Cap in the proposed reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the European Small-Cap shares that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by European Small-Cap, on a pro rata basis, of the International Premier Shares to its shareholders in complete liquidation of European Small-Cap.

The European Small-Cap Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and the unaudited pro forma condensed combined statement of assets and liabilities reflect the financial position of European Small-Cap and International Premier at June 30, 2015 as if the European Small-Cap Reorganization had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of European Small-Cap and International Premier for the six-month period ended June 30, 2015 as if the European Small-Cap Reorganization had occurred on January 1, 2015. These statements have been derived from the books and records of European Small-Cap and International Premier utilized in calculating daily net asset values at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Completion of the European Small-Cap Reorganization as of June 30, 2015 would not have caused International Premier to violate any of its portfolio-level compliance tests. The historical cost of European Small-Cap’s investment securities will be carried forward to the Combined Fund. The fiscal year end for each of International Premier and European Small-Cap is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of European Small-Cap and International Premier included in, incorporated by reference into, the SAI. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the European Small-Cap Reorganization occurred on June 30, 2015 or January 1, 2015, as applicable. Following the European Small-Cap Reorganization, International Premier will be the legal and accounting survivor.

Royce will pay all fees and expenses resulting from the European Small-Cap Reorganization, including proxy solicitation costs and legal and audit fees. Those fees and expenses are estimated to be approximately $88,500. Any brokerage or other trading costs incurred by European Small-Cap or International Premier in connection with buying or selling portfolio securities prior to the European Small-Cap Reorganization will be borne by the relevant Fund and its shareholders. Any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the European Small-Cap Reorganization will be borne by the Combined Fund and its shareholders.

NOTE 2 – International Premier and European Small-Cap Valuation:

Securities are valued as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Each of European Small-Cap and International Premier values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Board, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the relevant Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular security will be the amount which the relevant Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. European Small-Cap and International Premier use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the investments of European Small-Cap and International Premier, as noted above. These inputs are summarized in the three broad levels below:

Level 1	-	quoted prices in active markets for identical securities.
Level 2	-
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	-
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the investments of European Small-Cap and International Premier as of June 30, 2015.

	Level 1	Level 2	Level 3	Total
Royce European Small-Cap Fund
Common Stocks	$21,353,412	-	-	$21,353,412
Cash Equivalents	-	$1,273,000	-	$1,273,000

Royce International Premier Fund
Common Stocks	$8,223,478	-	-	$8,223,478
Cash Equivalents	-	$782,000	-	$782,000

For the six-month period ended June 30, 2015, certain securities have transferred in and out of Level 1 and Level 2 measurements. Each of European Small-Cap and International Premier recognizes transfers between levels as of the end of the reporting period. At June 30, 2015, European Small-Cap and International Premier had securities transfer from Level 2 to Level 1 within the fair value hierarchy of $13,273,317 and $5,977,194, respectively.

NOTE 3 – Capital Shares:

As of June 30, 2015, each of European Small-Cap and International Premier only had Investment Class and Service Class shares outstanding. No Consultant Class, R Class, or K Class shares of International Premier will be distributed to European Small-Cap shareholders in connection with the European Small-Cap Reorganization.

The pro forma net asset value per share assumes the issuance of Investment Class and Service Class shares of International Premier that would have been issued at June 30, 2015 in connection with the proposed European Small-Cap Reorganization. The number of full and fractional shares of each Class of International Premier assumed to be issued is determined by dividing: (i) the aggregate value of the assets of European Small-Cap that are transferred to International Premier, net of all of the liabilities of European Small-Cap that are assumed to International Premier, by (ii) the net asset value of one share of the relevant Class of International Premier.

The pro forma number of shares outstanding, by Class, for International Premier consists of the following at June 30, 2015.

Class of Shares of International Premier	Shares of International Premier: Pre-European Small- Cap Reorganization	Additional Shares of International Premier Assumed Issued in European Small-Cap Reorganization	Total Outstanding Shares of International Premier: Post- European Small-Cap Reorganization
Investment Class	185,372	265,282	450,654
Service Class	560,830	1,681,318	2,242,148

NOTE 4 – Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the six-month period ended June 30, 2015, as adjusted, giving effect to the European Small-Cap Reorganization reflects changes in expenses of International Premier as if such Reorganization was consummated on January 1, 2015.

The contractual investment advisory fee rates for each of European Small-Cap and International Premier have changed during 2015 and will change effective January 1, 2016 as set forth below:

	January 1, 2015 through June 30, 2015	July 1, 2015 through December 31, 2015	Effective January 1, 2016
Investment Advisory Fee Rate for Royce European Small-Cap Fund	1.25% of first $2,000,000,000; 1.20% of next $2,000,000,000; 1.15% of next $2,000,000,000; and 1.10% of any additional average net assets	1.10% of first $2,000,000,000; 1.05% of next $2,000,000,000; 1.00% of next $2,000,000,000; and 0.95% of any additional average net assets	1.00% of first $2,000,000,000; 0.95% of next $2,000,000,000; 0.90% of next $2,000,000,000; and 0.85% of any additional average net assets
Investment Advisory Fee Rate for Royce International Premier Fund	1.25% of first $2,000,000,000; 1.20% of next $2,000,000,000; 1.15% of next $2,000,000,000; and 1.10% of any additional average net assets	1.10% of first $2,000,000,000; 1.05% of next $2,000,000,000; 1.00% of next $2,000,000,000; and 0.95% of any additional average net assets	1.00% of first $2,000,000,000; 0.95% of next $2,000,000,000; 0.90% of next $2,000,000,000; and 0.85% of any additional average net assets

The contractual expense caps for each of European Small-Cap and International Premier have changed during 2015 and will change effective January 1, 2016 as set forth below:

	January 1, 2015 through June 30, 2015	July 1, 2015 through December 31, 2015	Effective January 1, 2016
Contractual Expense Caps* for Royce European Small-Cap Fund and Related Expiration Dates
Investment Class	1.44% expiring April 30, 2016 1.74% expiring April 30, 2025	1.29% expiring April 30, 2016 1.74% expiring April 30, 2025	1.19% expiring December 31, 2016 1.74% expiring December 31, 2025
Service Class	1.69% expiring April 30, 2016 1.99% expiring April 30, 2025	1.54% expiring April 30, 2016 1.99% expiring April 30, 2025	1.44% expiring December 31, 2016 1.99% expiring December 31, 2025
Contractual Expense Caps* for Royce International Premier Fund and Related Expiration Dates
Investment Class	1.44% expiring April 30, 2016 1.74% expiring April 30, 2025	1.29% expiring April 30, 2016 1.74% expiring April 30, 2025	1.19% expiring December 31, 2016 1.74% expiring December 31, 2025
Service Class	1.69% expiring April 30, 2016 1.99% expiring April 30, 2025	1.54% expiring April 30, 2016 1.99% expiring April 30, 2025	1.44% expiring December 31, 2016 1.99% expiring December 31, 2025

* Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain each Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below the amount set forth above for the periods set forth above.

NOTE 5 – Federal Income Taxes:

Each of European Small-Cap and International Premier has elected to be taxed as a “regulated investment company” under the Code. If the European Small-Cap Reorganization is consummated, unless it determines such qualification is no longer in the best interest of shareholders, International Premier will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, European Small-Cap will make any required income or capital gain distributions prior to consummation of the European Small-Cap Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Post European Small-Cap Reorganization, the Combined Fund’s ability to use the capital loss carryforwards of European Small-Cap and International Premier to offset the Combined Fund’s capital gains, if any, and the use of certain other tax attributes may be limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by European Small-Cap would have included in the absence of a Reorganization, thereby reducing the after-tax investment returns of former European Small-Cap shareholders. As of December 31, 2014, neither European Small-Cap nor International Premier had any capital loss carryforwards from prior years. During the period November 1, 2014 to December 31, 2014, $235,153 and $553,164 in capital losses were realized and carried over to 2015 by European Small-Cap and International Premier, respectively.

Pro Forma Condensed Combined Schedule of Investments
Relating to Global Value Reorganization as of June 30, 2015 (Unaudited)

		Royce International Premier Fund		Royce Global Value Fund		ProForma Combined Royce International Premier Fund		Combined % of Net Assets

Security Display Name	Country	Shares	Market Value	Shares	Market Value	Shares	Market Value

TFS Corporation	Australia	-	-	395,400	489,639	395,400	489,639	0.6%

Mayr-Melnhof Karton	Austria	1,800	203,382	7,000	790,930	8,800	994,312	1.3%

Lazard Cl. A	Bermuda	-	-	3,200	179,968	3,200	179,968	0.2%

CETIP - Mercados Organizados	Brazil	17,500	191,824	90,000	986,523	107,500	1,178,347
MAHLE Metal Leve	Brazil	-	-	83,700	576,109	83,700	576,109
Totvs	Brazil	15,000	188,157	80,100	1,004,760	95,100	1,192,917

			379,981		2,567,392		2,947,373	3.7%

Absolute Software	Canada	-	-	16,200	116,604	16,200	116,604
Gildan Activewear	Canada	-	-	5,500	182,820	5,500	182,820
Magellan Aerospace	Canada	-	-	109,100	1,490,189	109,100	1,490,189
MTY Food Group	Canada	-	-	15,100	400,410	15,100	400,410
Richelieu Hardware	Canada	-	-	9,800	492,981	9,800	492,981
Ritchie Bros. Auctioneers	Canada	-	-	19,900	555,608	19,900	555,608

			-		3,238,612		3,238,612	4.1%

Inversiones La Construccion	Chile	9,000	100,802	60,100	673,131	69,100	773,933
Sonda	Chile	-	-	155,400	325,495	155,400	325,495

			100,802		998,626		1,099,428	1.4%

AAC Technologies Holdings	China	-	-	30,000	169,708	30,000	169,708
E-House (China) Holdings ADR	China	-	-	77,500	520,800	77,500	520,800
Haitian International Holdings	China	-	-	167,000	384,346	167,000	384,346
Xtep International Holdings	China	-	-	1,358,800	494,329	1,358,800	494,329

			-		1,569,183		1,569,183	2.0%

Globaltrans Investment GDR	Cyprus	-	-	115,800	550,050	115,800	550,050	0.7%

SimCorp	Denmark	2,500	99,561	-	-	2,500	99,561	0.1%

Nokian Renkaat	Finland	5,000	156,692	15,000	470,076	20,000	626,768	0.8%

Alten	France	-	-	11,100	515,598	11,100	515,598
Lectra	France	-	-	21,310	304,095	21,310	304,095
Nexity	France	-	-	7,700	302,169	7,700	302,169
Technicolor	France	-	-	81,400	530,880	81,400	530,880
Thermador Groupe	France	1,700	142,162	3,100	259,237	4,800	401,399
Virbac	France	750	160,539	1,350	288,969	2,100	449,508

			302,701		2,200,948		2,503,649	3.2%

Aurelius	Germany	-	-	8,561	365,973	8,561	365,973
Bertrandt	Germany	1,400	183,783	950	124,710	2,350	308,493
Carl Zeiss Meditec	Germany	8,000	203,973	29,000	739,402	37,000	943,375
CompuGroup Medical	Germany	-	-	7,300	255,424	7,300	255,424
Fielmann	Germany	1,300	88,364	2,450	166,532	3,750	254,896
GFT Technologies	Germany	-	-	9,300	191,913	9,300	191,913
KWS Saat	Germany	500	166,392	1,100	366,061	1,600	532,453
Nemetschek	Germany	-	-	8,000	257,486	8,000	257,486
STRATEC Biomedical	Germany	2,000	110,158	2,000	110,158	4,000	220,316

			752,670		2,577,659		3,330,329	4.2%

I.T	Hong Kong	-	-	1,531,000	576,726	1,531,000	576,726
New World Department Store China	Hong Kong	-	-	3,843,400	1,031,313	3,843,400	1,031,313
Pacific Textiles Holdings	Hong Kong	-	-	295,000	471,906	295,000	471,906
Stella International Holdings	Hong Kong	30,000	71,598	-	-	30,000	71,598
Television Broadcasts	Hong Kong	-	-	98,100	581,522	98,100	581,522
Texwinca Holdings	Hong Kong	-	-	208,000	220,838	208,000	220,838
Value Partners Group	Hong Kong	45,000	71,057	612,600	967,319	657,600	1,038,376

			142,655		3,849,624		3,992,279	5.0%

Apollo Tyres	India	-	-	100,000	266,960	100,000	266,960
Bajaj Finance	India	3,300	282,324	7,500	641,645	10,800	923,969
Kewal Kiran Clothing	India	3,980	132,562	-	-	3,980	132,562
Motherson Sumi Systems	India	24,000	195,151	22,500	182,954	46,500	378,105

			610,037		1,091,559		1,701,596	2.2%

Selamat Sempurna	Indonesia	-	-	792,700	274,390	792,700	274,390	0.3%

		Royce International Premier Fund		Royce Global Value Fund		ProForma Combined Royce International Premier Fund		Combined % of Net Assets

Security Display Name	Country	Shares	Market Value	Shares	Market Value	Shares	Market Value

Azimut Holding	Italy	3,500	102,388	4,000	117,015	7,500	219,403
DiaSorin	Italy	3,500	159,786	2,700	123,263	6,200	283,049
Recordati	Italy	8,200	171,956	9,000	188,733	17,200	360,689

			434,130		429,011		863,141	1.1%

EPS Holdings	Japan	-	-	45,100	547,236	45,100	547,236
GCA Savvian	Japan	-	-	50,000	620,991	50,000	620,991
Horiba	Japan	3,600	146,488	7,500	305,184	11,100	451,672
Itoki Corporation	Japan	-	-	52,700	300,995	52,700	300,995
Leopalace21 Corporation	Japan	-	-	82,400	505,637	82,400	505,637
Meitec Corporation	Japan	5,200	193,749	12,500	465,743	17,700	659,492
Miraca Holdings	Japan	-	-	5,400	270,033	5,400	270,033
MISUMI Group	Japan	13,000	184,614	41,000	582,245	54,000	766,859
Namura Shipbuilding	Japan	-	-	35,300	302,856	35,300	302,856
Nihon Kohden	Japan	-	-	2,600	64,371	2,600	64,371
Nishikawa Rubber	Japan	-	-	17,000	275,034	17,000	275,034
Obara Group	Japan	-	-	18,000	967,766	18,000	967,766
SPARX Group	Japan	-	-	226,300	475,214	226,300	475,214
Sun Frontier Fudousan	Japan	-	-	34,400	278,832	34,400	278,832
Tokai Tokyo Financial Holdings	Japan	-	-	56,400	410,609	56,400	410,609
TOTO	Japan	10,000	180,251	30,200	544,358	40,200	724,609
Trancom	Japan	-	-	6,600	360,779	6,600	360,779
Trend Micro	Japan	4,500	154,063	9,000	308,126	13,500	462,189
USS	Japan	10,000	180,578	40,000	722,311	50,000	902,889
Zuiko Corporation	Japan	-	-	7,500	258,610	7,500	258,610

			1,039,743		8,566,930		9,606,673	12.1%

CB Industrial Product Holding	Malaysia	-	-	400,000	212,033	400,000	212,033	0.3%

Industrias Bachoco ADR	Mexico	-	-	9,700	524,867	9,700	524,867	0.7%

Lucas Bols Holding BV	Netherlands	-	-	11,937	230,161	11,937	230,161	0.3%

Borregaard	Norway	-	-	34,000	240,675	34,000	240,675
TGS-NOPEC Geophysical	Norway	7,500	175,149	35,000	817,364	42,500	992,513
Tomra Systems	Norway	-	-	37,400	342,257	37,400	342,257

			175,149		1,400,296		1,575,445	2.0%

Lewis Group	South Africa	-	-	87,500	709,077	87,500	709,077
Nampak	South Africa	-	-	28,200	78,323	28,200	78,323

			-		787,400		787,400	1.0%

Huvis Corporation	South Korea	-	-	27,200	264,575	27,200	264,575	0.3%

Atento	Spain	-	-	38,400	552,192	38,400	552,192	0.7%

Belimo Holding	Switzerland	70	166,961	95	226,590	165	393,551
Burckhardt Compression Holding	Switzerland	425	161,031	500	189,449	925	350,480
Burkhalter Holding	Switzerland	1,050	122,413	1,400	163,217	2,450	285,630
Forbo Holding	Switzerland	155	184,352	250	297,342	405	481,694
Garmin	Switzerland	-	-	11,400	500,802	11,400	500,802
Inficon Holding	Switzerland	450	153,778	400	136,692	850	290,470
Kaba Holding	Switzerland	250	148,805	-	-	250	148,805
LEM Holding	Switzerland	260	199,807	190	146,013	450	345,820
Partners Group Holding	Switzerland	750	224,210	1,000	298,946	1,750	523,156
VZ Holding	Switzerland	1,000	240,655	4,300	1,034,815	5,300	1,275,470

			1,602,012		2,993,866		4,595,878	5.8%

Flytech Technology	Taiwan	-	-	95,600	381,105	95,600	381,105
Kinik Company	Taiwan	-	-	147,100	280,331	147,100	280,331
Makalot Industrial	Taiwan	-	-	35,100	302,032	35,100	302,032
Parade Technologies	Taiwan	-	-	17,300	201,851	17,300	201,851
Taiwan Paiho	Taiwan	-	-	117,100	330,185	117,100	330,185

			-		1,495,504		1,495,504	1.9%

Abcam	United Kingdom	25,000	203,477	85,000	691,821	110,000	895,298
Ashmore Group	United Kingdom	25,000	113,601	150,000	681,608	175,000	795,209
AVEVA Group	United Kingdom	6,500	184,653	20,500	582,368	27,000	767,021
Brammer	United Kingdom	-	-	26,000	126,132	26,000	126,132
Clarkson	United Kingdom	5,832	250,806	31,500	1,354,661	37,332	1,605,467
Consort Medical	United Kingdom	13,300	190,168	20,000	285,968	33,300	476,136
e2v technologies	United Kingdom	40,000	157,753	75,000	295,788	115,000	453,541
Elementis	United Kingdom	41,500	167,321	50,000	201,591	91,500	368,912
EMIS Group	United Kingdom	-	-	39,200	567,887	39,200	567,887
Fidessa Group	United Kingdom	5,200	185,879	10,000	357,459	15,200	543,338

		Royce International Premier Fund		Royce Global Value Fund		ProForma Combined Royce International Premier Fund		Combined % of Net Assets

Security Display Name	Country	Shares	Market Value	Shares	Market Value	Shares	Market Value

HellermannTyton Group	United Kingdom	35,000	189,069	149,000	804,892	184,000	993,961
Kennedy Wilson Europe Real Estate	United Kingdom	-	-	8,865	158,235	8,865	158,235
Latchways	United Kingdom	16,000	197,349	-	-	16,000	197,349
Rotork	United Kingdom	30,000	109,642	180,000	657,851	210,000	767,493
Spirax-Sarco Engineering	United Kingdom	2,300	122,619	3,000	159,938	5,300	282,557
Synthomer	United Kingdom	-	-	135,000	660,962	135,000	660,962
Victrex	United Kingdom	5,000	151,626	7,500	227,438	12,500	379,064
Zeal Network	United Kingdom	-	-	4,500	211,108	4,500	211,108

			2,223,963		8,025,707		10,249,670	13.0%

Advance Auto Parts	United States	-	-	800	127,432	800	127,432
AGCO Corporation	United States	-	-	5,700	323,646	5,700	323,646
Alleghany Corporation	United States	-	-	775	363,289	775	363,289
Anixter International	United States	-	-	9,100	592,865	9,100	592,865
ANSYS	United States	-	-	2,600	237,224	2,600	237,224
Applied Industrial Technologies	United States	-	-	3,300	130,845	3,300	130,845
Artisan Partners Asset Management Cl. A	United States	-	-	11,200	520,352	11,200	520,352
Badger Meter	United States	-	-	1,000	63,490	1,000	63,490
Bed Bath & Beyond	United States	-	-	4,800	331,104	4,800	331,104
Blackstone Group L.P.	United States	-	-	4,000	163,480	4,000	163,480
BorgWarner	United States	-	-	5,300	301,252	5,300	301,252
Cal-Maine Foods	United States	-	-	6,100	318,420	6,100	318,420
Capella Education	United States	-	-	1,400	75,138	1,400	75,138
Carlisle Companies	United States	-	-	6,500	650,780	6,500	650,780
Carter’s	United States	-	-	1,400	148,820	1,400	148,820
Coherent	United States	-	-	4,800	304,704	4,800	304,704
Copart	United States	-	-	5,100	180,948	5,100	180,948
Core-Mark Holding Company	United States	-	-	2,200	130,350	2,200	130,350
Diodes	United States	-	-	3,500	84,385	3,500	84,385
Dollar Tree	United States	-	-	8,200	647,718	8,200	647,718
Dorman Products	United States	-	-	700	33,362	700	33,362
Drew Industries	United States	-	-	11,000	638,220	11,000	638,220
DST Systems	United States	-	-	2,700	340,146	2,700	340,146
Dun & Bradstreet	United States	-	-	500	61,000	500	61,000
E*TRADE Financial	United States	-	-	6,900	206,655	6,900	206,655
Equifax	United States	-	-	1,200	116,508	1,200	116,508
Evercore Partners Cl. A	United States	-	-	1,000	53,960	1,000	53,960
Fenix Parts	United States	-	-	8,500	85,170	8,500	85,170
GATX Corporation	United States	-	-	2,100	111,615	2,100	111,615
Genesee & Wyoming Cl. A	United States	-	-	2,500	190,450	2,500	190,450
Gentex Corporation	United States	-	-	10,000	164,200	10,000	164,200
IHS Cl. A	United States	-	-	1,300	167,219	1,300	167,219
Jones Lang LaSalle	United States	-	-	1,600	273,600	1,600	273,600
Kaiser Aluminum	United States	-	-	400	33,232	400	33,232
Kennedy-Wilson Holdings	United States	-	-	23,800	585,242	23,800	585,242
Lam Research	United States	-	-	1,100	89,485	1,100	89,485
ManpowerGroup	United States	-	-	10,100	902,738	10,100	902,738
Media General	United States	-	-	2,600	42,952	2,600	42,952
Mentor Graphics	United States	-	-	4,700	124,221	4,700	124,221
Minerals Technologies	United States	-	-	10,900	742,617	10,900	742,617
Mohawk Industries	United States	-	-	1,800	343,620	1,800	343,620
Monro Muffler Brake	United States	-	-	700	43,512	700	43,512
Mueller Industries	United States	-	-	3,200	111,104	3,200	111,104
National Instruments	United States	-	-	5,200	153,192	5,200	153,192
NVR	United States	-	-	100	134,000	100	134,000
Premier Cl. A	United States	-	-	2,800	107,688	2,800	107,688
Quaker Chemical	United States	-	-	2,500	222,100	2,500	222,100
RBC Bearings	United States	-	-	300	21,528	300	21,528
Reliance Steel & Aluminum	United States	-	-	8,900	538,272	8,900	538,272
Rogers Corporation	United States	-	-	1,600	105,824	1,600	105,824
Sanderson Farms	United States	-	-	3,100	232,996	3,100	232,996
SEI Investments	United States	-	-	6,700	328,501	6,700	328,501
Sensient Technologies	United States	-	-	3,800	259,692	3,800	259,692
Sotheby’s	United States	-	-	4,700	212,628	4,700	212,628
Standard Motor Products	United States	-	-	14,263	500,917	14,263	500,917
Sun Hydraulics	United States	-	-	3,700	141,007	3,700	141,007
Thor Industries	United States	-	-	13,700	771,036	13,700	771,036
Towers Watson & Co. Cl. A	United States	-	-	2,100	264,180	2,100	264,180
UGI Corporation	United States	-	-	9,500	327,275	9,500	327,275
Valmont Industries	United States	-	-	7,000	832,090	7,000	832,090
Valspar Corporation (The)	United States	-	-	700	57,274	700	57,274
Waste Connections	United States	-	-	3,500	164,920	3,500	164,920
Waters Corporation	United States	-	-	1,300	166,894	1,300	166,894

		Royce International Premier Fund		Royce Global Value Fund		ProForma Combined Royce International Premier Fund		Combined % of Net Assets

Security Display Name	Country	Shares	Market Value	Shares	Market Value	Shares	Market Value

Westlake Chemical	United States	-	-	9,000	617,310	9,000	617,310
Westwood Holdings Group	United States	-	-	4,200	250,194	4,200	250,194
World Fuel Services	United States	-	-	3,500	167,825	3,500	167,825

			-		17,734,413		17,734,413	22.4%

TOTAL COMMON STOCKS			8,223,478		64,065,611		72,289,089	91.4%

REPURCHASE AGREEMENT			782,000		5,874,000		6,656,000	8.4%

TOTAL INVESTMENTS			9,005,478		69,939,611		78,945,089	99.8%

LIABILITIES LESS CASH AND OTHER ASSETS/CASH AND OTHER ASSETS LESS LIABILITIES			(614,355)		755,529		141,174	0.2%

NET ASSETS			8,391,123		70,695,140		79,086,263	100.0%

Pro Forma Condensed Combined Statement of Assets and Liabilities
Relating to Global Value Reorganization as of June 30, 2015 (Unaudited)

	Royce International	Royce Global	Adjustments[1]	Pro Forma
	Premier Fund	Value Fund		Combined Royce
				International
				Premier Fund
ASSETS:
Investments at value	$8,223,478	$64,065,611	$-	$72,289,089
Repurchase agreements (at cost and value)	782,000	5,874,000	-	6,656,000
Cash and foreign currency	2,537	307,193	-	309,730
Receivable for investments sold	73,703	722,666	-	796,369
Receivable for capital shares sold	6,599	23,173	-	29,772
Receivable for dividends and interest	39,071	293,926	-	332,997
Prepaid expenses and other assets	126	204	-	330
Total Assets	9,127,514	71,286,773	-	80,414,287
LIABILITIES:
Payable for investments purchased	695,888	75,042	-	770,930
Payable for capital shares redeemed	3,204	317,222	-	320,426
Payable for investment advisory fees	4,066	73,658	-	77,724
Payable for trustees’ fees	192	3,550	-	3,742
Accrued expenses	25,864	122,161	-	148,025
Deferred capital gains tax	7,177	-	-	7,177
Total Liabilities	736,391	591,633	-	1,328,024
Net Assets	$8,391,123	$70,695,140	$-	$79,086,263
ANALYSIS OF NET ASSETS:
Paid-in capital	$7,892,892	$141,066,289	$-	$148,959,181
Undistributed net investment income (loss)	89,282	439,301	-	528,583
Accumulated net realized gain (loss) on investments and foreign currency	(708,412)	(72,299,373)	-	(73,007,785)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,117,361	1,488,923	-	2,606,284
Net Assets	$8,391,123	$70,695,140	$-	$79,086,263
Investment Class	$1,836,254	$34,188,745	$-	36,024,999
Service Class	6,554,869	25,054,308	-	31,609,177
Consultant Class		11,302,854	-	11,302,854
R Class		124,902	-	124,902
K Class		24,331	-	24,331
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	185,372	2,522,592	927,252	3,635,216
Service Class	560,830	1,839,859	303,261	2,703,950
Consultant Class		842,229	-	842,229
R Class		12,503	-	12,503
K Class		2,431	-	2,431
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$9.91	$13.55	$-	$9.91
Service Class[2]	11.69	13.62	-	11.69
Consultant Class[3]		13.42	-	13.42
R Class[4]		9.99	-	9.99
K Class[4]		10.01	-	10.01
Investments at identified cost	$7,101,268	$62,546,125	$-	$69,647,393

[1]
Reflects the change in shares of Royce International Premier Fund after giving effect to the distribution of shares of Royce International Premier Fund to Royce Global Value Fund shareholders as if the Reorganization had taken place on June 30, 2015.

[2]
Offering and redemption price per share; shares held less than 30 days may be subject to a 2% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.

[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[4]	Offering and redemption price per share.

Pro Forma Condensed Combined Statement of Operations
Relating to Global Value Reorganization as of June 30, 2015 (Unaudited)

	Royce International	Royce Global	Adjustments[1]	Pro Forma
	Premier Fund	Value Fund		Combined Royce
				International
INVESTMENT INCOME:				Premier Fund
INCOME:
Dividends	$175,645	$1,155,091	$-	$1,330,736
Foreign withholding tax	(14,320)	(94,575)	-	(108,895)
Securities lending	-	71	-	71
Total income	161,325	1,060,587	-	1,221,912
EXPENSES:
Investment advisory fees	51,432	491,523	-	542,955
Distribution fees	5,824	113,588	-	119,412
Shareholder servicing	13,453	105,546	(6,450)	112,549
Shareholder reports	1,666	26,912	-	28,578
Custody	17,038	50,626	(5,650)	62,014
Registration	20,443	35,256	(20,443)	35,256
Audit	14,446	17,508	(14,446)	17,508
Administrative and office facilities	745	10,095	-	10,840
Trustees’ fees	288	4,301	-	4,589
Legal	55	734	-	789
Other expenses	631	4,039	(525)	4,145
Total expenses	126,021	860,128	(47,514)	938,635
Compensating balance credits	(2)	(44)	-	(46)
Fees waived by investment adviser and distributor	(25,827)	(11,696)	-	(37,523)
Expenses reimbursed by investment adviser	(35,141)	(168,103)	47,514	(155,730)
Net expenses	65,051	680,285	-	745,336
Net investment income (loss)	96,274	380,302	-	476,576
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	(68,015)	1,273,580	-	1,205,565
Foreign currency transactions	(7,194)	(45,554)	-	(52,748)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	1,063,154	4,084,452	-	5,147,606
Other assets and liabilities denominated in foreign currency	18,265	(9,913)	-	8,352
Net realized and unrealized gain (loss) on investments and foreign currency	1,006,210	5,302,565	-	6,308,775
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$1,102,484	$5,682,867	$-	$6,785,351

[1]	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

Notes to Pro Forma Combined Financial Statements Relating to
Global Value Reorganization as of June 30, 2015 (Unaudited)

NOTE 1 – Basis of Combination:

At a meeting held on October 8, 2015, the Board approved International Premier and Global Value entering into the Plan and the Global Value Reorganization. The Plan provides for the transfer of all of assets of Global Value to International Premier in exchange for International Premier’s assumption of all of the liabilities of Global Value and International Premier’s issuance of shares of beneficial interest of International Premier (the “International Premier Shares”) to Global Value. The International Premier Shares received by Global Value in the proposed reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the Global Value shares that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by Global Value, on a pro rata basis, of the International Premier Shares to its shareholders in complete liquidation of Global Value.

The Global Value Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and the unaudited pro forma condensed combined statement of assets and liabilities reflect the financial position of Global Value and International Premier at June 30, 2015 as if the Global Value Reorganization had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of Global Value and International Premier for the six-month period ended June 30, 2015 as if the Global Value Reorganization had occurred on January 1, 2015. These statements have been derived from the books and records of Global Value and International Premier utilized in calculating daily net asset values at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Completion of the Global Value Reorganization as of June 30, 2015 would not have caused International Premier to violate any of its portfolio-level compliance tests. The historical cost of Global Value’s investment securities will be carried forward to the Combined Fund. The fiscal year end for each of International Premier and Global Value is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Global Value and International Premier included in, incorporated by reference into, the SAI. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Global Value Reorganization occurred on June 30, 2015 or January 1, 2015, as applicable. Following the Global Value Reorganization, International Premier will be the legal and accounting survivor.

Royce will pay all fees and expenses resulting from the Global Value Reorganization, including proxy solicitation costs and legal and audit fees. Those fees and expenses are estimated to be approximately $111,500. Any brokerage or other trading costs incurred by Global Value or International Premier in connection with buying or selling portfolio securities prior to the Global Value Reorganization will be borne by the relevant Fund and its shareholders. Any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Global Value Reorganization will be borne by the Combined Fund and its shareholders.

NOTE 2 – International Premier and Global Value Valuation:

Securities are valued as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Each of Global Value and International Premier values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Board, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the relevant Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular security will be the amount which the relevant Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. Global Value and International Premier use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the investments of Global Value and International Premier, as noted above. These inputs are summarized in the three broad levels below:

Level 1 -	quoted prices in active markets for identical securities.
Level 2 -
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 -
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the investments of Global Value and International Premier as of June 30, 2015.

	Level 1	Level 2	Level 3	Total
Royce Global Value Fund
Common Stocks	$64,065,611	-	-	$64,065,611
Cash Equivalents	-	$5,874,000	-	$5,874,000

Royce International Premier Fund
Common Stocks	$8,223,478	-	-	$8,223,478
Cash Equivalents	-	$782,000	-	$782,000

For the six-month period ended June 30, 2015, certain securities have transferred in and out of Level 1 and Level 2 measurements. Each of Global Value and International Premier recognizes transfers between levels as of the end of the reporting period. At June 30, 2015, Global Value and International Premier had securities transfer from Level 2 to Level 1 within the fair value hierarchy of $30,021,085 and $5,977,194, respectively.

NOTE 3 – Capital Shares:

As of June 30, 2015, International Premier only had Investment Class and Service Class shares outstanding while Global Value had Investment Class, Service Class, Consultant Class, R Class, and K Class shares outstanding.

The pro forma net asset value per share assumes the issuance of Investment Class, Service Class, Consultant Class, R Class, and K Class shares of International Premier that would have been issued at June 30, 2015 in connection with the proposed Global Value Reorganization. The number of full and fractional shares of each Class of International Premier assumed to be issued is determined by dividing: (i) the aggregate value of the assets of Global Value that are transferred to International Premier, net of all of the liabilities of Global Value that are assumed to International Premier, by (ii) the net asset value of one share of the relevant Class of International Premier.

The pro forma number of shares outstanding, by Class, for International Premier consists of the following at June 30, 2015.

Class of Shares of International Premier	Shares of International Premier: Pre-Global Value Reorganization	Additional Shares of International Premier Assumed Issued in Global Value Reorganization	Total Outstanding Shares of International Premier: Post-Global Value Reorganization
Investment Class	185,372	3,449,844	3,635,216
Service Class	560,830	2,143,120	2,703,950
Consultant Class(1)	-	842,229	842,229
R Class(1)	-	12,503	12,503
K Class(1)	-	2,431	2,431

(1) As of June 30, 2015, International Premier did not have any outstanding shares for this share class.

NOTE 4 – Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the six-month period ended June 30, 2015, as adjusted, giving effect to the Global Value Reorganization reflects changes in expenses of International Premier as if such Reorganization was consummated on January 1, 2015.

The contractual investment advisory fee rates for each of Global Value and International Premier have changed during 2015 and will change effective January 1, 2016 as set forth below:

	January 1, 2015 through June 30, 2015	July 1, 2015 through December 31, 2015	Effective January 1, 2016
Investment Advisory Fee Rate for Royce Global Value Fund	1.25% of first $2,000,000,000; 1.20% of next $2,000,000,000; 1.15% of next $2,000,000,000; and 1.10% of any additional average net assets	1.10% of first $2,000,000,000; 1.05% of next $2,000,000,000; 1.00% of next $2,000,000,000; and 0.95% of any additional average net assets	1.00% of first $2,000,000,000; 0.95% of next $2,000,000,000; 0.90% of next $2,000,000,000; and 0.85% of any additional average net assets
Investment Advisory Fee Rate for Royce International Premier Fund	1.25% of first $2,000,000,000; 1.20% of next $2,000,000,000; 1.15% of next $2,000,000,000; and 1.10% of any additional average net assets	1.10% of first $2,000,000,000; 1.05% of next $2,000,000,000; 1.00% of next $2,000,000,000; and 0.95% of any additional average net assets	1.00% of first $2,000,000,000; 0.95% of next $2,000,000,000; 0.90% of next $2,000,000,000; and 0.85% of any additional average net assets

The contractual expense caps for each of Global Value and International Premier have changed during 2015 and will change effective January 1, 2016 as set forth below:

	January 1, 2015 through June 30, 2015	July 1, 2015 through December 31, 2015	Effective January 1, 2016
Contractual Expense Caps* for Royce Global Value Fund and Related Expiration Dates
Investment Class	1.44% expiring April 30, 2016 1.99% expiring April 30, 2021	1.29% expiring April 30, 2016 1.99% expiring April 30, 2021	1.19% expiring December 31, 2016 1.99% expiring December 31, 2021
Service Class	1.69% expiring April 30, 2016 1.99% expiring April 30, 2018	1.54% expiring April 30, 2016 1.99% expiring April 30, 2018	1.44% expiring December 31, 2016 1.99% expiring December 31, 2018
Consultant Class	2.44% expiring April 30, 2016	2.29% expiring April 30, 2016	2.19% expiring December 31, 2016
R Class	1.99% expiring April 30, 2016 1.99% expiring April 30, 2025	1.84% expiring April 30, 2016 1.99% expiring April 30, 2025	1.74% expiring December 31, 2016 1.99% expiring December 31, 2025
K Class	1.74% expiring April 30, 2016 1.99% expiring April 30, 2025	1.59% expiring April 30, 2016 1.99% expiring April 30, 2025	1.49% expiring December 31, 2016 1.99% expiring December 31, 2025
Contractual Expense Caps* for Royce International Premier Fund and Related Expiration Dates
Investment Class	1.44% expiring April 30, 2016 1.74% expiring April 30, 2025	1.29% expiring April 30, 2016 1.74% expiring April 30, 2025	1.19% expiring December 31, 2016 1.74% expiring December 31, 2025
Service Class	1.69% expiring April 30, 2016 1.99% expiring April 30, 2025	1.54% expiring April 30, 2016 1.99% expiring April 30, 2025	1.44% expiring December 31, 2016 1.99% expiring December 31, 2025

* Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain each Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below the amount set forth above for the periods set forth above.

NOTE 5 – Federal Income Taxes:

Each of Global Value and International Premier has elected to be taxed as a “regulated investment company” under the Code. If the Global Value Reorganization is consummated, unless it determines such qualification is no longer in the best interest of shareholders, International Premier will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, Global Value will make any required income or capital gain distributions prior to consummation of the Global Value Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. As of December 31, 2014, Global Value had substantial capital loss carryforwards, including $7,981,106 in capital loss carryforwards expiring on December 31, 2017 (the “Global Value Expiring Losses”) and capital loss carryforwards without expiration of $32,992,507. In addition, $31,995,687 were realized during the period November 1, 2014 to December 31, 2014 and carried over to 2015 by Global Value. These carryover capital losses are collectively referred to herein as the “Global Value Capital Losses.” As of December 31, 2014, International Premier did not have any capital loss carryforwards from prior years. During the period November 1, 2014 to December 31, 2014, $553,164 in capital losses were realized and carried over to 2015 by International Premier.

The Global Value Reorganization is expected to accelerate the expiration of the Global Value Expiring Losses by one taxable year. Additionally, because Global Value may experience an “ownership change” within the meaning of the Code as a result of the completion of one or both of the Reorganizations, the Combined Fund’s ability to use the Global Value Capital Losses and the capital loss carryovers of International Premier and any net built-in losses and certain tax attributes after such Reorganization as described above, may be substantially limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by Global Value would have included in the absence of a Reorganization, thereby reducing the after-tax investment returns of former Global Value shareholders.

Pro Forma Condensed Combined Schedule of Investments
Relating to Both Reorganizations as of June 30, 2015 (Unaudited)

		Royce International Premier Fund		Royce European Small-Cap Fund		Royce Global Value Fund		ProForma Combined Royce International Premier Fund		Combined % of Net Assets

Security Display Name	Country	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value

TFS Corporation	Australia	-	-	-	-	395,400	489,639	395,400	489,639	0.5%

Mayr-Melnhof Karton	Austria	1,800	203,382	4,500	508,455	7,000	790,930	13,300	1,502,767
Schoeller-Bleckmann Oilfield Equipment	Austria	-	-	3,500	211,604	-	-	3,500	211,604
Semperit AG Holding	Austria	-	-	6,500	268,121	-	-	6,500	268,121

			203,382		988,180		790,930		1,982,492	1.9%

Lazard Cl. A	Bermuda	-	-	-	-	3,200	179,968	3,200	179,968	0.2%

CETIP - Mercados Organizados	Brazil	17,500	191,824	-	-	90,000	986,523	107,500	1,178,347
MAHLE Metal Leve	Brazil	-	-	-	-	83,700	576,109	83,700	576,109
Totvs	Brazil	15,000	188,157	-	-	80,100	1,004,760	95,100	1,192,917

			379,981		-		2,567,392		2,947,373	2.9%

Absolute Software	Canada	-	-	-	-	16,200	116,604	16,200	116,604
Gildan Activewear	Canada	-	-	-	-	5,500	182,820	5,500	182,820
Magellan Aerospace	Canada	-	-	-	-	109,100	1,490,189	109,100	1,490,189
MTY Food Group	Canada	-	-	-	-	15,100	400,410	15,100	400,410
Richelieu Hardware	Canada	-	-	-	-	9,800	492,981	9,800	492,981
Ritchie Bros. Auctioneers	Canada	-	-	-	-	19,900	555,608	19,900	555,608

			-		-		3,238,612		3,238,612	3.2%

Inversiones La Construccion	Chile	9,000	100,802	-	-	60,100	673,131	69,100	773,933
Sonda	Chile	-	-	-	-	155,400	325,495	155,400	325,495

			100,802		-		998,626		1,099,428	1.1%

AAC Technologies Holdings	China	-	-	-	-	30,000	169,708	30,000	169,708
E-House (China) Holdings ADR	China	-	-	-	-	77,500	520,800	77,500	520,800
Haitian International Holdings	China	-	-	-	-	167,000	384,346	167,000	384,346
Xtep International Holdings	China	-	-	-	-	1,358,800	494,329	1,358,800	494,329

			-		-		1,569,183		1,569,183	1.5%

Globaltrans Investment GDR	Cyprus	-	-	72,200	342,950	115,800	550,050	188,000	893,000	0.9%

Coloplast Cl. B	Denmark	-	-	3,000	196,850	-	-	3,000	196,850
SimCorp	Denmark	2,500	99,561	-	-	-	-	2,500	99,561
Zealand Pharma	Denmark	-	-	12,000	198,150	-	-	12,000	198,150

			99,561		395,000		-		494,561	0.5%

Nokian Renkaat	Finland	5,000	156,692	12,500	391,730	15,000	470,076	32,500	1,018,498	1.0%

Altamir	France	-	-	20,000	232,781	-	-	20,000	232,781
Alten	France	-	-	6,000	278,701	11,100	515,598	17,100	794,299
Boiron	France	-	-	1,500	147,160	-	-	1,500	147,160
Gaztransport Et Technigaz	France	-	-	3,900	246,701	-	-	3,900	246,701
Interparfums	France	-	-	11,500	313,468	-	-	11,500	313,468
Lectra	France	-	-	20,000	285,402	21,310	304,095	41,310	589,497
Linedata Services	France	-	-	9,000	266,694	-	-	9,000	266,694
Manutan International	France	-	-	8,500	403,971	-	-	8,500	403,971
Neurones	France	-	-	15,000	249,503	-	-	15,000	249,503
Nexity	France	-	-	5,000	196,214	7,700	302,169	12,700	498,383
Parrot	France	-	-	3,000	134,551			3,000	134,551
Robertet	France	-	-	700	159,201			700	159,201
SEB	France	-	-	3,000	279,604			3,000	279,604
Tarkett	France	-	-	9,000	194,151			9,000	194,151
Technicolor	France	-	-	-	-	81,400	530,880	81,400	530,880
Thermador Groupe	France	1,700	142,162	4,953	414,194	3,100	259,237	9,753	815,593
Vetoquinol	France	-	-	9,200	381,546	-	-	9,200	381,546
Virbac	France	750	160,539	1,000	214,051	1,350	288,969	3,100	663,559

			302,701		4,397,893		2,200,948		6,901,542	6.8%

Amadeus Fire	Germany	-	-	2,500	222,970	-	-	2,500	222,970
Aurelius	Germany	-	-	-	-	8,561	365,973	8,561	365,973
Bertrandt	Germany	1,400	183,783	2,500	328,184	950	124,710	4,850	636,677
Carl Zeiss Meditec	Germany	8,000	203,973	-	-	29,000	739,402	37,000	943,375
CompuGroup Medical	Germany	-	-	-	-	7,300	255,424	7,300	255,424
Fielmann	Germany	1,300	88,364	2,750	186,924	2,450	166,532	6,500	441,820
Gerry Weber International	Germany	-	-	8,500	194,926	-	-	8,500	194,926
GFT Technologies	Germany	-	-	-	-	9,300	191,913	9,300	191,913
KWS Saat	Germany	500	166,392	1,000	332,783	1,100	366,061	2,600	865,236
Nemetschek	Germany	-	-	-	-	8,000	257,486	8,000	257,486
STRATEC Biomedical	Germany	2,000	110,158	-	-	2,000	110,158	4,000	220,316
Takkt	Germany	-	-	12,000	219,536	-	-	12,000	219,536

			752,670		1,485,323		2,577,659		4,815,652	4.7%

I.T	Hong Kong	-	-	-	-	1,531,000	576,726	1,531,000	576,726
New World Department Store China	Hong Kong	-	-	-	-	3,843,400	1,031,313	3,843,400	1,031,313
Pacific Textiles Holdings	Hong Kong	-	-	-	-	295,000	471,906	295,000	471,906
Stella International Holdings	Hong Kong	30,000	71,598	-	-	-	-	30,000	71,598
Television Broadcasts	Hong Kong	-	-	-	-	98,100	581,522	98,100	581,522
Texwinca Holdings	Hong Kong	-	-	-	-	208,000	220,838	208,000	220,838
Value Partners Group	Hong Kong	45,000	71,057	-	-	612,600	967,319	657,600	1,038,376

			142,655		-		3,849,624		3,992,279	3.9%

Apollo Tyres	India	-	-	-	-	100,000	266,960	100,000	266,960
Bajaj Finance	India	3,300	282,324	-	-	7,500	641,645	10,800	923,969
Kewal Kiran Clothing	India	3,980	132,562	-	-	-	-	3,980	132,562
Motherson Sumi Systems	India	24,000	195,151	-	-	22,500	182,954	46,500	378,105

			610,037		-		1,091,559		1,701,596	1.7%

Selamat Sempurna	Indonesia	-	-	-	-	792,700	274,390	792,700	274,390	0.3%

		Royce International Premier Fund		Royce European Small-Cap Fund		Royce Global Value Fund		ProForma Combined Royce International Premier Fund		Combined % of Net Assets

Security Display Name	Country	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value

Azimut Holding	Italy	3,500	102,388	9,600	280,835	4,000	117,015	17,100	500,238
B&C Speakers	Italy	-	-	30,000	227,429	-	-	30,000	227,429
De’Longhi	Italy	-	-	8,000	183,371	-	-	8,000	183,371
DiaSorin	Italy	3,500	159,786	7,400	337,833	2,700	123,263	13,600	620,882
Recordati	Italy	8,200	171,956	12,500	262,129	9,000	188,733	29,700	622,818
Reply	Italy	-	-	2,000	204,352	-	-	2,000	204,352

			434,130		1,495,949		429,011		2,359,090	2.3%

EPS Holdings	Japan	-	-	-	-	45,100	547,236	45,100	547,236
GCA Savvian	Japan	-	-	-	-	50,000	620,991	50,000	620,991
Horiba	Japan	3,600	146,488	-	-	7,500	305,184	11,100	451,672
Itoki Corporation	Japan	-	-	-	-	52,700	300,995	52,700	300,995
Leopalace21 Corporation	Japan	-	-	-	-	82,400	505,637	82,400	505,637
Meitec Corporation	Japan	5,200	193,749	-	-	12,500	465,743	17,700	659,492
Miraca Holdings	Japan	-	-	-	-	5,400	270,033	5,400	270,033
MISUMI Group	Japan	13,000	184,614	-	-	41,000	582,245	54,000	766,859
Namura Shipbuilding	Japan	-	-	-	-	35,300	302,856	35,300	302,856
Nihon Kohden	Japan	-	-	-	-	2,600	64,371	2,600	64,371
Nishikawa Rubber	Japan	-	-	-	-	17,000	275,034	17,000	275,034
Obara Group	Japan	-	-	-	-	18,000	967,766	18,000	967,766
SPARX Group	Japan	-	-	-	-	226,300	475,214	226,300	475,214
Sun Frontier Fudousan	Japan	-	-	-	-	34,400	278,832	34,400	278,832
Tokai Tokyo Financial Holdings	Japan	-	-	-	-	56,400	410,609	56,400	410,609
TOTO	Japan	10,000	180,251	-	-	30,200	544,358	40,200	724,609
Trancom	Japan	-	-	-	-	6,600	360,779	6,600	360,779
Trend Micro	Japan	4,500	154,063	-	-	9,000	308,126	13,500	462,189
USS	Japan	10,000	180,578	-	-	40,000	722,311	50,000	902,889
Zuiko Corporation	Japan	-	-	-	-	7,500	258,610	7,500	258,610

			1,039,743		-		8,566,930		9,606,673	9.5%

CB Industrial Product Holding	Malaysia	-	-	-	-	400,000	212,033	400,000	212,033	0.2%

Industrias Bachoco ADR	Mexico	-	-	-	-	9,700	524,867	9,700	524,867	0.5%

Brunel International	Netherlands	-	-	12,500	247,984	-	-	12,500	247,984
Lucas Bols Holding BV	Netherlands	-	-	-	-	11,937	230,161	11,937	230,161

			-		247,984		230,161		478,145	0.5%

Borregaard	Norway	-	-	35,000	247,754	34,000	240,675	69,000	488,429
Spectrum	Norway	-	-	35,000	142,402	-	-	35,000	142,402
TGS-NOPEC Geophysical	Norway	7,500	175,149	14,800	345,628	35,000	817,364	57,300	1,338,141
Tomra Systems	Norway	-	-	-	-	37,400	342,257	37,400	342,257

			175,149		735,784		1,400,296		2,311,229	2.3%

Lewis Group	South Africa	-	-	-	-	87,500	709,077	87,500	709,077
Nampak	South Africa	-	-	-	-	28,200	78,323	28,200	78,323

			-		-		787,400		787,400	0.8%

Huvis Corporation	South Korea	-	-	-	-	27,200	264,575	27,200	264,575	0.3%

Atento	Spain	-	-	-	-	38,400	552,192	38,400	552,192
Laboratorios Farmaceuticos Rovi	Spain	-	-	12,000	187,429	-	-	12,000	187,429

			-		187,429		552,192		739,621	0.7%

Addtech Cl. B	Sweden	-	-	27,500	418,810	-	-	27,500	418,810	0.4%

Belimo Holding	Switzerland	70	166,961	-	-	95	226,590	165	393,551
Burckhardt Compression Holding	Switzerland	425	161,031	-	-	500	189,449	925	350,480
Burkhalter Holding	Switzerland	1,050	122,413	2,000	233,167	1,400	163,217	4,450	518,797
Carlo Gavazzi Holding	Switzerland	-	-	1,400	343,954	-	-	1,400	343,954
Forbo Holding	Switzerland	155	184,352	-	-	250	297,342	405	481,694
Garmin	Switzerland	-	-	-	-	11,400	500,802	11,400	500,802
Inficon Holding	Switzerland	450	153,778	-	-	400	136,692	850	290,470
Kaba Holding	Switzerland	250	148,805		-	-	-	250	148,805
Kardex	Switzerland	-	-	3,000	180,170	-	-	3,000	180,170
LEM Holding	Switzerland	260	199,807	-	-	190	146,013	450	345,820
Partners Group Holding	Switzerland	750	224,210	-	-	1,000	298,946	1,750	523,156
Schaffner Holding	Switzerland	-	-	1,100	262,367	-	-	1,100	262,367
VZ Holding	Switzerland	1,000	240,655	2,800	673,833	4,300	1,034,815	8,100	1,949,303
Zehnder Group	Switzerland	-	-	8,000	298,626	-	-	8,000	298,626

			1,602,012		1,992,117		2,993,866		6,587,995	6.5%

Flytech Technology	Taiwan	-	-	-	-	95,600	381,105	95,600	381,105
Kinik Company	Taiwan	-	-	-	-	147,100	280,331	147,100	280,331
Makalot Industrial	Taiwan	-	-	-	-	35,100	302,032	35,100	302,032
Parade Technologies	Taiwan	-	-	-	-	17,300	201,851	17,300	201,851
Taiwan Paiho	Taiwan	-	-	-	-	117,100	330,185	117,100	330,185

			-		-		1,495,504		1,495,504	1.5%

Abcam	United Kingdom	25,000	203,477	-	-	85,000	691,821	110,000	895,298
Ashmore Group	United Kingdom	25,000	113,601	95,000	431,685	150,000	681,608	270,000	1,226,894
AVEVA Group	United Kingdom	6,500	184,653	15,000	426,123	20,500	582,368	42,000	1,193,144
Brammer	United Kingdom	-	-	70,000	339,586	26,000	126,132	96,000	465,718
Circassia Pharmaceuticals	United Kingdom	-	-	20,000	92,075	-	-	20,000	92,075
Clarkson	United Kingdom	5,832	250,806	13,400	576,268	31,500	1,354,661	50,732	2,181,735
Consort Medical	United Kingdom	13,300	190,168	31,700	453,258	20,000	285,968	65,000	929,394
Diploma	United Kingdom	-	-	20,000	253,914	-	-	20,000	253,914
e2v technologies	United Kingdom	40,000	157,753	120,300	474,444	75,000	295,788	235,300	927,985
Elementis	United Kingdom	41,500	167,321	91,400	368,509	50,000	201,591	182,900	737,421
EMIS Group	United Kingdom	-	-	-	-	39,200	567,887	39,200	567,887

		Royce International Premier Fund		Royce European Small-Cap Fund		Royce Global Value Fund		ProForma Combined Royce International Premier Fund		Combined % of Net Assets

Security Display Name	Country	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value

Genus	United Kingdom	-	-	11,500	257,850	-	-	11,500	257,850
Fidessa Group	United Kingdom	5,200	185,879	-	-	10,000	357,459	15,200	543,338
HellermannTyton Group	United Kingdom	35,000	189,069	100,000	540,196	149,000	804,892	284,000	1,534,157
HSS Hire Group	United Kingdom	-	-	60,000	126,800	-	-	60,000	126,800
ITE Group	United Kingdom	-	-	100,000	268,684	-	-	100,000	268,684
Jupiter Fund Management	United Kingdom	-	-	25,000	175,077	-	-	25,000	175,077
Kennedy Wilson Europe Real Estate	United Kingdom	-	-	17,170	306,474	8,865	158,235	26,035	464,709
Lakehouse	United Kingdom	-	-	80,000	119,415	-	-	80,000	119,415
Latchways	United Kingdom	16,000	197,349	33,700	415,666	-	-	49,700	613,015
Mears Group	United Kingdom	-	-	40,000	264,441	-	-	40,000	264,441
Polypipe Group	United Kingdom	-	-	97,900	417,636	-	-	97,900	417,636
Porvair	United Kingdom	-	-	55,000	267,898	-	-	55,000	267,898
Rotork	United Kingdom	30,000	109,642	50,000	182,736	180,000	657,851	260,000	950,229
Senior	United Kingdom	-	-	70,000	315,664	-	-	70,000	315,664
Spirax-Sarco Engineering	United Kingdom	2,300	122,619	3,000	159,938	3,000	159,938	8,300	442,495
Synthomer	United Kingdom	-	-	85,000	416,161	135,000	660,962	220,000	1,077,123
Treatt	United Kingdom	-	-	85,000	219,032	-	-	85,000	219,032
Trifast	United Kingdom	-	-	58,200	112,480	-	-	58,200	112,480
Victrex	United Kingdom	5,000	151,626	-	-	7,500	227,438	12,500	379,064
Xaar	United Kingdom	-	-	40,000	292,253	-	-	40,000	292,253
Zeal Network	United Kingdom	-	-	-	-	4,500	211,108	4,500	211,108

			2,223,963		8,274,263		8,025,707		18,523,933	18.3%

Advance Auto Parts	United States	-	-	-	-	800	127,432	800	127,432
AGCO Corporation	United States	-	-	-	-	5,700	323,646	5,700	323,646
Alleghany Corporation	United States	-	-	-	-	775	363,289	775	363,289
Anixter International	United States	-	-	-	-	9,100	592,865	9,100	592,865
ANSYS	United States	-	-	-	-	2,600	237,224	2,600	237,224
Applied Industrial Technologies	United States	-	-	-	-	3,300	130,845	3,300	130,845
Artisan Partners Asset Management Cl. A	United States	-	-	-	-	11,200	520,352	11,200	520,352
Badger Meter	United States	-	-	-	-	1,000	63,490	1,000	63,490
Bed Bath & Beyond	United States	-	-	-	-	4,800	331,104	4,800	331,104
Blackstone Group L.P.	United States	-	-	-	-	4,000	163,480	4,000	163,480
BorgWarner	United States	-	-	-	-	5,300	301,252	5,300	301,252
Cal-Maine Foods	United States	-	-	-	-	6,100	318,420	6,100	318,420
Capella Education	United States	-	-	-	-	1,400	75,138	1,400	75,138
Carlisle Companies	United States	-	-	-	-	6,500	650,780	6,500	650,780
Carter’s	United States	-	-	-	-	1,400	148,820	1,400	148,820
Coherent	United States	-	-	-	-	4,800	304,704	4,800	304,704
Copart	United States	-	-	-	-	5,100	180,948	5,100	180,948
Core-Mark Holding Company	United States	-	-	-	-	2,200	130,350	2,200	130,350
Diodes	United States	-	-	-	-	3,500	84,385	3,500	84,385
Dollar Tree	United States	-	-	-	-	8,200	647,718	8,200	647,718
Dorman Products	United States	-	-	-	-	700	33,362	700	33,362
Drew Industries	United States	-	-	-	-	11,000	638,220	11,000	638,220
DST Systems	United States	-	-	-	-	2,700	340,146	2,700	340,146
Dun & Bradstreet	United States	-	-	-	-	500	61,000	500	61,000
E*TRADE Financial	United States	-	-	-	-	6,900	206,655	6,900	206,655
Equifax	United States	-	-	-	-	1,200	116,508	1,200	116,508
Evercore Partners Cl. A	United States	-	-	-	-	1,000	53,960	1,000	53,960
Fenix Parts	United States	-	-	-	-	8,500	85,170	8,500	85,170
GATX Corporation	United States	-	-	-	-	2,100	111,615	2,100	111,615
Genesee & Wyoming Cl. A	United States	-	-	-	-	2,500	190,450	2,500	190,450
Gentex Corporation	United States	-	-	-	-	10,000	164,200	10,000	164,200
IHS Cl. A	United States	-	-	-	-	1,300	167,219	1,300	167,219
Jones Lang LaSalle	United States	-	-	-	-	1,600	273,600	1,600	273,600
Kaiser Aluminum	United States	-	-	-	-	400	33,232	400	33,232
Kennedy-Wilson Holdings	United States	-	-	-	-	23,800	585,242	23,800	585,242
Lam Research	United States	-	-	-	-	1,100	89,485	1,100	89,485
ManpowerGroup	United States	-	-	-	-	10,100	902,738	10,100	902,738
Media General	United States	-	-	-	-	2,600	42,952	2,600	42,952
Mentor Graphics	United States	-	-	-	-	4,700	124,221	4,700	124,221
Minerals Technologies	United States	-	-	-	-	10,900	742,617	10,900	742,617
Mohawk Industries	United States	-	-	-	-	1,800	343,620	1,800	343,620
Monro Muffler Brake	United States	-	-	-	-	700	43,512	700	43,512
Mueller Industries	United States	-	-	-	-	3,200	111,104	3,200	111,104
National Instruments	United States	-	-	-	-	5,200	153,192	5,200	153,192
NVR	United States	-	-	-	-	100	134,000	100	134,000
Premier Cl. A	United States	-	-	-	-	2,800	107,688	2,800	107,688
Quaker Chemical	United States	-	-	-	-	2,500	222,100	2,500	222,100
RBC Bearings	United States	-	-	-	-	300	21,528	300	21,528
Reliance Steel & Aluminum	United States	-	-	-	-	8,900	538,272	8,900	538,272
Rogers Corporation	United States	-	-	-	-	1,600	105,824	1,600	105,824
Sanderson Farms	United States	-	-	-	-	3,100	232,996	3,100	232,996
SEI Investments	United States	-	-	-	-	6,700	328,501	6,700	328,501
Sensient Technologies	United States	-	-	-	-	3,800	259,692	3,800	259,692
Sotheby’s	United States	-	-	-	-	4,700	212,628	4,700	212,628
Standard Motor Products	United States	-	-	-	-	14,263	500,917	14,263	500,917
Sun Hydraulics	United States	-	-	-	-	3,700	141,007	3,700	141,007
Thor Industries	United States	-	-	-	-	13,700	771,036	13,700	771,036
Towers Watson & Co. Cl. A	United States	-	-	-	-	2,100	264,180	2,100	264,180
UGI Corporation	United States	-	-	-	-	9,500	327,275	9,500	327,275
Valmont Industries	United States	-	-	-	-	7,000	832,090	7,000	832,090
Valspar Corporation (The)	United States	-	-	-	-	700	57,274	700	57,274
Waste Connections	United States	-	-	-	-	3,500	164,920	3,500	164,920
Waters Corporation	United States	-	-	-	-	1,300	166,894	1,300	166,894
Westlake Chemical	United States	-	-	-	-	9,000	617,310	9,000	617,310
Westwood Holdings Group	United States	-	-	-	-	4,200	250,194	4,200	250,194
World Fuel Services	United States	-	-	-	-	3,500	167,825	3,500	167,825

			-		-		17,734,413		17,734,413	17.5%

TOTAL COMMON STOCKS			8,223,478		21,353,412		64,065,611		93,642,501	92.4%

REPURCHASE AGREEMENT			782,000		1,273,000		5,874,000		7,929,000	7.8%

TOTAL INVESTMENTS			9,005,478		22,626,412		69,939,611		101,571,501	100.2%

LIABILITIES LESS CASH AND OTHER ASSETS/CASH AND OTHER ASSETS LESS LIABILITIES			(614,355)		(340,841)		755,529		(199,667)	-0.2%

NET ASSETS			8,391,123		22,285,571		70,695,140		101,371,834	100.0%

Pro Forma Condensed Combined Statement of Assets and Liabilities
Relating to Both Reorganizations as of June 30, 2015 (Unaudited)

	Royce International	Royce European	Royce Global	Adjustments[1]	Pro Forma
	Premier Fund	Small-Cap Fund	Value Fund		Combined Royce
					International
					Premier Fund
ASSETS:
Investments at value	$8,223,478	$21,353,412	$64,065,611	$-	$93,642,501
Repurchase agreements (at cost and value)	782,000	1,273,000	5,874,000	-	7,929,000
Cash and foreign currency	2,537	2,309	307,193	-	312,039
Receivable for investments sold	73,703	-	722,666	-	796,369
Receivable for capital shares sold	6,599	75,015	23,173	-	104,787
Receivable for dividends and interest	39,071	81,034	293,926	-	414,031
Prepaid expenses and other assets	126	278	204	-	608
Total Assets	9,127,514	22,785,048	71,286,773	-	103,199,335
LIABILITIES:
Payable for investments purchased	695,888	428,216	75,042	-	1,199,146
Payable for capital shares redeemed	3,204	-	317,222	-	320,426
Payable for investment advisory fees	4,066	20,062	73,658	-	97,786
Payable for trustees’ fees	192	447	3,550	-	4,189
Accrued expenses	25,864	50,752	122,161	-	198,777
Deferred capital gains tax	7,177	-	-	-	7,177
Total Liabilities	736,391	499,477	591,633	-	1,827,501
Net Assets	$8,391,123	$22,285,571	70,695,140	$-	$101,371,834
ANALYSIS OF NET ASSETS:
Paid-in capital	$7,892,892	$23,851,988	141,066,289	$-	$172,811,169
Undistributed net investment income (loss)	89,282	175,917	439,301	-	704,500
Accumulated net realized gain (loss) on investments and foreign currency	(708,412)	(2,392,302)	(72,299,373)	-	(75,400,087)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,117,361	649,968	1,488,923	-	3,256,252
Net Assets	$8,391,123	$22,285,571	70,695,140	$-	$101,371,834
Investment Class	$1,836,254	$2,629,734	34,188,745	$-	38,654,733
Service Class	6,554,869	19,655,837	25,054,308	-	51,265,014
Consultant Class			11,302,854	-	11,302,854
R Class			124,902	-	124,902
K Class			24,331	-	24,331
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	185,372	288,558	2,522,592	904,056	3,900,578
Service Class	560,830	1,705,577	1,839,859	279,108	4,385,374
Consultant Class			842,229	-	842,229
R Class			12,503	-	12,503
K Class			2,431	-	2,431
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$9.91	$9.11	13.55	$-	$9.91
Service Class[2]	11.69	11.52	13.62	-	11.69
Consultant Class[3]			13.42	-	13.42
R Class [4]			9.99	-	9.99
K Class [4]			10.01	-	10.01
Investments at identified cost	$7,101,268	$20,703,011	62,546,125	$-	$90,350,404

[1]
Reflects the change in shares of Royce International Premier Fund after giving effect to the distribution of shares of Royce International Premier Fund to Royce European Small-Cap Fund and Royce Global Value Fund shareholders as if the Reorganizations had taken place on June 30, 2015.

[2]
Offering and redemption price per share; shares held less than 30 days may be subject to a 2% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.

[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[4]	Offering and redemption price per share.

Pro Forma Condensed Combined Statement of Operations
Relating to Both Reorganizations as of June 30, 2015 (Unaudited)

	Royce International	Royce European	Royce Global	Adjustments[1]	Pro Forma
	Premier Fund	Small-Cap Fund	Value Fund		Combined Royce
					International
INVESTMENT INCOME:					Premier Fund
INCOME:
Dividends	$175,645	$429,193	1,155,091	$-	$1,759,929
Foreign withholding tax	(14,320)	(48,747)	(94,575)	-	(157,642)
Securities lending	-	-	71	-	71
Total income	161,325	380,446	1,060,587	-	1,602,358
EXPENSES:
Investment advisory fees	51,432	133,237	491,523	-	676,192
Distribution fees	5,824	23,909	113,588	-	143,321
Shareholder servicing	13,453	27,332	105,546	(14,412)	131,919
Shareholder reports	1,666	11,914	26,912	-	40,492
Custody	17,038	21,364	50,626	(11,300)	77,728
Registration	20,443	20,054	35,256	(40,497)	35,256
Audit	14,446	12,918	17,508	(27,364)	17,508
Administrative and office facilities	745	1,837	10,095	-	12,677
Trustees’ fees	288	694	4,301	-	5,283
Legal	55	137	734	-	926
Other expenses	631	887	4,039	(1,050)	4,507
Total expenses	126,021	254,283	860,128	(94,623)	1,145,809
Compensating balance credits	(2)	(10)	(44)	-	(56)
Fees waived by investment adviser and distributor	(25,827)	(18,159)	(11,696)	-	(55,682)
Expenses reimbursed by investment adviser	(35,141)	(58,763)	(168,103)	94,623	(167,384)
Net expenses	65,051	177,351	680,285	-	922,687
Net investment income (loss)	96,274	203,095	380,302	-	679,671
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	(68,015)	(1,988,528)	1,273,580	-	(782,963)
Foreign currency transactions	(7,194)	3,708	(45,554)	-	(49,040)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	1,063,154	4,028,207	4,084,452	-	9,175,813
Other assets and liabilities denominated in foreign currency	18,265	3,201	(9,913)	-	11,553
Net realized and unrealized gain (loss) on investments and foreign currency	1,006,210	2,046,588	5,302,565	-	8,355,363
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$1,102,484	$2,249,683	5,682,867	$-	$9,035,034

[1]	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

Notes to Pro Forma Combined Financial Statements Relating to
Both Reorganizations as of June 30, 2015 (Unaudited)

NOTE 1 – Basis of Combination:

At a meeting held on October 8, 2015, the Board approved each Target Fund entering into the Plan with International Premier and both Reorganizations. The Plan provides for the transfer of all of assets of a Target Fund to International Premier in exchange for International Premier’s assumption of all of the liabilities of the Target Fund and International Premier’s issuance of shares of beneficial interest of International Premier (the “International Premier Shares”) to the Target Fund. The International Premier Shares received by a Target Fund in the proposed reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Fund shares that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by a Target Fund, on a pro rata basis, of the International Premier Shares to its shareholders in complete liquidation of the Target Fund.

Each Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and the unaudited pro forma condensed combined statement of assets and liabilities reflect the financial position of European Small-Cap, Global Value, and International Premier at June 30, 2015 as if both Reorganizations had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of European Small-Cap, Global Value, and International Premier for the six-month period ended June 30, 2015 as if both Reorganizations had occurred on January 1, 2015. These statements have been derived from the books and records of European Small-Cap, Global Value, and International Premier utilized in calculating daily net asset values at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Completion of both Reorganizations as of June 30, 2015 would not have caused International Premier to violate any of its portfolio-level compliance tests. The historical cost of each Target Fund’s investment securities will be carried forward to the Combined Fund. The fiscal year end for each of European Small-Cap, Global Value, and International Premier is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of European Small-Cap, Global Value, and International Premier included in, incorporated by reference into, the SAI. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had both Reorganizations occurred on June 30, 2015 or January 1, 2015, as applicable. Following both Reorganizations, International Premier will be the legal and accounting survivor.

Royce will pay all fees and expenses resulting from both Reorganizations, including proxy solicitation costs and legal and audit fees. Those fees and expenses are estimated to be approximately $200,000. Any brokerage or other trading costs incurred by a Target Fund or International Premier in connection with buying or selling portfolio securities prior to a Reorganization will be borne by the relevant Fund and its shareholders. Any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after a Reorganization will be borne by the Combined Fund and its shareholders.

NOTE 2 – International Premier, European Small-Cap and Global Value Valuation:

Securities are valued as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Each of European Small-Cap, Global Value, and International Premier values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Board, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the relevant Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular security will be the amount which the relevant Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. European Small-Cap, Global Value, and International Premier use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the investments of European Small-Cap, Global Value, and International Premier, as noted above. These inputs are summarized in the three broad levels below:

Level 1 -	quoted prices in active markets for identical securities.
Level 2 -
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 -
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the investments of European Small-Cap, Global Value, and International Premier as of June 30, 2015.

	Level 1	Level 2	Level 3	Total
Royce European Small-Cap Fund
Common Stocks	$21,353,412	-	-	$21,353,412
Cash Equivalents	-	$1,273,000	-	$1,273,000

Royce Global Value Fund
Common Stocks	$64,065,611	-	-	$64,065,611
Cash Equivalents	-	$5,874,000	-	$5,874,000

Royce International Premier Fund
Common Stocks	$8,223,478	-	-	$8,223,478
Cash Equivalents	-	$782,000	-	$782,000

For the six-month period ended June 30, 2015, certain securities have transferred in and out of Level 1 and Level 2 measurements. Each of European Small-Cap, Global Value, and International Premier recognizes transfers between levels as of the end of the reporting period. At June 30, 2015, European Small-Cap, Global Value, and International Premier had securities transfer from Level 2 to Level 1 within the fair value hierarchy of $13,273,317, $30,021,085, and $5,977,194, respectively.

NOTE 3 – Capital Shares:

As of June 30, 2015, International Premier and European Small-Cap only had Investment Class and Service Class shares outstanding while Global Value had Investment Class, Service Class, Consultant Class, R Class, and K Class shares outstanding.

The pro forma net asset value per share assumes the issuance of Investment Class, Service Class, Consultant Class, R Class, and K Class shares of International Premier that would have been issued at June 30, 2015 in connection with both proposed Reorganizations. The number of full and fractional shares of each Class of International Premier assumed to be issued is determined by dividing: (i) the aggregate value of the assets of the Target Funds that are transferred to International Premier, net of all of the liabilities of the Target Funds that are assumed to International Premier, by (ii) the net asset value of one share of the relevant Class of International Premier.

The pro forma number of shares outstanding, by Class, for International Premier consists of the following at June 30, 2015.

Class of Shares of International Premier	Shares of International Premier: Pre-Both Reorganizations	Additional Shares of International Premier Assumed Issued in Both Reorganizations	Total Outstanding Shares of International Premier: Post-Both Reorganizations
Investment Class	185,372	3,715,206	3,900,578
Service Class	560,830	3,824,544	4,385,374
Consultant Class(1)	-	842,229	842,229
R Class(1)	-	12,503	12,503
K Class(1)	-	2,431	2,431

(1) As of June 30, 2015, International Premier did not have any outstanding shares for this share class.

NOTE 4 – Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the six-month period ended June 30, 2015, as adjusted, giving effect to both Reorganizations reflects changes in expenses of International Premier as if such Reorganizations were consummated on January 1, 2015.

The contractual investment advisory fee rates for each of European Small-Cap, Global Value, and International Premier have changed during 2015 and will change effective January 1, 2016 as set forth below:

	January 1, 2015 through June 30, 2015	July 1, 2015 through December 31, 2015	Effective January 1, 2016
Investment Advisory Fee Rate for Royce European Small-Cap Fund	1.25% of first $2,000,000,000; 1.20% of next $2,000,000,000; 1.15% of next $2,000,000,000; and 1.10% of any additional average net assets	1.10% of first $2,000,000,000; 1.05% of next $2,000,000,000; 1.00% of next $2,000,000,000; and 0.95% of any additional average net assets	1.00% of first $2,000,000,000; 0.95% of next $2,000,000,000; 0.90% of next $2,000,000,000; and 0.85% of any additional average net assets
Investment Advisory Fee Rate for Royce Global Value Fund	1.25% of first $2,000,000,000; 1.20% of next $2,000,000,000; 1.15% of next $2,000,000,000; and 1.10% of any additional average net assets	1.10% of first $2,000,000,000; 1.05% of next $2,000,000,000; 1.00% of next $2,000,000,000; and 0.95% of any additional average net assets	1.00% of first $2,000,000,000; 0.95% of next $2,000,000,000; 0.90% of next $2,000,000,000; and 0.85% of any additional average net assets
Investment Advisory Fee Rate for Royce International Premier Fund	1.25% of first $2,000,000,000; 1.20% of next $2,000,000,000; 1.15% of next $2,000,000,000; and 1.10% of any additional average net assets	1.10% of first $2,000,000,000; 1.05% of next $2,000,000,000; 1.00% of next $2,000,000,000; and 0.95% of any additional average net assets	1.00% of first $2,000,000,000; 0.95% of next $2,000,000,000; 0.90% of next $2,000,000,000; and 0.85% of any additional average net assets

The contractual expense caps for each of European Small-Cap, Global Value, and International Premier have changed during 2015 and will change effective January 1, 2016 as set forth below:

	January 1, 2015 through June 30, 2015	July 1, 2015 through December 31, 2015	Effective January 1, 2016
Contractual Expense Caps* for Royce European Small-Cap Fund and Related Expiration Dates
Investment Class	1.44% expiring April 30, 2016 1.74% expiring April 30, 2025	1.29% expiring April 30, 2016 1.74% expiring April 30, 2025	1.19% expiring December 31, 2016 1.74% expiring December 31, 2025
Service Class	1.69% expiring April 30, 2016 1.99% expiring April 30, 2025	1.54% expiring April 30, 2016 1.99% expiring April 30, 2025	1.44% expiring December 31, 2016 1.99% expiring December 31, 2025
Contractual Expense Caps* for Royce Global Value Fund and Related Expiration Dates
Investment Class	1.44% expiring April 30, 2016 1.99% expiring April 30, 2021	1.29% expiring April 30, 2016 1.99% expiring April 30, 2021	1.19% expiring December 31, 2016 1.99% expiring December 31, 2021
Service Class	1.69% expiring April 30, 2016 1.99% expiring April 30, 2018	1.54% expiring April 30, 2016 1.99% expiring April 30, 2018	1.44% expiring December 31, 2016 1.99% expiring December 31, 2018
Consultant Class	2.44% expiring April 30, 2016	2.29% expiring April 30, 2016	2.19% expiring December 31, 2016
R Class	1.99% expiring April 30, 2016 1.99% expiring April 30, 2025	1.84% expiring April 30, 2016 1.99% expiring April 30, 2025	1.74% expiring December 31, 2016 1.99% expiring December 31, 2025
K Class	1.74% expiring April 30, 2016 1.99% expiring April 30, 2025	1.59% expiring April 30, 2016 1.99% expiring April 30, 2025	1.49% expiring December 31, 2016 1.99% expiring December 31, 2025
Contractual Expense Caps* for Royce International Premier Fund and Related Expiration Dates
Investment Class	1.44% expiring April 30, 2016 1.74% expiring April 30, 2025	1.29% expiring April 30, 2016 1.74% expiring April 30, 2025	1.19% expiring December 31, 2016 1.74% expiring December 31, 2025
Service Class	1.69% expiring April 30, 2016 1.99% expiring April 30, 2025	1.54% expiring April 30, 2016 1.99% expiring April 30, 2025	1.44% expiring December 31, 2016 1.99% expiring December 31, 2025

* Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain each Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below the amount set forth above for the periods set forth above.

NOTE 5 – Federal Income Taxes:

Each of European Small-Cap, Global Value, and International Premier has elected to be taxed as a “regulated investment company” under the Code. If both Reorganizations are consummated, unless it determines such qualification is no longer in the best interest of shareholders, International Premier will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, each Target Fund will make any required income or capital gain distributions prior to consummation of both Reorganizations, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. As of December 31, 2014, Global Value had substantial capital loss carryforwards, including $7,981,106 in capital loss carryforwards expiring on December 31, 2017 (the “Global Value Expiring Losses”) and capital loss carryforwards without expiration of $32,992,507. In addition, $31,995,687 were realized during the period November 1, 2014 to December 31, 2014 and carried over to 2015 by Global Value. These carryover capital losses are collectively referred to herein as the “Global Value Capital Losses.” As of December 31, 2014, International Premier did not have any capital loss carryforwards from prior years. During the period November 1, 2014 to December 31, 2014, $553,164 in capital losses were realized and carried over to 2015 by International Premier.

The Global Value Reorganization is expected to accelerate the expiration of the Global Value Expiring Losses by one taxable year. Additionally, because Global Value may experience an “ownership change” within the meaning of the Code as a result of the completion of one or both of the Reorganizations, the Combined Fund’s ability to use the Global Value Capital Losses and the capital loss carryovers of International Premier and any net built-in losses and certain tax attributes after such Reorganization as described above, may be substantially limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by Global Value would have included in the absence of a Reorganization, thereby reducing the after-tax investment returns of former Global Value shareholders.

As of December 31, 2014, neither European Small-Cap nor International Premier had any capital loss carryforwards from prior years. During the period November 1, 2014 to December 31, 2014, $235,153 and $553,164 in capital losses were realized and carried over to 2015 by European Small-Cap and International Premier, respectively. Post European Small-Cap Reorganization, the Combined Fund’s ability to use the capital loss carryforwards of European Small-Cap and International Premier to offset the Combined Fund’s capital gains, if any, and the use of certain other tax attributes may be limited. Consequently, the Combined Fund’s distributions to its shareholders may include larger amounts of taxable capital gains than distributions made by European Small-Cap would have included in the absence of a Reorganization, thereby reducing the after-tax investment returns of former European Small-Cap shareholders.